As filed with the Securities and Exchange Commission on May 8, 2007

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

Plainfield Direct Inc.

(Exact Name of Registrant as Specified in Charter)

55 Railroad Avenue

Greenwich, CT 06830

(203) 302-1700

(Address and Telephone Number of Principal Executive Offices)

Karen Dykstra

Chief Operating Officer and Chief Financial Officer

Plainfield Direct Inc.

55 Railroad Avenue

Greenwich, CT 06830

COPY TO:

Barry P. Barbash, Esq.

Willkie Farr & Gallagher LLP

1875 K Street, NW

Washington, DC 20006-1238

Approximate Date of Proposed Public Offering:     As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):

☐    When declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐    This amendment designates a new effective date for a previously filed registration statement.

☐    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, par value $0.001 per share	$200,000,000	$6,140

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                      , 2007

PROSPECTUS

                     Shares

Plainfield Direct Inc.

Common Stock

We specialize in providing a broad array of financing solutions primarily to middle-market companies in the United States. We structure and invest in securities across the capital structure to meet the financing needs of companies that we believe are underserved by the commercial banking system, public capital markets and larger financial institutions.

We are organized as an externally managed, non-diversified closed-end management investment company. We are regulated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes we expect to elect to be taxed as a regulated investment company under the Internal Revenue Code of 1986.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. In addition, we generate fee revenue related to our investments in the form of commitment, origination, structuring, due diligence and monitoring fees and prepayment penalties. We primarily make loans to and other investments in private (and to a lesser extent, public) middle-market companies, which we define as companies with annual revenues between $25 million and $500 million. We also make other investments as described in this prospectus. We can offer no assurances that we will continue to achieve our objective.

We are managed by Plainfield Asset Management LLC. Plainfield Asset Management LLC also provides the administrative services necessary for us to operate.

We and Merrill Lynch & Co., Credit Suisse Securities (USA) LLC, Bear, Stearns, & Co. Inc. and Deutsche Bank Securities (the “underwriters”) reserve the right to withdraw, cancel or modify this offering and reject orders for our common stock in whole or in part.

Our common stock has no history of public trading. Common stock of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If our common stock trades at a discount, it may increase the risk of loss for purchasers of this offering.

The Shares are expected to be listed on the New York Stock Exchange under the symbol “                    .”

The underwriters have reserved up to              shares of our common stock for sale to our directors, officers and employees, at the public offering price.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 55 Railroad Avenue, Greenwich, CT 06830 or by telephone at (203) 302-1700 or on our website at www.            .com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Investing in the common stock involves risks that are described in the “ Risk Factors” section beginning on page 11 of this prospectus.

	Per Share	Total
Public offering price	$	$
Sales Load (underwriting discount and commissions)	$	$
Proceeds, before expenses, to the Company(1)	$	$

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

We have granted the underwriters a 30-day option to purchase up to              additional shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the overallotment option is exercised in full, the total public offering price will be $             and the total underwriting discounts and commissions (sales load) will be $            . The proceeds to us would be $            , before deducting expenses payable by us.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The shares will be ready for delivery on or about                     , 2007.

Merrill Lynch & Co.

Credit Suisse

Bear, Stearns & Co. Inc.

Deutsche Bank Securities

The date of this prospectus is                     , 2007.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “our,” “the Company,” and “Plainfield Direct” refer to Plainfield Direct Inc.; “PAM” and “Investment Manager” refer to Plainfield Asset Management LLC.

The Company

We specialize in providing a broad array of financing solutions primarily to middle-market companies in the United States. We structure and invest in securities across the capital structure to meet the financing needs of companies that we believe are underserved by the commercial banking system, public capital markets and larger financial institutions.

We are organized as an externally managed, non-diversified closed-end management investment company organized under the laws of Delaware. We are regulated as a business development company, which we refer to as a “BDC,” under the Investment Company Act of 1940, as amended, which we refer to as the “1940 Act.” In addition, for tax purposes we expect to elect to be taxed as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, which we refer to as the “Code.”

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. In addition, we generate fee revenue related to our investments in the form of commitment, origination, structuring, due diligence and monitoring fees and prepayment penalties. We primarily make loans to and other investments in private (and to a lesser extent, public) “middle-market” companies, which we define as companies with annual revenues between $25 million and $500 million. We invest throughout the capital structure of these companies, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants. Our targeted investments typically range between $1 million and $25 million, although this investment size is likely to increase as the size of our capital base increases.

We have operated as a private lender and investor since April 1, 2006 and are externally managed and advised by our Investment Manager, Plainfield Asset Management LLC, which we refer to as “PAM.” We currently have two stockholders, Plainfield Special Situations Master Fund Limited, which we refer to as “PSSMF,” and Plainfield Direct Master Fund Limited, which we refer to as “PDMF,” both of which are private funds managed by our Investment Manager. For our initial equity capitalization, PSSMF transferred cash, loans and investments from its portfolio to us with an aggregate fair value of approximately $433 million. We raised an additional $232 million in cash from new and existing investors through subscriptions in PDMF, a fund that was established to invest exclusively in our strategy. As of December 31, 2006, we had $705 million in total equity capital, all of which was held by our two current stockholders.

Portfolio Overview

As of December 31, 2006, our total investment portfolio (including off-balance sheet assets) consisted of investments in 82 companies in 29 industries with a total value of $749 million. Our portfolio is diversified both in terms of asset mix and industries, with our five largest investments representing approximately 23% of the portfolio, no single investment representing more than 6% of the portfolio and no industry representing more than 12% of the portfolio at December 31, 2006. The following chart illustrates each asset class as a percentage of our total investment portfolio at December 31, 2006.

Since the commencement of our operations through December 31, 2006, our gross return on average net assets for the period was 11.4%. On an annualized basis, this return was 15.2%. The following table provides selected financial information as of December 31, 2006.

At December 31, 2006
Balance Sheet Data:
Total Investments	$642,916,729
Total Assets	$816,928,245
Net Asset Value	$705,219,852
Total Investment Portfolio*	$748,873,159
Weighted Average Yield on Investment	10.8%

*	Includes off-balance sheet assets

For the Period Beginning April 1, 2006* and Ending December 31, 2006
Operating Data:
Net Investment Income	$17,628,030
Net Realized and Unrealized Gain	$31,552,531
Net Increase in Net Assets Resulting from Operations	$49,180,561

*	Commencement of operations

Plainfield Asset Management LLC

Plainfield Asset Management LLC is responsible for originating potential investments, conducting due diligence and research on potential investments, structuring and closing our investments and monitoring our investments and portfolio companies on an ongoing basis. PAM was founded in February 2005 by Max Holmes, who serves as the Company’s Chief Investment Officer, and as of December 31, 2006, managed approximately $2.0 billion for institutions and high net worth individuals in the United States and abroad. Based in Greenwich, Connecticut, PAM currently has over 80 employees, with 38 investment professionals.

PAM’s integrated and multi-disciplinary investment team focuses on six distinct lines of business: lending and investment, bank debt, capital structure arbitrage, special situations/distressed, rescue finance and specialty finance. The investment objective across all six lines of business, including the lending and investment strategy for the Company, is to achieve absolute returns for investors through the economic cycle. Our Investment Manager employs a fundamental approach to individual investments through its highly specialized research team that provides deep knowledge of and experience in specific industry sectors. PAM’s investment team has extensive experience in originating and executing leveraged transactions as well as structuring and managing investments in both healthy and distressed companies. Our Investment Manager’s key senior professionals have an average of over 15 years of industry experience, and many have worked together previously in a similar capacity prior to PAM’s founding in 2005. For additional information about the Investment Manager and its investment objectives and strategies, see the disclosure elsewhere in this Registration Statement under the caption “Business—Investment Program—Investment Objectives and Policies,” and “—the Investment Manager.”

Market Opportunity

The large size of the middle-market in the United States, coupled with the demands of those companies for flexible sources of capital, creates an attractive investment environment for us. We believe that this attractive environment is expected to continue in the foreseeable future based on the following:

Middle-Market Companies Increasingly Accessing Private Financing Sources.    While many middle-market companies have in the past been able to raise funds by borrowing from commercial banks or by issuing high-yield bonds in the capital markets, this approach to financing has become more difficult as the commercial banking system has consolidated into a smaller number of very large institutions and as institutional investors have sought to invest in larger, more liquid offerings. In addition, we believe that many traditional senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients and in larger leveraged buyouts. In order to continue to satisfy ongoing financing needs, many private middle-market companies and their financial sponsors prefer the efficiency of accessing private capital from a small group of well-known capital providers with whom they maintain close and longstanding relationships. As a result, middle-market companies are increasingly seeking creative financing solutions from private financing sources like the Company.

Demand for Private Capital in Financial Sponsor Transactions.    We believe that there currently exists a large pool of uninvested private equity capital that is likely to seek additional capital to support future private investments. It is expected that private equity firms will be active investors in middle-market companies and that they will seek to leverage their investments by combining their equity capital with mezzanine loans or senior secured loans from other sources, such as the Company.

Growing Supply of Distressed Investment Opportunities.    Due to the recent growth in new issuances and refinancings of leveraged loans, we expect that the supply of distressed securities will expand in the future. We believe that the distressed markets are relatively inefficient, resulting in artificial or uneconomic pricing that offers firms with a specialized distressed investing skill set, such as the Company, the ability to earn attractive risk-adjusted returns.

Competitive Advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated Ability to Raise and Effectively Deploy Capital in Our Investment Strategy.    Our initial equity capitalization was funded through a contribution of cash, loans and investments previously owned by PSSMF. We raised additional equity capital from existing and new investors through PDMF, a fund dedicated solely to investing in our strategy. At December 31, 2006, we had invested approximately $749 million across 82 companies. Both of our Investment Manager’s existing funds, PSSMF and PDMF, continue to own equity investments in us that totaled $705 million as of December 31, 2006.

Sophisticated and Highly Experienced Investment Manager.    PAM’s investment team is composed of highly experienced professionals with demonstrated expertise in the origination and execution of leveraged transactions. Our investment team’s key senior professionals have extensive experience investing throughout the capital structure and across all market cycles, with significant expertise in distressed lending and workout situations. Our key investment professionals have an average of over 15 years of experience in the finance industry at major Wall Street investment banks and investment management firms. In addition, many key team members have a long history of working together in managing investment portfolios. To further enhance its investment team’s capabilities, particularly in complex investment situations, PAM retains six former senior level executives with industry-specific knowledge and significant operating experience, and PAM expects to continue to add to this group.

Innovative Approach to Transaction Structuring.    We believe that our willingness to take a non-traditional approach to providing capital solutions and our extensive transaction-structuring expertise represent a significant competitive advantage of the Company and help us develop innovative financing alternatives. We offer a full-service, “one-stop” source of financing for the entire capital structure as a single source or lead investor and are able to distinguish our offering to middle-market companies through our quick response time and firm commitments, as well as our flexibility and desire to participate as an equity investor in our portfolio companies.

Proven Deal-Sourcing Through a Broad Network.    The Investment Manager’s experienced origination team maintains an active dialogue with financial institutions such as investment banks, commercial banks, regional broker dealers, specialty finance companies, hedge funds and private equity firms, as well as with corporate executives and owners and managers of middle-market companies with whom the Investment Manager’s investment professionals have long standing relationships. We expect that our ability to leverage these relationships will continue to result in the origination of investment opportunities by us and provide us with a competitive advantage.

Disciplined Research and Investment Process.    In making investment decisions, the Investment Manager employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business as well as an assessment of the legal and economic features of each particular investment. As part of its review process, the Investment Manager draws on the industry expertise of its investment professionals in selecting only those investments that offer the opportunity for attractive risk-adjusted returns. This enables the Investment Manager to consider the potential total return on investment when evaluating each prospective portfolio company, seeking material capital appreciation with a focus on minimizing the risk of capital loss.

Liquidity

On March 22, 2007, we established a three-year $225 million committed senior secured revolving credit facility, which was increased to $250 million on April 11, 2007, referred to as the “Credit Facility,” with a group of lending institutions. As of April 30, 2007, we had approximately $25 million of indebtedness outstanding under the Credit Facility. The interest rate applicable to borrowings under the Credit Facility is LIBOR plus 137.5 basis points. In addition, we have in the past and may in the future utilize total return swaps to create leverage. As of December 31, 2006, we had approximately $78 million of indebtedness outstanding through the use of total return swaps. We expect that our substantial debt capital resources will provide us with the flexibility to take advantage of market opportunities when they arise.

Risk Factors

Investing in our common stock involves certain risks relating to our structure and our investment objectives that you should consider before deciding whether to invest in shares of our common stock. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in shares of our common stock.

Our Corporate Information

Our administrative and executive offices are located at 55 Railroad Avenue, Greenwich, CT 06830, and our telephone number is (203) 302-1700. Our Internet website address is www.                    .com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be a part of this prospectus.

THE OFFERING

The Offering

We are offering              shares of our common stock at $             per share through a group of underwriters led by Merrill Lynch & Co., Credit Suisse Securities (USA) LLC, Bear, Stearns, & Co. Inc. and Deutsche Bank Securities. We have granted to the underwriters an overallotment option to purchase up to              additional shares of our common stock to cover overallotments, if any. The underwriters will reserve up to              shares of our common stock for sale to Directors and to employees and other parties related to the Investment Manager.

Shares outstanding after the offering	Shares (excluding shares of our common stock issuable pursuant to the option to purchase additional shares granted to the underwriters).

NYSE symbol	The shares are expected to be listed on the New York Stock Exchange under the symbol “ .”

Use of proceeds

We intend to use the net proceeds to repay any outstanding indebtedness under our Credit Facility, to make investments in portfolio companies in accordance with our investment objectives and for general corporate purposes. Amounts we repay under the Credit Facility will remain available for future borrowings. See “Use of Proceeds.”

Investment Management Agreement

We have entered into an Investment Management Agreement with the Investment Manager, under which the Investment Manager, subject to the overall supervision of our Board of Directors, manages our day-to-day investment-related operations and provides investment management services to us. For providing these services, the Investment Manager receives a base management fee from us at an annual rate of 2.0% of our net assets, which means the Company’s total assets less its total liabilities, as reflected on its balance sheet, payable quarterly in arrears. The Investment Management Agreement also provides that the Investment Manager may be entitled to an incentive fee under certain circumstances. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subject to a hurdle and a “catch-up” feature (each as described in the Investment Management Agreement). The second part will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Management Agreement, as set out in that agreement) and will be calculated by subtracting the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the filing of our notice to elect to be treated as a business development company. The capital gains fee for any fiscal year will be equal to 20% of any such positive amount; provided, however, that any capital gains fee will be reduced by the aggregate amount of capital gains fees paid in all prior years. The compensation of all investment professionals and other employees of the Investment Manager, when and to the extent engaged in providing investment advisory and management services under the Investment Management Agreement, as well as the routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Manager and not by the Company. See, however, “Administrative Services Agreement” immediately below. The Company will bear all other costs and expenses of its operations and transactions. See also “Management—Investment Management Agreement.”

Administrative Services Agreement

Pursuant to the terms of an Administrative Services Agreement, PAM, acting in its capacity as administrator, will, subject to the overall supervision of our Board of Directors, act as administrator of the Company, and will furnish, or arrange for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company as set out in the Administrative Services Agreement. In full consideration of the provision of the services of PAM, acting in its capacity as administrator, the Company shall reimburse PAM for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs. See “Management—Administrative Services Agreement.”

Dividend policy	Our dividends are determined by our Board of Directors.

Tax status

We expect to elect to be taxed as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status and obtain favorable RIC tax treatment, we will be required to meet specified source-of-income and asset diversification requirements and annually distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Custodian	The Bank of New York serves as the Company’s Custodian. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Transfer agent	serves as the Company’s Transfer Agent. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Leverage

We borrow funds to make investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk

Factors.” Under the 1940 Act, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Dividend reinvestment plan

Anti-takeover provisions

Our Certificate of Incorporation and Bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Plainfield Direct,” or that “we” will pay fees or expenses, that reference means that stockholders will indirectly bear such fees or expenses as investors in Plainfield Direct.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	%(1)
Offering expenses borne by us		%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses	—%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees		%(4)
Incentive fees payable under Investment Management Agreement (20% of net realized capital gains and 20% of pre-incentive fee net investment income)	0	%(5)
Interest payments on borrowed funds	None	(6)
Other expenses		%(7)

Total annual expenses (estimated)		%(4)(5)(7)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $ .
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	Estimated annual expenses are based on annualized actual amounts for the period ended December 31, 2006. Our management fee is calculated at an annual rate of 2.00% of our average net assets. See “Management—Investment Management Agreement” and footnote 5 below.
(5)

We expect to invest all of the net proceeds from securities registered under the registration statement of which this prospectus is a part within one year or less of the date of the initial registration and may have capital gains and interest income that could result in the payment of an incentive fee to our Investment Manager in the first year after completion of this offering. However, the incentive fee payable to our Investment Manager is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of 0% in this chart as there have been no incentive fees paid through December 31, 2006. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, is compared to the hurdle rate of  1/4 of the annual rate of 7% on a quarterly basis. Accordingly, we pay Plainfield Asset Management LLC an incentive fee as follows: (1) no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the hurdle rate in any fiscal quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the hurdle rate in any fiscal quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The second part of the incentive fee will equal 20% of our realized capital gains for the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation and is payable in arrears at the end of each fiscal year. For a more detailed discussion of the calculation of this fee, see the disclosure elsewhere in this registration statement under the caption “Management—Investment Management Agreement.”
(6)	As of April 30, 2007, we have outstanding indebtedness pursuant to our Credit Facility in the amount of $25 million. We intend to use a portion of the net proceeds of this offering to repay any debt outstanding under the Credit Facility and expect, in the future, to borrow additional amounts under our Credit Facility and to increase the size of our Credit Facility. For more information, see “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Assuming we borrow for investment purposes an amount equal to 40% of our net assets and that the annual interest rate on the amount borrowed is 4%, our total annual expenses (estimated) would be as follows:

	Total Assets	Net Assets
Management fees	1.73%	2.00%
Incentive fees payable under Investment Management Agreement (20% of net realized capital gains and 20% of pre-incentive fee net investment income)*	%	%
Interest payments on borrowed funds	%	%
Other expenses	%	%

Total annual expenses (estimated)%		%

*	To compute the incentive fees, we have assumed a portfolio yield of %, which reflects the weighted average yield on our entire portfolio at December 31, 2006.

(7)	Includes our estimated overhead expenses, including payments under the Administrative Services Agreement based on our projected allocable portion of overhead and other expenses incurred by PAM in performing its obligations under the Administrative Services Agreement. See “Management—Administrative Services Agreement.” Such expenses are based on actual amounts for the period ended December 31, 2006.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the value of our common stock could decline.

Risks Related to Our Business

We have a limited operating history.

We commenced our operations in April 2006. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

We may not be able to replicate the historical performance of the Investment Manager or its Chief Investment Officer.

Our primary focus in making investments will differ from those of other investment vehicles that are or have been managed by the Investment Manager or its Chief Investment Officer. Further, by investing in the Company, investors are not acquiring an interest in other investment vehicles advised by the Investment Manager. As a BDC, we will be subject to certain investment restrictions that do not apply to other investment vehicles advised by the Investment Manager, including limitations on co-investing with certain persons affiliated with us, including other investment vehicles advised by the Investment Manager, and on making investments in non-qualifying assets. Further, investment opportunities could be subject to, among other things, regulatory and independent Board member approvals, the receipt of which, if sought, cannot be assured. This may adversely affect our ability to take advantage of investment opportunities and the pace at which we make investments. Accordingly, we cannot assure you that we will replicate the historical performance of the Investment Manager or its Chief Investment Officer, and we caution you that our investment returns could be substantially lower than the returns achieved by other investment vehicles advised by the Investment Manager or its Chief Investment Officer.

We are dependent upon Max Holmes and other senior personnel of the Investment Manager for our future success.

We have no employees. We depend on the diligence, skill and network of business contacts of the Investment Manager, including the information and deal flow generated by its investment professionals in the course of their investment and portfolio management activities, to provide us with investment opportunities. Our future success will depend on the continued service of the Investment Manager, in particular Max Holmes, our Chief Executive Officer and Chief Investment Officer and the Managing Member of the Investment Manager. If Mr. Holmes dies, becomes incapacitated or resigns from the Investment Manager, or otherwise becomes unable to participate in the management of the Company through the Investment Manager, or if certain senior investment professionals of the Investment Manager depart, our ability to achieve our investment objectives could be materially and adversely affected. Although the Investment Manager maintains key man life insurance on Max Holmes, proceeds from such insurance would not be payable to us. In addition, we are subject to the risk of discontinuation of the Investment Manager’s operations or termination of the Investment Management Agreement and the risk that, if such an event were to occur, we would not be able to locate a suitable replacement. Discontinuation of our relationship with the Investment Manager, including our access to its investment professionals, information, deal flow, and operations, could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to grow will depend on our ability to raise capital.

We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make. We will compete with other BDCs, public and private funds, commercial and investment banks, commercial finance companies, insurance companies, high-yield investors, hedge funds and private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we have. Several other BDCs have recently raised, or are trying to raise, significant amounts of capital, and may have investment objectives that overlap with ours, which may create competition for investment opportunities. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us. Finally, we will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. The competitive pressures that we face may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms for our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We may compete with clients of the Investment Manager for access to key personnel of the Investment Manager, which could reduce the amount of time and effort they devote to us and thus negatively impact our financial condition and results of operations.

Achieving our investment objectives will depend on our ability to acquire suitable investments and monitor and administer those investments, which will depend, in turn, on the Investment Manager’s ability to identify, invest in and monitor companies that meet our investment criteria. Even if the Investment Manager is able to identify, invest in and monitor such companies, we may not achieve our investment objectives.

Achieving this result on a cost-effective basis will be largely a function of the Investment Manager’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and the investment professionals of the Investment Manager will have substantial responsibilities in connection with their respective roles at the Investment Manager and with the other investment vehicles advised by the Investment Manager, as well as responsibilities to us under the Investment Management Agreement. They may also be called upon to provide managerial assistance to our portfolio companies on our behalf. These demands on their time, which will increase as the number of investments or other clients increases, may distract them or slow the rate of investment. In order to grow, the Investment Manager will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of the Investment Manager on our behalf. Any failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

The Investment Manager currently manages and may in the future manage investment vehicles with an investment focus that partially overlaps with our focus, which could result in increased competition for access to investment opportunities.

The Investment Manager currently manages another investment vehicle with an investment focus that partially overlaps with our focus, and may in the future sponsor or manage additional investment vehicles or other clients with a focus overlapping ours, which, in each case, could result in our competing for access to investment opportunities. For additional information on the risks associated with the Investment Manager’s involvement with such investment vehicles, see the disclosure under the caption “—There are conflicts of interest in our relationship with the Investment Manager, which could result in decisions that are not in the best interests of our stockholders.”

The incentive compensation permitted to be paid to the Investment Manager may create an incentive for the Investment Manager to cause us to incur more leverage than is prudent in order to maximize its compensation.

The incentive fee permitted to be paid to the Investment Manager under the Investment Advisers Act of 1940 (the “Advisers Act”) may create an incentive for the Investment Manager to make investments that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. The incentive fee may encourage the Investment Manager to incur indebtedness or issue other senior securities to increase the return on the Company’s investments. If the Investment Manager acquires poorly performing assets with such leverage, the loss to holders of our common stock could be substantial.

There are conflicts of interest in our relationship with the Investment Manager, which could result in decisions that are not in the best interests of our stockholders.

Under the terms of the Investment Management Agreement, investment professionals of the Investment Manager serve or may serve as officers, directors or principals of other entities, or may otherwise conduct any other business, whether or not the entities or business compete with the Company. Such other entities or business may have investment objectives or may implement investment strategies similar or different to those of the Company. Accordingly, these individuals may have obligations to investors in those entities or businesses, the fulfillment of which might not be in the best interests of the Company or its stockholders.

Investments suitable for both the Company and other clients of the Investment Manager or its affiliated parties will be allocated based on the investment objectives of the respective funds and on a protocol described under “Business—Investment Manager Allocation Protocol.” Under this protocol, the Investment Manager considers various factors, including, among other things, tax considerations, regulatory issues, market conditions, overall investment objectives, current portfolio makeup, balance and exposure, and other equitable considerations, subject to applicable limitations under the Code and the 1940 Act. While the Investment Manager intends to follow this protocol, the protocol provides the Investment Manager with discretion in applying these factors. The protocol, and any proposed amendments of it from time to time, will be subject to the approval of our Board of Directors.

The Investment Manager or its affiliated parties may have conflicts of interest in allocating investments among the Company and such other clients and in effecting transactions for the Company and such other clients, including those in which the Investment Manager or its affiliated parties may have a greater financial interest. For example, the Investment Manager might earn higher fees from allocating investments to an investment vehicle sponsored by it whose investment objectives partially overlap with ours, or other clients managed by the Investment Manager, rather than to us. There can be no assurance that the Investment Manager’s efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in favor of the Company.

We will pay management and incentive fees to the Investment Manager, and will reimburse the Investment Manager for certain expenses it incurs. As a result, investors in our common stock will invest on a

“gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than might be achieved through direct investments. As a result of this arrangement, there may be times when the Investment Manager has interests that differ from those of our stockholders, giving rise to a conflict.

The income portion of the incentive fee payable to the Investment Manager is subject to a hurdle. To the extent we or the Investment Manager are able to exert influence over our portfolio companies, this hurdle may provide the Investment Manager (subject to its duties to us) with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another under circumstances where accrual would not otherwise occur, such as acceleration or deferral of the declaration of a dividend or the timing of a voluntary redemption.

Acceleration of obligations may result in stockholders recognizing taxable gains earlier than anticipated, while deferral of obligations creates incremental risk of an obligation becoming uncollectible in whole or in part if the issuer of the security suffers subsequent deterioration in its financial condition. Any such inducement by the Investment Manager solely for the purpose of adjusting the incentive fees would be a breach of the Investment Manager’s duty to us.

The Investment Manager selected the assets that were contributed by our initial equityholder. The assets were valued using the Investment Manager’s valuation procedures, which include review of the valuations of certain assets by third-party valuation firms. Moreover, going forward the Investment Manager will continue to be involved in the valuation process. While the portfolio will be subject to valuation by the Board of Directors and, with respect to certain significant assets, a third-party valuation firm, the Investment Manager receives management and incentive fees based on asset value. To the extent there are any errors in valuation, including in the calculation of unrealized losses, the portfolio may be overvalued, in which case the Investment Manager may receive higher fees than it is otherwise entitled to, and investors who acquire shares based on such valuation may have the value of their investments diluted.

We may be obligated to pay the Investment Manager incentive compensation even if we incur a net loss, regardless of the market value of our common stock.

The Advisers Act permits the Investment Manager to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay the Investment Manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Investment Manager is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

The capital gains fee we pay to the Investment Manager may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee paid to the Investment Manager, the cumulative aggregate capital gains fee received by the Investment Manager could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 1 to Example 2 under the caption “Management—Investment Management Agreement—Examples of Incentive Fee Calculation—Examples of Determination of capital gains fee.”

We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

Our Investment Manager’s liability will be limited under the Investment Management Agreement, and we will indemnify our Investment Manager against certain liabilities, which may lead our Investment Manager to act in a riskier manner on our behalf than it would when acting for its own account.

Our Investment Manager has not assumed any responsibility to us other than to render the services described in the Investment Management Agreement. The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager’s duties or by reason of the reckless disregard of the Investment Manager’s duties and obligations, the Investment Manager (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Investment Manager, including, without limitation, its general partner and the Administrator), is entitled to indemnification from the Company for any damages, loss, liabilities, costs and expenses (including, without limitation, judgments, fines, reasonable attorneys’ fees and expenses, and amounts reasonably paid or to be paid in settlement) incurred by such persons in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including, without limitation, an action or suit by or in the right of the Company or its securityholders) arising out of or otherwise based upon the performance of any of the Investment Manager’s duties or obligations under the Investment Management Agreement or otherwise as an Investment Manager of the Company. These protections may lead our Investment Manager to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and timing of recognition of realized and unrealized capital gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be exposed to risks associated with changes in interest rates.

Although we will seek to substantially hedge our interest rate risk, our hedges may not be effective in all cases. General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our ability to achieve our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt securities generally having maturities of one to ten years. This means that we likely will be subject to greater risk (other things being equal) than if we were to invest solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock.

The debt under our current credit facility exposes us to additional risks, including the typical risks associated with leverage.

We currently have a three-year revolving Credit Facility in an aggregate amount of up to $250 million collateralized by a lien on substantially all of our assets. We have borrowed and continue to borrow funds under this Credit Facility, and we may issue other senior securities to make additional investments. With certain limited exceptions, as a BDC, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The amount of indebtedness that we incur or other senior securities that we issue will depend on the assessment by the Investment Manager and our Board of Directors of

market conditions and other factors at the time of any proposed borrowing or issuance. There is no assurance that a leveraging strategy will be successful. Incurring indebtedness and issuing other senior securities involves risks and special considerations of stockholders, including:

•	There is a likelihood of greater volatility of net asset value of our portfolio than a comparable portfolio without the incurrence of indebtedness or the issuance of other senior securities.

•

We will be exposed to increased risk of loss as we incur debt or issue other senior securities to finance investments because a decrease in the value of our investments would have a greater negative impact on our returns and therefore the value of our common stock than if we were not incurring indebtedness or issuing other senior securities.

•	We would not be permitted to pay dividends to our holders of common stock if interest expense on borrowings have not been paid or set aside for payment.

•	Any amounts that we use to service our debt will not be available for dividends to our common stockholders.

•

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt or preferred stock or other senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines below that level, we will be prohibited from declaring dividends on our common stock at any time that we are not in compliance with this ratio. If that happens, in order to maintain our status as a RIC, we may be required to sell a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayments may be disadvantageous.

•

Our current Credit Facility is, and it is likely that any future debt or other senior securities will be, governed by an instrument containing covenants restricting our operating flexibility and our ability to pay dividends and other distributions in certain instances. These covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time.

•

Some of this debt or other senior securities may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict our operating and financial flexibility.

•

Our current Credit Facility is secured by a lien on our assets, which, in the event of a default under the instrument governing the debt, would subject such collateral to liquidation by the lenders at a time when such sales may be disadvantageous.

•	In the event of a sudden, precipitous drop in value of our investments, we may not be able to liquidate assets quickly enough to repay our debt, further magnifying our losses.

•	We, and indirectly our stockholders, will bear the cost of incurring indebtedness or issuing other senior securities, including issuance and servicing costs.

•

Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges over our income or against our assets in liquidation that are more favorable than those of our common stock.

•

If we are required to sell assets at a loss to redeem or pay principal, interest or dividends on borrowings or other senior securities, or for other reasons, such a requirement would reduce our net asset value and also make it difficult for the net asset value to recover.

•	We may not be able to renew our credit facilities when they are otherwise scheduled to mature due to credit market conditions or other factors beyond our control.

For additional information illustrating the effect on return to a holder of our common stock of the leverage created by our use of borrowing, see the disclosure elsewhere in this prospectus under the caption “Obligations and Indebtedness.”

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives will depend on our ability to acquire suitable investments and monitor and administer those investments, which will depend, in turn, on our Investment Manager’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our Investment Manager’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and certain of the officers of our Investment Manager will have substantial responsibilities in connection with their roles at the Company, as well as responsibilities under the Investment Management Agreement. They may also be called upon to provide managerial assistance to our portfolio companies on our behalf. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, we and our Investment Manager will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of the Investment Manager. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations, may adversely affect our business.

We and our portfolio companies are subject to regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

We may change our investment strategy and asset allocation without stockholder consent, which may result in riskier investments.

Although we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC without prior approval of a majority of our stockholders, we may change our investment strategy or asset allocation at any time without the consent of our stockholders, subject to applicable requirements set out in the 1940 Act. Any such change in our investment strategy or asset allocation could result in our making investments that are different from, and possibly riskier than, the investments described in this prospectus. A change in our investment strategy may increase our exposure to interest rate market fluctuations. Furthermore, a change in our asset allocation could result in our allocating assets in different manner than as described in this prospectus.

Risks Related to Our Operation as a BDC

The Investment Manager has no prior experience managing a BDC or a RIC.

The 1940 Act and the Internal Revenue Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the Investment Manager’s other investment vehicles. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, certain companies that had that status when the Company initially invested in them and certain short-term investments. In addition, restrictions on co-investments with our affiliates and affiliates of the Investment Manager could adversely affect the pace at which we make investments. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. The Investment Manager does not have any experience managing a BDC or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives. Moreover, many of the Investment Manager’s key business and operating relationships, such as those with its prime brokers, its swap counterparties and its outside accounting administrator, were established in connection with its management of private investment funds. To the extent the Investment Manager relies on such parties and such parties do not effectively address such constraints, any such non-compliance may cause the Company to suffer the material adverse consequences described above. Although the Investment Manager will endeavor to ascertain that such parties have adopted and implemented policies and procedures reasonably designed to prevent violation of the federal securities laws by the Company and will monitor compliance with such policies and procedures, there can be no assurance that such parties will comply with such polices and procedures.

A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

If we fail to continuously qualify as a BDC, we might be subject to regulation as a closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a BDC, see the disclosure under the caption “Regulation.”

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC and certain limitations on reinvestment under the 1940 Act, we will need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit the Company’s investment opportunities and reduce its ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and members of our Board of Directors who are not interested persons, as such term is defined in the 1940 Act, referred to as the “independent directors,” determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, except in connection with rights offerings or with stockholder approval, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may in the future seek to securitize our investments to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

The Company may be required to earmark a certain amount of its assets in connection with certain types of investments the Company may make.

To the extent that the Company makes investments pursuant to which the Company has a contingent liability, such as providing financing to a portfolio company under a revolving credit agreement, the SEC would require us as a BDC to earmark on our books liquid assets in an amount equal to our contingent commitment, which will be marked to market on a daily basis. Such liquid assets will likely earn yields substantially lower than the returns we may potentially receive from our other types of investments.

We will be subject to corporate-level income tax if we fail to qualify as a RIC.

If we qualify to be treated as a RIC, we generally are not required to pay corporate-level federal income taxes on income and gains distributed to our stockholders as dividends. We will not qualify for this pass-through tax treatment, and thus will be subject to corporate-level federal income taxes, if we are unable to comply with the source-of-income, diversification or distribution requirements contained in Subchapter M of the Code or if we fail to maintain our election to be regulated as a BDC under the 1940 Act. For example, the status of certain forms of income we receive could be subject to different interpretations under the Code and might be characterized as non-qualifying income that could hinder our ability to satisfy the source-of-income requirement.

We will satisfy the annual distribution requirement for a RIC if we distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making the distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources to make such distributions, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

The source-of-income requirement is satisfied if at least 90% of our gross income is derived from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities, or currencies, or net income derived from an interest in a qualified publicly traded partnership. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter.

To meet these income-source, diversification or distribution requirements, we may (i) dispose of investments before we would otherwise and at prices lower than could be obtained in a more orderly sale and (ii) incur debt that we would not otherwise incur. Either of these remedies could adversely affect our performance.

If we were to fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer, but we intend to comply with the diversification requirements imposed by the Code for qualification as a RIC.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. However, we intend to comply with the diversification requirements imposed by the Code for qualification as a RIC. See “Material U.S. Federal Income Tax Considerations.” To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company within the meaning of the 1940 Act.

Our ability to enter into transactions with our affiliates will be restricted.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors and independent directors who, in each case, have no financial interest in the transaction, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and, if this is the only reason such person is our affiliate, we are generally prohibited from buying any security from or selling any security to such affiliate, absent the prior approval of such directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without approval of our independent directors or in some cases the prior approval of the SEC. Moreover, we are prohibited from buying any security from or selling any security to a holder of more than 25% of our voting securities, including our current stockholders, absent prior approval of the SEC.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

As a BDC and a RIC, we intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make or maintain specified levels of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test that would be applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

As a BDC and a RIC, we may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

In accordance with federal income tax law, we are required to include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” on the debt instrument for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. It is possible that the original issue discount may be significant. Because these warrants would not be accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to do so, we may fail to qualify for the federal income tax benefits allowable to RICs and thus become subject to a corporate-level income tax on all of our income.

Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the distribution requirement necessary to qualify for RIC treatment. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax.

The part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. In such case, the Investment Manager is not obligated to reimburse us for any incentive fees received even if the Company subsequently recognizes losses or never receives cash from any of the income that was previously accrued.

Taxes paid by us will reduce the funds otherwise available for use in our operations or for distribution to our stockholders.

If we qualify as a RIC under Subchapter M of the Code and satisfy the annual distribution requirement, we will not be required to pay corporate-level federal income tax on any ordinary income or capital gains (whether short-term or long-term in character) distributed to our stockholders. We will, however, be required to pay corporate-level federal income tax on any such ordinary income or capital gains not distributed to our stockholders. In addition, even if we satisfy the annual distribution requirement, we would be subject to a 4% excise tax if we fail to distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year, and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year-end. Any such corporate-level federal income tax or excise tax paid by us will not be deductible by us or our stockholders, will reduce the funds otherwise available to us for use in our operations or for distribution to our stockholders, reduce the actual amount of our distributions and reduce our net assets. Such a result might have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock.

Distributions necessary to maintain RIC status and avoid additional taxes would reduce the funds available for operations.

In order to obtain the benefits of RIC treatment under Subchapter M of the Code, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. In addition, in order to avoid or minimize our liability for corporate-level income tax and the 4% excise tax on amounts not distributed to our stockholders, we may make distributions to our stockholders in excess of the minimum amounts required to satisfy the annual distribution requirement. Any amounts distributed by us will not be available to us to fund investments or otherwise to use in our operations. If we fail to obtain funds from other sources, our ability to grow could be limited, which could have a material adverse effect on the value of our common stock.

A portion of our distributions as a RIC might be treated by the IRS as a return of capital.

RICs are subject to income tax on the net built-in gain recognized from property received from C corporations or partnerships with C corporation partners (to the extent such net built-in gains are allocable to the C corporation partners) if such gain is recognized within ten years of the receipt of such property, unless the transferor of such property elects to recognize such net built-in gain upon its transfer to the RIC under section 337(d) of the Code (the “337(d) Election”). We received property with net built-in gains from a partnership with partners that are themselves partnerships that have C corporation partners. To protect us against income tax on the recognition of such net built-in gains, the partnership transferring property to us filed a 337(d) Election to recognize such net built-in gains upon its transfer to us. However, because it is unclear whether these rules regarding the taxation of net built-in gain apply to net built-in gain of partnerships that is allocable to partners that are themselves partnerships with C corporation partners, we intend not to adjust the tax basis of the property received from our partnership transferor even though the partnership will make a 337(d) Election. As a result, when we sell or exchange this transferred property, we plan to report either more gain or less loss than we would recognize if we adjusted the basis of this property as would be required should the 337(d) Election be determined to apply. If the 337(d) Election is later determined to be applicable, a portion of our distributions previously reported to our stockholders as consisting of taxable gain will instead be treated as a return of capital.

Additional withholding taxes may apply to non-U.S. investors unless the current favorable tax treatment is extended.

Under current law, long-term capital gain dividends, interest-related dividends and short-term capital gain dividends distributed to non-U.S. persons are generally not subject to U.S. income tax. However, this favorable tax treatment for interest-related dividends and short-term capital gain dividends is scheduled to expire for our tax years beginning after 2007. If this favorable treatment for interest-related dividends and short-term capital gain dividends is not extended, any dividend paid to a non-U.S. person and not designated as a long-term capital gain dividend will generally be subject to 30% U.S. withholding tax unless a lower tax rate applies under a tax treaty. At this time, it is unclear whether this favorable tax treatment for interest-related dividends and short-term capital gain dividends will be extended. If this treatment is not extended, we may reorganize to become a partnership for tax purposes, which would result in our stockholders recognizing gain or loss on their investments in us and in their receiving materially different tax treatment.

Risks Related to Our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest in “high-yield” bonds and preferred securities and other instruments that are not investment grade. Investments in the lower rating categories are subject to greater risk of loss as to timely repayment of principal and timely payment of interest or dividends than higher-rated securities. They are also generally considered to be subject to greater risk than investments with higher ratings in the case of deterioration of general economic conditions. The yields and prices of lower-rated instruments may tend to fluctuate more than those of higher-rated ones.

In addition, adverse publicity and investor perceptions about lower-rated instruments, whether or not based on fundamental analysis, may be a contributing factor in a decrease in their value and liquidity.

High-yield instruments that are rated BB+ or lower by S&P or Ba1 or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include instruments of issuers in default. “Junk bonds” are considered by the ratings agencies to be predominantly speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions that may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such instruments.

We also invest in “distressed securities”—debt and equity securities, private claims and obligations of domestic and foreign entities that are experiencing significant financial or business difficulties. Investments in distressed securities involve a substantial degree of risk. Among the risks inherent in investments in entities experiencing significant financial or business difficulties is the fact that it frequently may be difficult to obtain information as to the true condition of such entities. The market prices of such instruments also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such instruments may be greater than in other markets. Litigation sometimes arises with respect to distressed securities. Such litigation can be time-consuming and expensive, and can frequently lead to unpredicted delays or losses. The Company may lose a substantial portion or all of its investment in a distressed investment or may be required to accept cash or securities with a value less than the investment.

We also invest in other assets, including first and second lien loans, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could produce taxable income without a corresponding cash payment to us, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

In addition, private middle-market companies in which we invest involve a number of significant risks, including:

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limited financial resources and being unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees obtained in connection with the investment;

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shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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dependence on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio companies and, in turn, on us;

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less predictable operating results, and the fact that such companies may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and the Investment Manager may, in the ordinary course of business, be named as defendants in litigation arising from our investments in our portfolio companies;

•	difficulty accessing the capital markets to meet future capital needs; and

•	loss of status as an eligible portfolio company for purposes of the regulatory restrictions applicable to us as a BDC, in which case we may not be able to invest additional amounts in them.

When we invest in first lien, second lien, subordinated and unsecured debt, we may acquire warrants, options or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of the collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of the Investment Manager’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act of 2002, referred to as the Sarbanes-Oxley Act, and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

Because there generally is no established market in which to value our loans and warrants, our determination of their values may differ materially from the values that a ready market or third party would attribute to them.

Under the 1940 Act, we will be required to carry our investments at market value or, if there is no readily ascertainable market value, at fair value. Because there typically is no public market for the investments of our portfolio companies, these investments will be valued monthly at fair value as determined in good faith pursuant to policies and procedures approved by our Board of Directors. In addition to these monthly valuations, if, in our reasonable judgment, at any point in time the then current valuation for any security held by us does not accurately reflect the fair value of that security, then that security will be valued at a price that reflects such security’s fair value. For additional information regarding the valuation procedures applicable to our investments, see the disclosure contained elsewhere in this prospectus under the caption “Business—Valuation Procedures.” However, because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. These factors could make it more difficult for investors to accurately value the Company’s investments and could lead to under-valuation or over-valuation of our common stock.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private or unlisted companies. A substantial portion of these securities may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than securities listed on a national securities exchange. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less value than the value at which we have previously recorded our investments. Moreover, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Investment Manager has or could be attributed with material non-public information regarding such business entity.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance. Such claim, if successful, could have a material adverse effect on our business and results of operations.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically would be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share any distributions on an equal basis with other securityholders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in equity securities involve a substantial degree of risk.

We purchase equity investments, such as common or preferred shares or interests, including convertible preferred shares or interests in corporations, limited partnerships or limited liability companies. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

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any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of indebtedness or securities ranking senior to ours in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process; and

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in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

There are special risks associated with investing in preferred securities, including:

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preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes even though we have not received any cash payments in respect of such income;

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preferred securities may be treated as if they were subordinated to debt in terms of their priority with respect to the declaration of dividends or any other distribution including liquidation and therefore will be subject to greater risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common securities or U.S. government securities; and

•	preferred securityholders generally have no voting rights with respect to the issuing company, subject to limited exceptions.

Our investments in securities other than equity and debt securities may bear different or additional risks.

Asset-Backed Securities.    The Company may invest in asset-backed securities, which are subject to interest rate risk and prepayment risk. Certain asset-backed securities may be subject to additional risks to the extent that they do not have the benefit of a security interest in the related collateral. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, asset-backed securities are subject to pre-payment risk in environments where interest rates are decreasing. Asset-backed securities are also subject to credit risk.

Structured Finance Securities.    The Company may invest in structured finance securities such as, for example, equipment trust certificates, collateralized mortgage obligations, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of investments in which we may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, the remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the party servicing the securitized assets.

Loan Participations and Assignments.    The Company invests in corporate loans acquired through assignment or participations. In purchasing participations, we will usually have a contractual relationship only with the selling institution, and not the borrower. We generally will have no right to directly enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor will we have the right to object to certain changes to the loan agreement agreed to by the selling institution. We may not directly benefit from the collateral supporting the related secured loan and may not be subject to any rights of set-off the borrower has against the selling institution. In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof, we may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the secured loan. Consequently, we may be subject to the credit risk of the selling institution as well as of the borrower. Certain loans or loan participations may be governed by the laws of a jurisdiction other than a United States jurisdiction, which may present additional risks as regards the characterization under such laws of such participation in the event of the insolvency of the selling institution or the borrower.

Credit Derivatives.    We may invest in credit derivatives. Credit derivatives are contracts that transfer price, spread or default risks of debt and other instruments from one party to another. Such instruments may include one or more debtors. Payments under credit derivatives may be made during the exercise period of the contracts. Payments under many credit derivatives are triggered by credit events such as bankruptcy, default, restructuring, failure to pay, cross default or acceleration. Such payments may be for notional amounts, actual losses or amounts determined by formula.

The market for credit derivatives is relatively illiquid, and there are considerable risks that may make it difficult either to buy or to sell the contracts as needed or at reasonable prices. The buyers of credit derivatives carry the risk of non-performance by the seller due to inability to pay. There are also risks with respect to credit derivatives in determining whether an event will trigger payment under the derivative and whether such payment will offset the loss or payment due under another instrument. In the past, buyers and sellers of credit derivatives have found that a trigger event in one contract may not match the trigger event in another contract, exposing the buyer or the seller to further risk. The value of this type of instrument depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to trading derivatives related to such asset. However, there are a number of other risks associated with derivatives trading. For example, because many derivatives provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Company to the possibility of a loss exceeding the original amount invested or deposited. There can be no assurance that derivatives that the Company wishes to acquire will be available at any particular times, at satisfactory terms or at all.

Credit Default Swaps.    A particular type of credit derivative that we intend to use is a credit default swap. We may enter into credit default swaps as a “buyer.” The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs, the “seller” typically must pay the contingent payment to the “buyer,” which is typically the full notional value of the reference obligation. The contingent payment may be payment of the face amount of the obligation in return for physical delivery of the reference obligation or cash settlement of the difference between the face amount of the obligation and its market value. Thus, if a credit event occurs, the Company should receive the full notional value of the underlying reference obligation. If no credit event occurs we may incur losses, and if the market value of the underlying position increases, we may incur significant losses. The “buyer” of credit default swaps may also incur a loss if the “seller” fails to perform on its obligation should a credit event occur. In certain circumstances, the “buyer” can receive the notional value of a credit default swap only by delivering a physical security to the “seller,” and is at risk if deliverable securities are unavailable or illiquid.

The Company also may enter into credit default swaps as a “seller.” To the extent the credit default swap contains inherent leverage, it involves greater risks than if we had invested in the reference obligation directly. If a credit event were to occur, the value of the reference obligation received by the “seller,” coupled with the periodic payments previously received, may be less than the full notional value it pays to the “buyer,” resulting in a loss of value to the Company. The seller of credit default swaps may also incur a loss if the “buyer” fails to perform on its obligation to make payments under the swap agreements.

Derivative Financial Instruments and Techniques.    We also may invest in derivative financial instruments. The risks posed by such instruments and techniques, which can be extremely complex and may involve leveraging our assets, include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could preempt otherwise enforceable contract rights); (4) operations risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) system risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

The use of derivatives and other techniques, such as short sales for hedging purposes, involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short-term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations. In addition, by hedging a particular position, any potential gain from an increase in value of such position may be limited.

Synthetic Securities.    In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities, the Company usually will have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). We generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of offset against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Company will not benefit directly from the collateral supporting the Reference Obligation or have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of the counterparty, we will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, concentrations of synthetic securities in any one counterparty subject the notes to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Manager will not normally perform independent credit analyses of the counterparties, any such counterparty or an entity guaranteeing such counterparty, individually or in the aggregate. A “Reference Obligor” is the obligor on a Reference Obligation. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based.

Options.    We may invest in options. The purchase or sale of an option involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security, commodity or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

Short Sales.    Short sales can, in certain circumstances, substantially increase the impact of adverse price movements on the Company’s portfolio. A short sale involves the risk of a theoretically unlimited increase in the market price of the particular investment sold short, which could result in an inability to cover the short position and a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase. In addition, the 1940 Act requires us to designate liquid assets to cover any short sales on a basis (expressed as a ratio) of 1:1.

Any incentive fee payable to the Investment Manager may induce the Investment Manager to make certain investments, including speculative investments.

The Advisers Act permits an external Investment Manager to a BDC to receive an incentive fee. The incentive fees that we pay to the Investment Manager may create an incentive for the Investment Manager to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The incentive fee we pay to the Investment Manager may encourage the Investment Manager to incur indebtedness or issue other senior securities to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, under the Advisers Act, an external Investment Manager to a BDC may receive an incentive fee based, in part, upon realized capital gains for each calendar year computed net of all realized capital losses and unrealized capital depreciation. Any such incentive fee may induce the Investment Manager to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. Also, to the extent that Financial Accounting Standards Board’s Statement of Financial Accounting Standards (SFAS) 140 requires the recognition of capital gains on sales to subsidiaries, the Investment Manager may receive a capital gains incentive fee in connection with sales of certain appreciated assets to subsidiaries.

In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for the Investment Manager to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Any investments in foreign issuers may involve significant risks in addition to the risks inherent in U.S. investments.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will fully hedge against these risks or that such strategies will be effective.

Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Control position investments may result in additional restrictions.

To the extent that we own a controlling stake in or we are deemed to be an affiliate of a particular company, it may be subject to certain additional securities laws restrictions that could affect both the liquidity of our interest and our ability to liquidate our interest without adversely impacting the stock price, including insider trading restrictions, the affiliate resale restrictions of Rule 144 under the U.S. Securities Act of 1933, as amended, referred to as the 1933 Act, and the disclosure requirements of Sections 13 and 16 of the Exchange Act. In addition, to the extent that affiliates of the Company or the Investment Manager are subject to such restrictions, the Company, by virtue of its affiliation with such entities, may be similarly restricted.

If the Company, alone or as part of a group acting together for certain purposes, becomes the beneficial owner of more than 10% of certain classes of securities of a U.S. public company or places a director on the board of directors of such a company, the Company may be subject to certain additional reporting requirements and to liability for short-swing profits under Section 16 of the Exchange Act.

We may not be in a position to control our portfolio companies.

We anticipate making both debt and minority equity investments in our portfolio companies. Even though we may have board representation or board observation rights with certain of our portfolio companies and even though our debt agreements with such companies may contain restrictive covenants, we may not control such companies. In light of our lack of control, we may be subject to the risk that our portfolio companies may make business decisions with which we disagree, and the stockholders and management of such companies may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may expose ourselves to risks by engaging in hedging transactions.

By engaging in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

There can be no assurances that a particular hedge is appropriate, or that a certain risk is measured properly. Further, while we may enter into hedging transactions to seek to reduce risk, such transactions may result in poorer overall performance and increased (rather than reduced) risk for the Company than if we did not engage in any such hedging transactions. Moreover, we will always be exposed to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and counterparties). In addition, we may choose not to enter into hedging transactions with respect to some or all of our positions.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation by, among other things, making a follow-on investment or exercising a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation, and may dilute our equity interest or reduce the expected yield on our investment.

Other than the agreements related to the purchase of the portfolio, we have not entered into any binding agreements with respect to any portfolio company investments.

Other than the portfolio, you will not be able to evaluate any specific portfolio company investments prior to purchasing our common stock. Additionally, our investments will be selected by our Investment Manager and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our common stock.

Terrorist attacks and acts of war may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

The war with Iraq, its aftermath and the continuing U.S. presence in Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. In addition, terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events in the future cannot be ruled out. The war, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, inflation and other factors relating to our common stock.

There can be no assurance that our Investment Manager will be able to accurately predict the future course of the price movements of securities and other investments and the movements of interest rates.

The profitability of a significant portion of the Company’s investment program depends to a great extent upon the Investment Manager’s correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Investment Manager will be able to accurately predict these price and interest rate movements.

Inflation may cause the real value of our investments to decline.

Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Company purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For the portion of our portfolio that consists of fixed rate investments (approximately 42.3% as of December 31, 2006), the Company is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security.

Risks Relating to this Offering

Investing in our securities may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

An active trading market for our common stock may not develop.

Prior to this offering, there has been no public trading market for our common stock, and an active trading market might never develop. To the extent that an active trading market does not develop, the liquidity and trading prices for our common stock may be harmed. If shares of our common stock are traded after their initial issuance, they may trade at a discount from their initial offering price, depending on the market for similar securities, the performance of our investments and other factors.

Even if a trading market for our common stock develops, it may not be liquid. The liquidity of any market for our common stock will depend upon the number of holders of our common stock, our results of operations and financial condition, the market for similar securities, the interest of securities dealers in making a market in our common stock and other factors.

Due to the lack of liquidity of our common stock, you may not be able to sell your investment in us if the need arises or you may realize significantly less from a sale than our net asset value per share.

There is currently no public trading market for our common stock. Our common stock is not freely transferable at this time and stockholders do not have the right to redeem their shares. The lack of liquidity of our common stock may make it difficult for you to sell your shares if the need arises. In addition, if you need to dispose of your shares, you may realize significantly less than our net asset value per share. Purchases of our common stock should be regarded as long-term investments.

Provisions of our governing documents and the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our certificate of incorporation and bylaws contain provisions that, along with the certain provisions of the Delaware General Corporation Law, may have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control of us that might involve a premium price for our stockholders or otherwise be in their best interest.

Our two current stockholders and our Investment Manager currently have, and may continue to have, a significant influence over our management and affairs and control over most votes requiring stockholder approval.

Our shares of common stock are currently held by only two stockholders, both of which are managed by the Investment Manager. As these two stockholders continue to hold a significant percentage of our common stock following this offering, they will be able to exert influence over our management and policies and control most votes requiring stockholder approval. This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of the Company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of the Company and might ultimately affect the market price of our common stock. Our two initial stockholders will be limited in their ability to make additional investments in the Company. As a result, their ownership percentage may be diluted over time, absent exemptive relief from the SEC permitting them to purchase additional shares of the Company, which the Company may seek. The Investment Manager has the authority to vote securities held by our two controlling stockholders, including on matters that may present a conflict of interest between the Investment Manager and other stockholders.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have flexibility in applying the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

The market price of our common stock may fluctuate significantly.

Prior to this offering, there has been no public trading market for our common stock. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Investment Manager’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have              shares of common stock outstanding (or              shares of common stock if the overallotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

If you purchase shares of common stock sold in this offering, you will experience immediate dilution.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $             per share because the price that you pay will be greater than the pro forma net asset value per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering.

We may be unable to invest a portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest a portion of the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies as well as to pay down amounts borrowed under our Credit Facility. We anticipate that within three to six months substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and other market conditions. Therefore, during this interim period, we will invest the proceeds in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for the shares of our common stock may be lower than if we were fully invested. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities in accordance with our investment objective and strategies.

An investment in our shares is not intended for investors seeking short-term profit potential.

Investing in shares of our common stock is intended for investors seeking long-term capital growth and income and is not meant to provide a vehicle for those who invest for short-term profit potential. The portfolio securities we seek will generally be illiquid. Therefore, our ability to receive interest, dividends or cash distributions or otherwise realize any return on illiquid investments in the short-term will be limited, and, as a result, our financial condition and the performance of our common stock during any short-term period may be impaired. An investment in our shares should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of our common stock.

Efforts to comply with the Securities Exchange Act of 1934 (the “Exchange Act”) and the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Exchange Act or the Sarbanes-Oxley Act may adversely affect us.

Upon effectiveness of this Registration Statement, we will be required to comply with the periodic reporting requirements of the Exchange Act, including timely and accurate delivery of financial information. We have experienced difficulties, including significant delays in the preparation of accurate financial statements, with the outside service provider, which we refer to as the “Fund Accountant,” that has historically maintained our books and records. In connection with the audit of our financial statements as of December 31, 2006, our independent registered public accounting firm, PricewaterhouseCoopers LLP, identified a significant deficiency in our internal control over financial reporting relating to the ability of our Fund Accountant to process matters in a timely fashion. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects our ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles, such that there is more than a remote likelihood that a misstatement of our annual or interim financial statements that is more than inconsequential will not be prevented or detected. The Investment Manager, in its capacity as Administrator under the Administrative Services Agreement, is managing and monitoring the services provided by the Fund Accountant, including, where appropriate, internalizing procedures currently outsourced to the Fund Accountant. There can be no assurance that the Investment Manager will be successful in its oversight role. In the event that we are unable to comply with the requirements of the Exchange Act and related rules, we may be adversely affected.

In addition, we will be subject to certain provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2008, our management will be required to report on our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and the related rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $             million ($             million if the underwriters exercise their option to purchase additional shares in full) after deducting the estimated underwriting discounts and commissions and estimated offering expenses of approximately $             payable by us, in each case assuming an initial public offering price of $             per share. We may change the size of this offering based on demand and market conditions.

As of April 30, 2007, we had approximately $25 million outstanding under the Credit Facility, out of a maximum credit line of $250 million. The Credit Facility matures on March 22, 2010 and bears interest at an annual rate of LIBOR plus 137.5 basis points on the outstanding balance. Our current borrowings under the Credit Facility were used to fund investments in portfolio companies and for general corporate purposes. Amounts we repay under the Credit Facility will remain available for future borrowings.

We intend to use the net proceeds to repay any outstanding indebtedness under the Credit Facility, to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. We expect that it will take us up to approximately three to six months to invest the net proceeds from this offering. We cannot assure you that we will achieve our targeted investment pace. We will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less pending investment in accordance with our investment objective and policies.

DIVIDEND POLICY

Our dividends are determined by our Board of Directors.

CAPITALIZATION

The following table sets forth (1) our actual capitalization at December 31, 2006 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $             per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of December 31, 2006
	Actual	As Adjusted(1)
Assets:
Cash	$110,237,684	$
Total assets	$816,928,245	$
Stockholders’ equity:
Common stock, par value $0.001 per share; 500,000,000 common shares authorized; common shares outstanding, actual; common shares outstanding, as adjusted	$705,219,852	$
Capital in excess of par value

Total stockholders’ equity	$705,219,852	$

(1)	Does not include the underwriters’ overallotment option of shares.

SELECTED FINANCIAL INFORMATION

The following selected financial and other data for the period from April 1, 2006 (commencement of operations) through December 31, 2006 and as of December 31, 2006 are derived from our audited financial statements. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included elsewhere in this Registration Statement.

For the Period April 1, 2006 (Commencement of Operations) to December 31, 2006
Operating Data:
Total Investment Income	$20,338,394
Total Expenses	2,710,364

Net Investment Income	17,628,030
Net Realized and Unrealized Gain on Investments	31,552,531

Net Increase in Net Assets Resulting from Operations	$49,180,561

Balance Sheet Data:
Total Assets	$816,928,245
Total Liabilities	$111,708,393
Total Net Assets	$705,219,852

Other Data:
Number of Portfolio Companies at Period End(1)	82

(1)	This total includes, in addition to those set forth on the Schedule of Investments included in the financial statements, portfolio companies which are reference assets in off-balance sheet total return swap arrangements. Also included are portfolio companies held by ten wholly owned subsidiaries that are not consolidated under U.S. GAAP. The total does not include these ten wholly owned subsidiaries themselves.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Registration Statement.

Certain statements in this Registration Statement that relate to estimates or expectations of our future performance or financial condition may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if, any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should” and “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements, as such statements are accurate only on the date they are made.

Overview

We specialize in providing a broad array of financing solutions primarily to middle-market companies in the United States. We structure and invest in securities across the capital structure to meet the financing needs of companies that we believe are underserved by the commercial banking system, public capital markets and larger financial institutions. We are an externally managed non-diversified closed-end management investment company organized under the laws of Delaware which commenced operations on April 1, 2006. We have engaged the Investment Manager under the terms of the Investment Management Agreement described elsewhere in this prospectus to manage and invest our assets.

The Company currently has two stockholders, PSSMF and PDMF. A substantial number of loans and investments previously owned by PSSMF were transferred during the period from April 1, 2006 to October 1, 2006 by PSSMF to the Company as capital contributions. In exchange, PSSMF received units of limited liability interest of the Company, which units automatically converted to shares of our common stock upon conversion of the Company to a corporation on May 1, 2007. These transfers occurred at fair value (without brokerage fees or commissions) determined in accordance with the Company’s and PSSMF’s investment valuation policies, which are substantially the same. We also purchased assets from PSSMF for cash. For more details regarding these transfers, see “Business—Operations of the Company—Financial Condition, Liquidity, and Capital Resources.”

From July 1, 2006 through October 2, 2006, the Company also increased its capital through the cash received from subscriptions by new investors in its other current equityholder, PDMF. PDMF has invested substantially all of its assets in the Company.

The value of each equityholder’s interest in the Company as of December 31, 2006 was as follows:

	Net Assets	% of Net Assets
Plainfield Special Situations Master Fund	$465,282,369	66%
Plainfield Direct Master Fund	239,937,483	34%

Total Net Assets	$705,219,852	100%

The Company invests throughout the capital structure of these companies, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants. Occasionally we purchase options, warrants, credit derivatives, high-yield bonds, trade claims, distressed debt and structured securities. Typically, holding periods for these types of investments range from one year to five years. We expect that any positive returns will typically be a combination of interest income, fees, prepayment penalties, and capital gains. Fee revenue relating to our investments will be in the form of commitment, origination, structuring, due diligence and monitoring fees. We anticipate that our investments will be in newly negotiated transactions as well as in assets acquired in the secondary market.

The Company intends to hedge against fluctuations in (i) interest rates, (ii) currencies, where applicable, (iii) general levels of equity markets, and (iv) general levels of high-yield and investment grade corporate bond spreads. The Investment Manager invests in a variety of derivative instruments and utilizes a number of strategies for hedging and other strategic investment purposes.

Revenue

The Company generates revenue in the form of interest payments received on the debt it holds, dividends received on preferred and common equity interests it holds, and capital gains on warrants and other debt or equity interests that it acquires in portfolio companies. Its portfolio of debt instruments has maturities of one to ten years and typically bears interest at a fixed or floating rate. Other securities may have shorter or longer terms. Interest on debt securities is payable generally monthly, quarterly or semi-annually, with the amortization of principal often being deferred for several years from the date of the initial investment. In some cases, the instrument defers payments of cash interest for the first several years. The principal amount of the debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we generate revenue in the form of commitment, origination, structuring, due diligence and monitoring fees and prepayment penalties. Any such fees are generated in connection with our investments and recognized as earned, typically over the life of the related investment.

Expenses

The Company’s primary operating expenses currently include interest expense and fees payable on any debt incurred by the Company to finance its investments, the payment of advisory fees, including fees paid to the Investment Manager pursuant to the Investment Management Agreement, fees paid to its outside legal, accounting and valuation providers, the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs. The Company also bears all other costs and expenses of its operations and transactions, including those relating to:

•

General expenses of the Company: organization and offering expenses; fees and expenses of the independent directors, including, without limitation, the fees and expenses of any counsel, employees, experts or advisors thereof; fees and expenses of the Board of Directors’ audit committee, nominating and corporate governance committee, compensation committee and other committees (if any), including, without limitation, the fees and expenses of any counsel, employees, experts or advisors thereof; the Company’s fidelity bond, directors and officers and errors and omissions liability insurance, and any other insurance premiums; expenses in connection with calculating the Company’s net asset value (including, without limitation, the cost and expenses of any independent valuation firm); transfer agent and custodial fees; federal, state and local taxes; independent auditors and outside legal costs.

•

Expenses related to the Company’s investments: in addition to investment advisory fees payable to the Investment Manager pursuant to the Investment Management Agreement, the Company pays: expenses incurred by the Investment Manager payable to third parties, including, without limitation, agents, consultants or other advisors, in connection with the Investment Manager’s monitoring of financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies; transaction costs and other expenses of Company investments, including, without limitation, broker-dealer commissions, costs of any trading firms as described in the Investment Management Agreement and costs of any hedging activities on behalf of the Company; and any other fees and expenses, including, without limitation, indemnification payments permissible under applicable law, payable to third parties, including, without limitation, agents, consultants, finders, investment bankers or other advisors, relating to, or associated with, evaluating and making investments.

•

Expenses related to the administration of the Company’s affairs: such costs and expenses include, but are not limited to: costs of preparing and filing reports or other documents required by the SEC or any other applicable regulatory agency; costs of any reports, proxy statements or other notices to stockholders, including, without limitation, printing costs; direct costs and expenses of administrative services, including, without limitation, secretarial and other staff, printing mailing, long distance telephone, copying; the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including without limitation, federal and state registration fees; offerings of the Company’s common stock and other securities and all costs of registration and listing the Company’s shares on any securities exchange.

The expenses charged or allocable to the Company pursuant to its Administrative Services Agreement received initial approval, and are subject to ongoing approval, by our Board of Directors, and those charged or allocable by the Investment Manager received initial stockholder and board approval and are subject to ongoing board approval.

Critical Accounting Policies

Valuation of Investments

The Company’s assets are valued on a monthly basis or at such times that an event occurs which materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value, as determined in good faith by the Board of Directors. Many of the Company’s investments are illiquid. As a result, there is typically no readily available market value for the majority of the investments in the Company’s portfolio. As a BDC, Section 2(a)(41) of the 1940 Act requires the Board to determine in good faith the fair value of our portfolio securities for which a market price is not readily available, and it will do so in conjunction with the Investment Manager’s application of the Company’s valuation procedures.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. In making fair value determinations, the following guidelines generally will be used. Each individual investment will be valued and unrealized depreciation will be recorded for an investment that we believe has decreased in value, including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of our debt or equity investment. We will likewise record unrealized appreciation if the results of the analyses described below indicate that such investment has increased in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith may differ materially from the values that would have been used had a ready market existed for the investments.

Valuations are adjusted on a monthly basis to reflect the change in the valuation of each investment in our portfolio, unless we become aware of the occurrence of an event requiring a material change to a valuation, in which case we adjust valuations as soon as practicable thereafter. We report valuations in a manner consistent with our obligations as a public reporting company under the Exchange Act. Any changes in value are recorded in our statement of operations as “net realized and unrealized gains on investments.”

For investments where a market price is readily available:

Investments that are listed on an exchange (whether domestic or foreign), including the NASDAQ National Market, and are freely transferable, will be valued at their last sale price on such exchange during the regular or primary trading session on the date of determination or “official closing price” (if applicable), or, if no sales occurred on such date, at the midpoint of the “bid” and the “asked” price at the close of business on such day. Loans or investments traded over the counter and not listed on an exchange, and that are freely transferable, will be valued at the last sale price on the date of determination, or, if no sales occurred on such day, at the midpoint of the “bid” and the “asked” price at the close of business on such day. Options that are listed on a national options exchange shall be valued at their last sale price on the principal market on which such options will have traded on such date; provided, however, that if the last sale price of such options does not fall within the last “bid” and “asked” price for such options on such date, the options will be valued at the midpoint of the last “bid” and “asked” price for such options on such date as determined by the Investment Manager. The market value of a commodity future, forward or similar contract or any option on any such instrument traded on an exchange shall be the most recent available closing quotation on such exchange.

In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (SFAS) 157, Fair Value Measurements, we do not adjust quoted prices for blockage factors when valuing financial instruments.

Notwithstanding the foregoing, if, in our reasonable judgment, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security, such security will be valued at a price that reflects such security’s fair value.

For investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such securities’ fair value.

With respect to such investments, the investments will be reviewed and valued using one or more of the following types of financial and credit analyses, including the income approach, the market comparable approach, and the transaction approach. The choice of analyses, and the weight assigned to factors within the approaches, may vary across investments and may change within an investment if events occur that warrant such a change. The following is an explanation of some of these review and valuation methods:

•

The income approach utilizes the discounted cash flow, or DCF, method of valuation and includes a terminal value/exit multiple. The present value resulting from this analysis will then be discounted to reflect the illiquid nature of the investment. Where applicable, other factors such as a minority, or non-control position, are considered.

•

The market comparable approach examines publicly traded companies within the same industry as the portfolio company’s business. Market derived multiples based upon such measures as earnings, book value, cash flow and revenues are typically applied to the appropriate indicators of the portfolio company’s business to determine a value.

•

The transaction approach examines valuations determined in connection with acquisitions of either publicly traded or privately held companies within the same industry as the portfolio company. In addition, when an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to test or corroborate its valuation.

Other information that will be used with these methods, where relevant, to value an investment may include analysis of the company’s profitability and performance against projections, default or bankruptcy, transactions in such securities or similar securities, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company operates, comparisons of financial ratios of peer companies that are public, appraisals, material changes in interest rates impacting fixed rate debt, book value, replacement cost, or other factors deemed applicable.

Valuation Process

The Company has a multi-tiered valuation process. Each month, pursuant to the valuation responsibilities delegated to it by the Board of Directors, the Investment Manager will perform a valuation review which will include review of internal models and review of any material events impacting the portfolio. In addition to these monthly valuations, if, in our reasonable judgment, at any point in time the then current valuation for any security held by us does not accurately reflect the fair value of that security, then that security will be valued at a price that reflects such security’s fair value.

In all other circumstances, the monthly valuation review will be reported to the Board at the next following quarterly meeting of the Board. In addition to this monthly valuation by the Investment Manager, on a quarterly basis, certain investments will be evaluated by an independent valuation firm, namely each investment in any issuer whose securities owned by the Company aggregate to an amount greater than $10 million. Moreover, on a rotational basis, each investment in any issuer whose securities owned by us aggregate to an amount greater than $1 million but less than or equal to $10 million will be reviewed at least once over a twelve-month period by the independent valuation firm. Last, investments in issuers whose securities owned by the Company aggregate to $1 million or less will not be evaluated by the independent valuation firm; provided, however, that if, during any fiscal quarter, more than 3% of our net asset value consists of investments in issuers whose securities owned by us aggregate to an amount equal to or less than $1 million, then each investment in issuers whose securities then owned by the Company aggregate to an amount greater than $500,000 will be evaluated by the independent valuation firm at least once over the twelve-month period following the most recent quarter in which the 3% criterion was not met.

Quarterly valuation process for investments for which a market price is not readily available:

•

Our investment professionals, along with the senior officer responsible for the portfolio company relationship, meet with the Vice President, Portfolio Valuation, who assigns a value for each portfolio company or investment based on the process described above.

•

The models and documentation generated by the Vice President, Portfolio Valuation based on the information from the investment professionals, are reviewed with the Chief Investment Officer and then, if appropriate based on the criteria described above, delivered to the independent valuation firm for independent review and evaluation.

•

The Vice President, Portfolio Valuation and, if appropriate, the relevant investment professionals and the senior financial executives of the Investment Manager meet with the independent valuation firm to discuss the preliminary valuation.

Quarterly valuation process for all investments (including investments for which market price is readily available):

•

Our Chief Investment Officer and Chief Operating Officer meet with the Vice President, Portfolio Valuation and senior financial executives of the Investment Manager, including its head trader, to discuss the preliminary valuation results for all investments, including the results of the valuation review received from the independent valuation firm.

•	Valuation documentation is distributed to the Board of Directors.

•	The audit committee of the Board of Directors meets with the independent valuation firm to discuss the assistance provided and results.

•	The Board of Directors and the senior financial executives of the Investment Manager meet to review the valuation of the entire portfolio.

•	The Board of Directors determines the fair value of the portfolio in good faith.

Interest and Dividend Income Recognition

Interest income, including the amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are earned and expected to be collected. Dividends are recorded on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are earned and expected to be collected. The Company stops accruing for interest or dividend on its investments when there is sufficient reason to believe that interest or dividends are no longer collectible. Loan origination fees, original issue discount, and market discount or premiums are capitalized and then amortized or accreted as interest income over the life of the respective security. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on bonds. Upon any prepayment of a loan or debt security, any unamortized loan origination fees are recorded as income.

Realized and Unrealized Gains and Losses

The Company measures realized gains and losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Realized gains and losses on security transactions are determined using the “First In, First Out” method.

Portfolio and Investment Activity

For the period from April 1, 2006 (the commencement of our operations) to December 31, 2006, PSSMF made capital contributions of loans, investments and cash and PDMF made a cash capital contribution to the Company. For more details about these asset contributions, please see “—Financial Condition, Liquidity and Capital Resources.”

Investments and cash equivalents consisted of the following as of December 31, 2006:

Investments
First Lien Debt	$231,978,787
Second Lien Debt	88,867,438
Unsecured and Subordinated Debt	62,185,999
Common Equity	238,608,894
Preferred Equity	12,440,768
Warrants	6,733,843
Index Options	2,101,000

Total Investments(1)	$642,916,729
Cash and Cash Equivalents	110,237,684
Collateral Held at Brokers	39,281,329

Total	$792,435,742

As of December 31, 2006, the weighted average yield of our debt securities was approximately 11% (computed as annual stated interest rate earned plus the net annual amortization of original issue discount and market discount earned on accruing debt, divided by total debt at fair value). As of December 31, 2006, the weighted yield on our entire portfolio was approximately 6%.

(1)	These balances represent “Investments at Fair Value” included in our Statement of Assets & Liabilities provided elsewhere in this Registration Statement. The Company believes that the alternate presentation below is useful to investors as it is a more accurate representation of the asset classes on which we earn an economic return. If we were to (i) exclude the Company’s equity and debt investments in wholly owned subsidiaries, (ii) include underlying securities held by wholly owned subsidiaries and (iii) include off balance sheet reference assets under total return swap arrangements, investments (expressed in dollars and as a percentage of the total investment portfolio) would have consisted of the following as of December 31, 2006:

First Lien Debt	$322,457,897	43%
Second Lien Debt	178,066,114	24%
Unsecured and Subordinated Debt	72,852,022	10%
Common Equity	153,421,515	20%
Preferred Equity	13,240,768	2%
Warrants	6,733,843	1%
Index Options	2,101,000	0%

Total Investments	$748,873,159	100%

Results of Operations

Operating results for the period from April 1, 2006 (the commencement of our operations) to December 31, 2006 were as follows:

Total Investment Income	$20,338,394
Total Expenses	2,710,364

Net Investment Income	17,628,030
Net Realized Gains from Investments	8,205,332
Net Unrealized Gains from Investments	23,347,199

Net Increase in Net Assets Resulting from Operations	$49,180,561

Investment Income

For the period from April 1, 2006 (the commencement of our operations) to December 31, 2006, total investment income was approximately $20.3 million which consisted of approximately $16.2 million in interest income from investments, approximately $3.8 million in interest income from cash and cash equivalents and approximately $0.3 million in fee income and dividends.

Expenses

For the period from April 1, 2006 (the commencement of our operations) to December 31, 2006, total expenses incurred were approximately $2.7 million, which consisted primarily of professional fees, organizational costs, administration costs, research fees and trade management fees.

Net Unrealized Gains from Investments

For the period from April 1, 2006 (the commencement of our operations) to December 31, 2006, the Company’s net unrealized gains from its investments were approximately $23.3 million.

Net Realized Gains

During the period from April 1, 2006 (the commencement of our operations) to December 31, 2006, the Company’s net realized gains from its investments were approximately $8.2 million.

Financial Condition, Liquidity and Capital Resources

Capital

The Company is an externally managed non-diversified closed-end management investment company organized under the laws of Delaware. We commenced operations on April 1, 2006.

As of December 31, 2006, the Company had two equityholders, PSSMF, the larger equityholder, and PDMF. Both PSSMF and PDMF are externally managed by the Investment Manager.

During the period of April 1, 2006 to October 2, 2006, direct loans and investments previously owned by PSSMF were transferred, together with $175,542,164 in cash, by PSSMF to the Company, as equity capital contributions into the Company. These transfers occurred at fair value (without brokerage fees or commissions) determined in accordance with the Company’s and PSSMF’s investment valuation policies, which are substantially the same. All security transfers that occurred when we were 100% percent owned by PSSMF were treated as transfers between entities under common control in accordance with GAAP. Upon transfer, the

Company recognized the fair value of these securities in two pieces. First, for all transferred securities, the Company retained PSSMF’s historical cost basis of $250,809,053 as the initial basis of the assets. Second, unrealized gains of $6,353,957 on transferred securities recognized to the date of contribution by PSSMF were assumed by the Company and were recognized on the statement of operations. From July 1, 2006 through October 2, 2006, the Company also raised $231,929,950 in cash from new and existing investors through subscriptions in PDMF, our other current stockholder. The Company has been closed to investors since October 2, 2006.

As of December 31, 2006, PSSMF owned approximately 66% of our equity interest while PDMF owned approximately 34% of our equity interest.

Financing

As part of its investment strategy, the Company utilizes leverage. Through use of leverage, the Company hopes to earn a rate of return on the investments it holds that is greater than the Company’s cost of borrowing.

The Company may borrow on a secured or unsecured basis for any purpose and intends to make extensive use of borrowed funds and other forms of leverage in its investment activities. Such leverage fluctuates depending on market conditions. The interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the investments purchased or carried.

As of December 31, 2006, the Company’s sole method of raising debt financing has been through the use of total return swaps. A total return swap is a customized derivative instrument that entitles the Company to certain payments on the gain or loss on the value of an underlying security or securities, referred to as the reference asset or assets. The economic intent of the swap arrangements is to pass on the investment returns experienced in the reference asset portfolios to the Company.

Under a total return swap, the Company enters into an agreement in which the counterparty agrees to pay the Company the total return (e.g., cash flow stream and capital gains) of the notional amount of the reference asset. In exchange, the counterparty receives from the Company a stream of interest payments (typically LIBOR based) and any capital depreciation on the notional amount of the reference asset. Concurrently with this agreement, the counterparty agrees to acquire the reference asset directly from the Company or from the third party at the direction of the Company. The counterparty funds the purchase of the asset and is the record holder of the asset. The counterparty is freely able to transfer, sell or hypothecate the asset and effectively controls such asset. The Company also posts cash collateral with the counterparty. The Company has typically been required to post cash collateral equal to approximately 25% of the fair value of the reference asset in order to obtain the total return on the asset. The net effect is that the remaining 75% of notional value of the reference asset is effectively embedded debt financing. The Company has entered into swap agreements with large commercial and investment banks that have investment-grade ratings.

The swaps are marked to market and an unrealized gain (loss) is recorded at each valuation date. The Company records a realized gain (loss) when a reference asset is sold. Each swap is net settled monthly with any excess of cash interest received, including other miscellaneous executing and transaction costs, over swap financing fees paid to the Company.

The Company has entered into swap agreements with certain counterparties (the “Swap Counterparties”). The swap agreements are executed under International Swaps and Derivatives Association, Inc. Master Agreements, as governed by New York State law. The Swap Counterparties effectively provide the Company up to three to four times leverage on reference assets included in the swap. Each swap is net settled monthly with any excess of cash interest received, including other miscellaneous execution and transaction costs, over swap financing fees paid to the Company.

On March 22, 2007, the Company entered into a Senior Secured Revolving Credit Agreement, which we refer to as the “Credit Agreement”, with Bear, Stearns & Co. Inc. and Bear Stearns Corporate Lending, Inc., which we refer to collectively as “BSC”, and certain other institutional lenders, whereby BSC and certain other lenders will extend credit to the Company in an aggregate principal amount not to exceed $225 million outstanding at any one time. Subsequent to the initial agreement, on April 11, 2007, the Company negotiated an increase to the maximum allowable amount outstanding from $225 million to $250 million. The Credit Agreement is a three-year revolving loan and letter of credit facility collateralized by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents, subject to certain agreed-upon exceptions. The interest rate applicable to borrowings under the Credit Facility is LIBOR plus 137.5 basis points.

Funds borrowed under the Credit Agreement will be used to supplement the Company’s equity capital to make additional portfolio investments and for other general corporate purposes. As of April 30, 2007, borrowings in an aggregate principal amount of $25 million were outstanding under the Credit Agreement.

Off Balance Sheet Arrangements

Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience and knowledge of the Investment Manager, the Company expects the risk of loss to be remote.

The Company makes certain investments, including bank loans, structured loans, equity investments and trade claims in which the Company is issued participation rights. These rights, and any corresponding unfunded obligations, underlying collateral agreements and financing arrangements, are based upon the Company’s pro-rata participation in, or funding of, such investments. At December 31, 2006, the Company had unfunded commitments of $123,370,731 pursuant to the terms of the participation in various revolving credit facilities and equity investments.

Total Return Swaps

As of December 31, 2006, the Company’s sole method of raising leverage was through the use of total return swaps. These swap agreements involve market returns and risk that may be in excess of the amount recognized in the accompanying consolidated financial statements due to future changes in the market values of the underlying financial instruments. As of December 31, 2006, the Company received the economic return on reference assets with an aggregate notional amount of $117,468,989. Total return swaps are recorded at fair value and the underlying notional amount of reference assets is not recorded on the statement of assets and liabilities.

Quantitative and Qualitative Disclosures About Market Risk

Nature of Investments

The Company’s investment activities expose it to various types of market risk, which are associated with the financial instruments and markets in which it invests.

As a BDC, we are limited in the types of investments we can hold in our portfolio. Accordingly, we invest in securities of many privately held and middle market companies that have no readily available market value. As a result, a large portion of our portfolio will be valued in good faith at fair value. This gives rise to significant valuation risk.

Loans have exposure to certain types of risk, including interest rate risk, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a participation. Loans are subject to prepayment risk, which affects the maturity of such investments. The market for loans is relatively illiquid, and accordingly, secondary market purchases and sales thereof may be conducted in private transactions. Consequently, the liquidity of any loan investments will depend on the liquidity of these trading markets.

The value of collateral securing a loan investment may be equal to or less than the value of the loan that it secures. Accordingly, in the event of a default, the Company may incur a loss. In addition, up to 100% of the loan investments may not be secured by collateral. If a default occurs with respect to an unsecured loan, the Company’s remedies will be limited to those of general unsecured creditors and the market price of the loan will reflect such limited rights.

High-yield securities are generally rated below investment grade. Mezzanine investments are typically unrated but generally are of comparable credit quality to high-yield securities. High-yield securities and mezzanine investments may be unsecured and are typically accompanied by a greater degree of credit risk and sensitivity to market movements than investments in higher rated securities. Many issuers of high-yield and mezzanine debt are highly leveraged, and their relatively high level of debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations, thereby subjecting the Company to default risk.

The Company enters into swap agreements which involve market risk that may be in excess of the amount recognized in the accompanying financial statements due to future changes in the market values of the underlying financial instruments. Credit risks result from the potential inability of the counterparty to meet the terms of the contract.

Interest Rate Risk

The Fund’s investments may be subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk is greater for long-term securities than for short-term securities.

As of December 31, 2006, approximately 42.3% of the debt investments at fair value in our portfolio were at fixed rates while approximately 57.7% were at variable rates.

We have analyzed the potential impact of changes in interest rates on net investment income. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net investment income by approximately $2.7 million over a one-year horizon. Although management believes that this estimated measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate. Our sensitivity to interest rate fluctuations as of December 31, 2006 is a result of the fact that the Company had limited debt financing, which was obtained through total return swaps. As we increase our levels of variable rate debt, sensitivity to interest rate fluctuations will be reduced.

The Company enters into interest rate swaps to hedge interest rate exposures. An interest rate swap is a contractual agreement entered into between two counterparties under which each agrees to make periodic payment to the other for an agreed period of time based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap.

As of December 31, 2006, the Company had two open fixed-for-floating interest rate swap contracts. Under each of these swaps, the Company pays a fixed rate of about 5.6% on a total notional amount of $35 million and receives a floating rate based on the three-month LIBOR rates. The effect of such contracts is to allow the Company to earn higher interest income in case interest rates increase.

While hedging activities may mitigate the Company’s exposure to adverse fluctuations in interest rates, these hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

Derivatives

The Company uses derivatives as part of its investment strategy. Derivative holdings include listed futures and options contracts, as well as over-the-counter swap and option agreements based on equity, bonds and indices. The values take into effect the offsetting permitted under Financial Accounting Standards Board (FASB) Interpretation No. 39 and do not include the effects of collateral held or pledged.

The Company entered into credit default swap contracts during the period ended December 31, 2006. The buyer of a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event, with respect to an underlying reference obligation. Generally, a credit event means bankruptcy or failure to pay. If a credit event occurs, the seller typically must make a payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The buyer, in exchange, must deliver, in the case of cash settlement, a payment, or alternatively, in the case of physical delivery, the reference obligation. If the Company is a buyer of the credit default swap and no credit event occurs, the Company may lose its payments and recover nothing. As a seller, the Company receives a fixed rate of income throughout the term of the contract, provided that no credit event occurs. If a credit event occurs, the Company may pay the buyer the full notional value of the reference obligation.

As of December 31, 2006, the Company had five open credit default swaps. The Company is the buyer on all of these swaps (receiving protection on a total notional amount of $90 million).

Credit default swaps involve greater risks than if the Company had invested in the reference obligations directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

The Company may purchase or write put and call options through exchanges and over-the-counter markets. The purchaser of an option has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or currency at a specified price prior to or on a specified expiration date. The potential loss to the buyer of an option can be no greater than the initial premium paid for the contract, regardless of the performance of the underlying security or currency. In contrast, the writer of an option is exposed to the risk of loss if the market price of the underlying security declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer, but can lose a greater amount than the premium paid.

At December 31, 2006, the Company held put options on the Standard & Poor’s (“S&P”) index with a market value of approximately $1.2 million.

At December 31, 2006, the Company held call options on the CBOE Volatility Index (“VIX”) with a market value of approximately $0.9 million.

Leverage

As part of its investment strategy, the Company utilizes leverage. The concept of leveraging is based on the premise that the Company’s cost of borrowing will be at rates that normally will be lower than the rate of return earned on the investment it holds. While the use of leverage may increase the returns on equity capital invested in the Company, the use of leverage also increases the risk of loss of such capital.

Gains realized with borrowed funds may cause the Company’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Company’s net asset value could also decrease faster than if there had been no borrowings. In addition, unanticipated increases in applicable margin requirements could adversely affect the liquidity of the Company and therefore adversely affect the Company’s performance.

As of December 31, 2006, the Company’s sole method of raising leverage was through the use of total return swap agreements that are linked to the economic returns of reference asset portfolios. Due to the degree of leverage specified in the Company agreements, the swap agreements contain market risk in excess of the amount reflected on the statement of assets and liabilities. The notional amounts of the swap agreements represent the aggregate amount of reference assets included in the reference asset portfolios, of which part of the Company’s income is based. Other market risks include the possibility that there may be an illiquid market for the swap agreements or that a change in the value of the swap agreements may not directly correlate with changes in the value of the underlying reference assets.

Total return swaps subject the Company to two types of credit risk: (1) the risk that a counterparty will not be able to pass on the economic benefits of the underlying transaction; and (2) the risk that the underlying investment will not perform on the obligation. Credit risk is measured by the loss the Company would record if the swap counterparties failed to perform pursuant to the terms of their obligations under the swap agreements or the economic loss resulting from a default in the reference assets. To the extent that reference assets underlying the swap agreements include revolving debt agreements, the Company will have greater exposure to the risk of default to that reference asset through the swap agreements as additional amounts are drawn down. The Company’s exposure to credit risk associated with counterparty nonperformance is limited to the unrealized gains inherent in such transactions that are recognized in the statement of assets and liabilities.

OBLIGATIONS AND INDEBTEDNESS

As a BDC, the 1940 Act limits the Company’s ability to borrow money or issue debt securities or preferred stock by requiring the Company to maintain assets with at least twice the value as the amount of such leverage. The ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit the Company’s investment opportunities and reduce its ability in comparison with some of the Company’s non-BDC competitors to profit from favorable spreads between the rates at which the Company can borrow and the rates at which it can lend. As a result, we may need to issue equity more frequently than our competitors which are not BDCs, which may lead to greater stockholder dilution. BDCs are also generally not permitted to issue shares at a price below net asset value, which may disadvantage us in our ability to raise financing relative to our competitors which are not BDCs. For additional information concerning the competitive risks we face, see the disclosure elsewhere in this Registration Statement under the caption “Risk Factors—Risks Related to our Business—We operate in a highly competitive market for investment opportunities.”

We have recently established a three-year $250 million committed senior secured revolving credit facility, with a group of lending institutions, under which we had approximately $25 million of indebtedness outstanding as of April 30, 2007. The interest rate applicable to borrowings under the Credit Facility is LIBOR plus 137.5 basis points. The Credit Facility contains certain covenants customary to facilities of this type, including, among others, industry and issuer concentration restrictions, periodic financial reporting, limitations on additional debt and liens, limitations on certain investments, and minimum interest coverage.

Subject to the limitations imposed on a BDC by the 1940 Act, the Company may elect to supplement its current swap financing arrangements and the borrowing availability under the Credit Facility with a “warehouse financing facility” from one or more commercial and investment banks that could require the Company to set up a special purpose vehicle at a later date to obtain leverage on portfolio assets and thereby refinance the warehouse financing facility.

Assuming that we were fully drawn on the Credit Facility described above at December 31, 2006, our pro forma leverage would have been approximately 23% of our total assets. As of April 30, 2007, the annual interest rate on the Credit Facility was approximately 6.7% (based on LIBOR + 1.375%). In order to cover such annual interest payments, based on the assumptions above, we must achieve annual returns on our December 31, 2006 total assets of at least 1.6%. Our actual cost of leverage will be based on market interest rates at the time we draw additional funds under this Credit Facility, and such cost of leverage may be higher or lower than that assumed in the previous example.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses) (1)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Stockholders (2)	-17.5%	-10.0%	-2.4%	5.2%	12.7%

(1)	The assumed portfolio return is a required regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	Assumes that we borrow an amount equal to 23% of our total assets as of December 31, 2006, which would result in approximately $1.07 billion in total assets and approximately $250 million in debt outstanding. We assume the average cost of funds to be approximately 6.7%, which was the cost of funds of the Credit Facility as of April 30, 2007. Actual interest payments may be different. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

BUSINESS

Overview

We specialize in providing a broad array of financing solutions primarily to middle-market companies in the United States. We structure and invest in securities across the capital structure to meet the financing needs of companies that we believe are underserved by the commercial banking system, public capital markets and larger financial institutions. In providing financing solutions to these companies, we seek to provide our own investors with a combination of current income and capital appreciation.

We are organized as an externally managed non-diversified closed-end management investment company organized under the laws of Delaware. PAM, a Delaware limited liability company, serves as our Investment Manager and is responsible for managing our portfolio. The Investment Manager also serves as the investment adviser to our current stockholders. The Investment Manager’s principal office is located at: 55 Railroad Avenue, Greenwich, Connecticut 06830, United States of America, telephone: (203) 302-1700. Max Holmes, our Chief Investment Officer and Chief Executive Officer, is the Managing Member of and owns a majority of the Investment Manager.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments.

We make loans to and investments in private (and, to a lesser extent, public) middle-market companies which we define as companies with annual revenues between $25 million and $500 million. We invest throughout the capital structure of these companies including first lien, second lien, subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants. Occasionally we purchase options, warrants, credit derivatives, high-yield bonds, trade claims, distressed debt and structured securities. Typical holding periods for these types of investments range from less than one year to five years. We expect that any positive returns will typically be a combination of interest income, fees, prepayment penalties and capital appreciation. Fee revenue related to our investments in the form of commitment, origination, structuring, due diligence and monitoring fees. The Company intends to hedge against fluctuations in (i) interest rates, (ii) currencies, where applicable, (iii) general levels of equity markets, and (iv) general levels of high yield and investment grade corporate bond spreads. The Investment Manager invests in a variety of derivative instruments and utilizes a number of strategies for hedging and other strategic investment purposes.

We were formed as a Delaware limited liability company in December 2005 and we have operated as a private lender and investor since April 1, 2006. We currently have two stockholders, PSSMF, and PDMF, both of which are private funds managed by our Investment Manager. For our initial equity capitalization, PSSMF transferred cash, loans and investments from its portfolio to us with an aggregate fair market value of approximately $433 million (reflecting PSSMF’s historical cost basis plus net unrealized gains). We raised an additional $232 million in cash contributions from new investors in PDMF, a fund that was established to invest exclusively in our strategy. As of December 31, 2006, we had $705 million in total equity capital, all of which is held by our two current stockholders.

The Company has been closed to investors since October 2, 2006. On May 1, 2007, pursuant to the terms of the Company’s Limited Liability Company Agreement, Section 18-216 of the Delaware Limited Liability Company Act and Section 265 of the Delaware General Corporation Law, the Managing Member of the Company converted all outstanding limited liability company interests in the Company into shares of common stock of the Company on an equal and ratable basis, approved a form of Certificate of Incorporation and Bylaws for the continuing corporation and elected a Board of Directors with a majority of non-interested directors.

We have filed a Form N-54A with the Securities and Exchange Commission, referred to as the SEC (which term includes, when applicable, the SEC staff), thereby electing to be governed as a BDC under the 1940 Act. In addition, we intend to elect to be taxed under the Code as a regulated investment company, referred to as a RIC. See the disclosure elsewhere in this prospectus under the captions “Regulation” and “Material U.S. Federal Income Tax Considerations” for additional information on the effects of these elections.

Market Opportunity

The large size of the middle-market in the United States, coupled with the demands of those companies for flexible sources of capital, creates an attractive investment environment for us. We believe that this attractive environment is expected to continue in the foreseeable future based on the following:

Middle-Market Companies Increasingly Accessing Private Financing Sources.    While many middle-market companies have in the past been able to raise funds by borrowing from commercial banks or by issuing high-yield bonds in the capital markets, this approach to financing has become more difficult as the commercial banking system has consolidated into a smaller number of very large institutions and as institutional investors have sought to invest in financing larger, more liquid offerings. In addition, we believe that many traditional senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients and larger leveraged buyouts. In order to continue to satisfy ongoing financing needs, many private middle-market companies and their financial sponsors prefer the efficiency of accessing private capital from a small group of well-known capital providers with whom they maintain close and longstanding relationships. As a result, middle-market companies are increasingly seeking creative financing solutions from private financing sources like the Company.

Demand for Private Capital in Financial Sponsor Transactions.    We believe that there currently exists a large pool of uninvested private equity capital that is likely to seek additional capital to support future private investments. It is expected that private equity firms will be active investors in middle-market companies and that they will seek to leverage their investments by combining their equity capital with mezzanine loans or senior secured loans from other sources, such as the Company.

Growing Supply of Distressed Investment Opportunities.    Due to the recent growth in new issuances and refinancings of leveraged loans, we expect that the supply of distressed securities will expand in the future. We believe that the distressed markets are relatively inefficient, resulting in artificial or uneconomic pricing that offers firms with a specialized distressed investing skill set, such as the Company, the ability to earn attractive risk-adjusted returns.

Competitive Advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated Ability to Raise and Effectively Deploy Capital in Our Investment Strategy.    Our initial equity capitalization was funded through a contribution of cash, loans and investments previously owned by PSSMF. We raised additional equity capital from existing and new investors through PDMF, a fund dedicated solely to investing in our strategy. At December 31, 2006, we had investments of approximately $749 million including off-balance sheet investments across 82 companies. Both of our Investment Manager’s existing funds, PSSMF and PDMF, both existing investment funds managed by PAM, continue to own equity investments in us that totaled $705 million as of December 31, 2006.

Sophisticated and Highly Experienced Investment Manager.    PAM’s investment team is composed of highly experienced professionals with demonstrated expertise in the origination and execution of leveraged transactions. Our investment team’s key senior professionals have extensive experience investing throughout the capital structure and across all market cycles, with significant expertise in distressed lending and workout situations. Our key investment professionals have an average of over 15 years of experience in the finance industry at major Wall Street investment banks and investment management firms. In addition, many key team members have a long history of working together in managing investment portfolios. To further enhance its investment team’s capabilities, particularly in complex investment situations, PAM retains six former senior level executives with industry-specific knowledge and significant operating experience, and PAM expects to continue to add to this group.

Innovative Approach to Transaction Structuring.    We believe that our willingness to take a non-traditional approach to providing capital solutions and our extensive transaction structuring expertise represent a significant competitive advantage of the Company and help us develop innovative financing alternatives. We offer a full-service, “one-stop” source of financing for the entire capital structure as a single source or lead investor and are able to distinguish our offering to middle-market companies through our quick response time and firm commitments, as well as our flexibility and desire to participate as an equity investor in our portfolio companies.

Proven Deal Sourcing Through a Broad Network.    The Investment Manager’s experienced origination team maintains an active dialogue with financial institutions such as investment banks, commercial banks, regional broker dealers, specialty finance companies, hedge funds and private equity firms, as well as with corporate executives and owners and managers of middle-market companies with whom the Investment Manager’s investment professionals have long-standing relationships. We expect that our ability to leverage these relationships will continue to result in the origination of investment opportunities by us and provide us with a competitive advantage.

Disciplined Research and Investment Process.    In making investment decisions, the Investment Manager employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business as well as an assessment of the legal and economic features of each particular investment. As part of its review process, the Investment Manager draws on the industry expertise of its investment professionals in selecting only those investments that offer the opportunity for attractive risk-adjusted returns. This enables the Investment Manager to consider the potential total return on investment when evaluating each prospective portfolio company, seeking material capital appreciation with a focus on minimizing the risk of capital loss.

Description of the Business

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments primarily in private (and to a lesser extent, public) middle-market companies. We invest throughout the capital structure of these companies, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants.

We participate, subject to the Investment Manager’s allocation protocol, in lending and investing in two ways:

(a) with regard to issuers having their primary place of business in the United States, we purchase directly for cash from the issuer newly negotiated loans and investments, originated in whole or in part by personnel of the Investment Manager. We sometimes earn fees on these originated loans or investments and generally expect to continue to hold these loans or investments to maturity. However, with regard to any issuer, we may, contemporaneously with or subsequent to the origination of the loan or investment, sell all or a portion of the loan or investment to third parties; and

(b) we purchase assignments of loans and investments originated by and subsequently syndicated by others, such as commercial banks, investment banks, finance companies, other business development companies, hedge funds, and other investors. We also purchase participations in such loans and investments. These assignments and participations may be in newly negotiated transactions or in the secondary market, except to the extent such investments have been excluded from the investment objectives of the Company, as described below under “Investment Program—Investment Objectives and Policies.”

As of December 31, 2006, our total investment portfolio, including off-balance sheet assets, consisted of 82 companies in 29 industries with a total value of approximately $749 million. Our portfolio is diversified both in terms of asset mix and industries, with our five largest investments representing 22% of the portfolio and with no single investment representing more than 6% of the portfolio and no industry representing more than 12% of the portfolio at December 31, 2006. As of December 31, 2006, approximately 43% of our investment portfolio consisted of first lien debt, 24% consisted of second lien debt, 20% consisted of common equity, 10% consisted of subordinated and unsecured debt, 2% consisted of preferred equity and 1% consisted of warrants and other holdings. Since the commencement of our operations through December 31, 2006, our gross return on average net assets was 11.4%.

Investment Program

Investment Objectives and Policies

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in private “middle-market” companies, which we currently view as companies with annual revenues between $25 million and $500 million. We invest throughout the capital structure of these companies, including first lien, second lien and subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants. Occasionally we purchase options, warrants, credit derivatives, high-yield bonds, trade claims, distressed debt and structured securities. We participate in a wide variety of transactions with these companies that we categorize into five general transaction types: financial sponsor buyouts, which include participation in control acquisitions or leveraged recapitalizations led by private equity firms; financial entrepreneur transactions, which include participation in control acquisitions or leveraged recapitalizations led by individuals or teams that are not associated with their own dedicated funds; growth and expansion financings, which include investments in organic growth initiatives, property, plant and equipment or the financing of strategic acquisitions; hard asset lending, which includes investments based upon the quality of collateral rather than an enterprise’s cash flow characteristics; and turnaround lending, which includes financing provided to allow the borrower to avoid, reorganize in or exit bankruptcy, including debtor-in-possession loans and exit financing. Our targeted investments typically range between $1 million and $25 million, although this investment size is likely to increase as the size of our capital base increases. In addition, we generate fee revenue related to our investments in the form of commitment, origination, structuring, due diligence and monitoring fees and prepayment penalties.

We do not invest in a number of asset categories:

•	investments in securities already listed on a national securities exchange;

•	investments in debt securities traded over the counter;

•	investments consisting of bank debt trades with an original credit agreement that is more than 30 days old;

•	investments in which we did not take part in the negotiation of the original deal and there are or will be more than 10 holders of the security;

•	investments in hedging instruments to cover the risk of PSSMF;

•	certain investments in companies with defined benefit plans;

•	investments in non-U.S. companies; and

•

investments in the following categories: Entertainment Finance, Equipment Finance, Insurance Finance, Lease Finance, Legal Finance, Mortgage Finance, Real Estate, Royalties, SBA/Government Backed Loans, Tax Liens, and Trade Claims.

Certain exceptions may be made in the case of affiliated issuers. The Company may revisit any particular category if the SEC were to view it as a qualifying asset for purposes of BDC compliance tests in the future.

The Company intends to hedge against fluctuations in (i) interest rates, (ii) currencies (where applicable), (iii) general levels of equity markets, and (iv) general levels of high yield and investment grade corporate bond spreads. The Investment Manager invests in a variety of derivative instruments and utilizes a number of strategies for hedging and other strategic investment purposes.

The Investment Manager

The investment advisor to the Company is the Investment Manager, Plainfield Asset Management LLC, a Delaware limited liability company. Max Holmes is the managing member of and owns a majority of the Investment Manager.

The Investment Manager manages our portfolio through teams of investment professionals dedicated to our business as well as the business of other funds, including PSSMF and PDMF. We benefit from the business experience, specific industry knowledge, transaction expertise and deal-sourcing capabilities of the professionals of the Investment Manager. Professionals at the Investment Manager have access to investment opportunities through a broad network of contacts and are, and will continue to be, sources of potential investment opportunities for the Company. The Investment Manager also provides certain administrative services to us.

In addition, since we do not currently have any employees and do not expect to have any employees, services necessary for our business are provided by individuals who are employees of the Investment Manager, pursuant to the terms of the Investment Management Agreement. Each of our executive officers described elsewhere in this prospectus under the caption “Management” is an employee of the Investment Manager. Our day-to-day investment operations are managed by the Investment Manager. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Investment Manager.

The Company has agreed to pay the Investment Manager certain fees and to reimburse it for certain expenses in accordance with the Investment Management Agreement. See the disclosure elsewhere in this prospectus under the caption “Management—Investment Management Agreement.”

Although the Investment Manager and its affiliates have extensive experience with the types of investments we make, neither the Investment Manager nor its affiliates have prior experience managing a BDC or a regulated investment company. The Investment Manager also has limited experience providing significant managerial assistance to operating companies, as may be required of a BDC.

Portfolio Composition

As a BDC, we expect to continue to invest primarily in loans to and investments in private (and to a lesser extent, public) middle-market companies located in the United States. We invest throughout an issuer’s capital structure, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments including preferred equity, common equity and warrants.

Senior secured loans are typically supported by first or second liens or collateral in favor of the lenders on all or a portion of the assets of the borrower or on assets of affiliates of the borrower or both. Although we may seek to dispose of such collateral in the event of default, we may be delayed in exercising such rights or our rights may be contested by others. In addition, the value of the collateral may deteriorate so that the collateral is insufficient for us to recover our investment in the event of default.

Structurally junior or subordinated loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, such loans rank senior to common and preferred equity in a borrower’s capital structure. Often these instruments have elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with senior debt. Lenders often have an opportunity to participate in the capital appreciation of a borrower through an equity interest, which often takes the form of warrants or options. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, such loans generally earn a higher return than senior secured loans. The warrants or options associated with such loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Such warrants or options also may include a put feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

In addition to loans, we may also invest in other types of securities, including common and preferred equity, interests in limited partnerships, limited liability companies, joint ventures and other similar entities, warrants, options, credit derivatives, high yield bonds, trade claims, distressed debt and structured securities.

In an effort to increase our returns and the number of loans we make, we may in the future seek to securitize a portion of our loans. To securitize our loans, we would “pool” our loans through use of a subsidiary which would sell investment grade or non-investment grade fixed income securities to investors willing to accept a lower interest rate to invest in securities secured by loan pools. Our retained interest in the subsidiary would consequently be subject to first loss on the loans in the pool. The Company may use the proceeds of such sales to pay down bank debt, to fund additional investments or for other corporate purposes.

Investment Selection

Our investment objective is to provide to our investors a combination of current income and capital appreciation. In managing the Company, the Investment Manager intends to use the same investment philosophies that it uses to manage other investment accounts.

Investment Manager Allocation Protocol

Investments in the following asset categories are automatically allocated to PSSMF:

•	investments in securities already listed on a national securities exchange;

•	investments in debt securities traded over the counter;

•	investments consisting of bank debt trades with an original credit agreement that is more than 30 days old;

•	investments in which Plainfield did not take part in the negotiation of the original deal and there are or will be more than 10 holders of the security;

•	investments in hedging instruments intended to cover the risk of PSSMF;

•	certain investments in companies with defined benefit plans;

•	investments in non-U.S. companies; and

•

investments in the following categories: Entertainment, Equipment Finance, Insurance Finance, Lease Finance, Legal Finance, Mortgage Finance, Real Estate, Royalties, SBA/Government Loans, Tax Liens, and Trade Claims.

Certain exceptions may be made in the case of affiliated issuers, and the Company may revisit any particular category if the SEC were to conclude that any of the foregoing assets are a qualifying asset for purposes of BDC compliance tests.

Investments that are suitable for both the Company and other clients of the Investment Manager are allocated by the Investment Manager based on a protocol adopted by the Company and the Investment Manager and approved by the Board. The protocol allocates such investments to the Company, so long as, in the judgment of the Investment Manager, none of the following would occur:

•	the Company would not have sufficient cash available to acquire the investment;

•	the investment by the Company would cause it to violate a legal, regulatory, or compliance restriction;

•

the investment would not be appropriate in light of the composition of the Company’s portfolio and our investment objectives and guidelines (including without limitation if it is too large or would materially affect our diversification).

In such cases, the Investment Manager would allocate the investment to PSSMF or another client.

The Investment Manager intends to follow the allocation protocol. Any exceptions under the protocol must be considered based on certain factors that the Investment Manager determined would be fair and equitable to all clients, including the Company, over time, provided that such allocation would not result in an improper disadvantage or advantage to one client of the Investment Manager as compared to another. The factors that the Investment Manager may consider also include, but are not limited to, tax considerations, regulatory issues, market conditions, current portfolio balance and exposure, and other equitable considerations. The allocation protocol, and any proposed amendments to it from time to time, will be subject to the approval of our Board of Directors. See “Risk Factors—There are conflicts of interest in our relationship with the Investment Manager, which could result in decisions that are not in the best interests of our stockholders.”

Due Diligence

The Investment Manager conducts due diligence on prospective portfolio companies consistent with the approach utilized by it in the past.

Such due diligence typically includes any or all of the following:

•	review of public information;

•	review of historical financial information;

•	review of prospective financial models prepared by the prospective portfolio company, third parties and/or investment professionals of the Investment Manager;

•	review of financing documents and other material contracts;

•	interviews with management, employees, customers and vendors of the prospective portfolio company;

•	on-site visits;

•	background checks; and

•	research relating to the prospective portfolio company’s management, industry, markets, products, services and competitors.

One or more of the foregoing may not be appropriate and therefore not performed with respect to any particular prospective portfolio company.

Investment Structure

Once the Investment Manager has determined that a prospective portfolio company is suitable for investment, the Investment Manager typically will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. The Investment Manager will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the prospective portfolio company’s capital structure.

The Investment Manager seeks to structure our debt investments to provide for relatively high fixed or floating interest rates that will provide us with significant current interest income. These debt instruments typically will have interest-only payments in the early years, with amortization of principal deferred to the later years. In some cases, we invest in debt instruments that, by their terms, convert into equity or additional debt securities or defer payments of cash interest for the first several years after investment. Typically, these debt instruments have maturities of one to ten years.

The Investment Manager invests a portion of our assets in senior secured loans. These senior secured loans typically have terms of one to ten years. They are typically supported by first or second liens on collateral on all or a portion of the assets of the borrower or on assets of affiliates of the borrower, or both.

The Investment Manager generally structures equity investments as common and preferred shares or interests, including convertible preferred shares or interests, in corporations, limited partnerships, or limited liability companies.

The Investment Manager tailors the terms of our investments to the circumstances of the transaction and the prospective portfolio company, negotiating a structure that seeks to protect our rights and to manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, where the Investment Manager structures a debt investment, it will seek to limit the downside potential of our investments by means of one or more of the following actions:

•	requiring a total return on investment (including both interest and potential equity appreciation) that compensates us adequately for our credit risk;

•	incorporating put rights and call protection into the investment structure; and

•

negotiating covenants that afford the portfolio companies with flexibility in managing their businesses, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions, and board rights, including either observation or participation rights.

Our debt investments may include equity features, such as warrants or options to buy a minority interest in the common stock of portfolio companies. Thus, if a portfolio company appreciates in value, we may achieve additional investment returns from our equity interest in such company. The Investment Manager may structure the warrants or options to protect our rights as a minority-interest holder, as well as puts, which are rights to sell such securities back to the company upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests. We will seek to achieve additional investment return from the appreciation and sale of these warrants or options.

We expect to hold most of our debt investments to maturity or repayment, but will sell debt and equity investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if otherwise appropriate. In addition, with regard to any newly negotiated loans or investments originated by us, we may, contemporaneously with or subsequent to the origination of the loan or investment, sell all or a portion of the loan or investment to third parties.

Managerial Assistance

As a BDC, the Company, through PAM, will offer, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. The Company or PAM may receive fees for these services. PAM will provide managerial assistance on the Company’s behalf to those portfolio companies that request this assistance. Certain employees of PAM have experience providing managerial assistance to private operating companies like the Company’s portfolio companies, and such assistance has typically been related to board representation and to advice related to strategic and financing transactions. PAM otherwise has limited experience in providing significant managerial assistance to operating companies. Any compensation PAM or its employees receives from the portfolio companies for providing managerial assistance would be credited against amounts due to PAM from us.

Ongoing Relationships with Portfolio Companies

The Investment Manager monitors our portfolio companies on an ongoing basis. The Investment Manager monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each portfolio company.

The Investment Manager has several methods of evaluating and monitoring the performance of our investments, which may include any or all of the following:

•	review of available monthly, quarterly and annual financial statements and financial projections;

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if applicable, the financial or strategic sponsor, to discuss financial position, obligations and accomplishments;

•	comparisons to other companies in the industry; and

•	attendance at, or participation in, board meetings.

Other Investments

High Yield Bonds.    We invest in high yield bonds, primarily registered bonds or bonds relying on the Rule 144A exemption that in either case are non-investment grade securities. Our investments in high yield bonds may have fixed or variable interest rates and various other interest features, including adjustable rates upon certain events, zero coupon, contingent, deferred and payment in kind interest, as well as maturities typically ranging from one year to ten years.

Non-investment grade debt securities, though high yielding, are characterized by high risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s Investors Service, Standard & Poor’s Corp. (S&P) and any other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that we invest in lower grade securities that have not been rated by a rating agency, our ability to achieve our investment objectives will be more dependent on the Investment Manager’s credit analysis than would be the case when we invest in rated securities.

Distressed Debt.    We invest in debt securities and other obligations of distressed companies. Investment in distressed debt is speculative and involves significant risk, including possible loss of the principal invested. Distressed debt obligations may be paying interest or not paying interest, may be in violation of the issuer’s covenants, and generally trade at prices substantially lower than lower grade securities of companies in similar industries.

Equity Securities.    We also invest in equity securities of issuers selected through the Investment Manager’s investment process. To the extent the equity securities consist of interests in limited partnerships, limited liability companies or other operating tax pass-through entities, we may face additional risks in satisfying certain of the RIC compliance tests.

Derivatives.    We may, but are not required to, use various derivatives, including but not limited to those described below, to facilitate portfolio management, mitigate risks and generate total returns. The use of derivatives is generally accepted under modern portfolio management theory and occurs regularly in the portfolios of many mutual funds, closed-end funds and other institutional investors. Although the Investment Manager will seek to use its practices to further our investment objectives, no assurance can be given that these practices will achieve this result. In addition, the 1940 Act imposes certain restrictions that may limit the attractiveness of, or opportunity for, the use of derivatives.

We may enter into derivative transactions such as swaps (including credit default swaps, interest rate swaps and total rate of return swaps), options (purchased or written), structured products, futures contracts, commodities, forward contracts and other derivative instruments.

Flexibility

The Investment Manager intends to pursue the investment strategies described above as long as such strategies are in accord with our investment objectives.

Subject to certain limitations under the Code and the 1940 Act, including portfolio diversification requirements, the Company has broad and flexible investment authority. In order to maintain flexibility and to capitalize on investment opportunities as they arise, we are not required to invest any particular percentage of our portfolio in any type of investment, and the amount of the respective portfolio that is invested in any type of investment, or which is weighted in different sectors, can change at any time based on the availability of attractive market opportunities. Accordingly, our investments may at any time include positions in U.S. publicly traded or privately issued or negotiated common stocks, preferred stocks (including convertible and straight preferred stocks), stock warrants, options, and rights, corporate debt (senior and subordinated), bonds, bank debt, term loans, revolvers, mortgages, trade claims, notes (secured and unsecured), debentures, debt participations, convertible securities, fixed income securities, swaps (including credit default swaps, interest rate swaps and total rate of return swaps), options (purchased or written), structured products, futures contracts, commodities, forward contracts and other derivative instruments.

Subject to certain limitations under the Code and the 1940 Act, including limitations on transactions with affiliates, the Company has complete flexibility to create, invest in or organize (alone or in conjunction with others) or otherwise utilize special purpose subsidiaries or other special purpose investment vehicles, swaps or other derivatives or structured products to access investments, particularly in instances where the Investment Manager, in its sole discretion, determines that there is a potential tax, regulatory, finance, confidentiality or other advantage to such structured product, instrument or entity.

We may fund a portion of our investments through borrowings from banks or proceeds of issuances of debt or equity securities, including commercial paper, senior notes, subordinated notes, or preferred or common shares. We have not determined the extent to which the Company will incur indebtedness or issue equity, except that we have entered into a line of credit described elsewhere in this prospectus under the caption “—Operations of the Company—Financial Condition, Liquidity and Capital Resources.” Any decision to incur such indebtedness or to issue such equity will depend on the assessment by the Investment Manager of the attractiveness of available investment opportunities in relation to the costs and perceived risks of incurring any such indebtedness or issuing any such equity. Any decision to issue any securities will depend on our assessment of the attractiveness of the financing available from the private or public securities markets in relation to the costs and perceived risks of such offerings, as well as the costs and benefits of any regulatory or contractual requirements associated with such offerings.

Valuation Procedures

The Company’s assets are valued on a monthly basis or at such times that an event occurs which materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value, as determined in good faith by the Board of Directors. Many of the Company’s investments are illiquid. As a result, there is typically no readily available market value for the majority of the investments in the Company’s portfolio. As a BDC, Section 2(a)(41) of the 1940 Act requires the Board to determine in good faith the fair value of our portfolio securities for which a market price is not readily available, and it will do so in conjunction with the Investment Manager’s application of the Company’s valuation procedures.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. In making fair value determinations, the following guidelines generally will be used. Each individual investment will be valued and unrealized depreciation will be recorded for an investment that we believe has decreased in value, including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of our debt or equity investment. We will likewise record unrealized appreciation if the results of the analyses described below indicate that such investment has increased in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith may differ materially from the values that would have been used had a ready market existed for the investments.

Valuations are adjusted on a monthly basis to reflect the change in the valuation of each investment in our portfolio, unless we become aware of the occurrence of an event requiring a material change to a valuation, in which case we adjust valuations as soon as practicable thereafter. We report valuations in a manner consistent with our obligations as a public reporting company under the Exchange Act. Any changes in value are recorded in our statement of operations as “net realized and unrealized gains on investments.”

For investments where a market price is readily available:

Investments that are listed on an exchange (whether domestic or foreign), including the NASDAQ National Market, and are freely transferable, will be valued at their last sale price on such exchange during the regular or primary trading session on the date of determination or “official closing price” (if applicable), or, if no sales occurred on such date, at the midpoint of the “bid” and the “asked” price at the close of business on such day. Loans or investments traded over the counter and not listed on an exchange, and that are freely transferable, will be valued at the last sale price on the date of determination, or, if no sales occurred on such day, at the midpoint of the “bid” and the “asked” price at the close of business on such day. Options that are listed on a national options exchange shall be valued at their last sale price on the principal market on which such options will have traded on such date; provided, however, that if the last sale price of such options does not fall within the last “bid” and “asked” price for such options on such date, the options will be valued at the midpoint of the last “bid” and “asked” price for such options on such date as determined by the Investment Manager. The market value of a commodity future, forward or similar contract or any option on any such instrument traded on an exchange shall be the most recent available closing quotation on such exchange.

In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (SFAS) 157, Fair Value Measurements, we do not adjust quoted prices for blockage factors when valuing financial instruments.

Notwithstanding the foregoing, if in our reasonable judgment, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security, such security will be valued at a price that reflects such security’s fair value.

For investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value.

With respect to such investments, the investments will be reviewed and valued using one or more of the following types of financial and credit analyses, including the income approach, the market comparable approach, and the transaction approach. The choice of analyses, and the weight assigned to factors within the approaches, may vary across investments and may change within an investment if events occur that warrant such a change. The following is an explanation of some of these review and valuation methods:

•

The income approach utilizes the discounted cash flow, or DCF, method of valuation and includes a terminal value/exit multiple. The present value resulting from this analysis will then be discounted to reflect the illiquid nature of the investment. Where applicable, other factors such as a minority, or non-control position are considered.

•

The market comparable approach examines publicly traded companies within the same industry as the portfolio company’s business. Market derived multiples based upon such measures as earnings, book value, cash flow and revenues are typically applied to the appropriate indicators of the portfolio company’s business to determine a value.

•

The transaction approach examines valuations determined in connection with acquisitions of either publicly traded or privately held companies within the same industry as the portfolio company. In addition, when an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to test or corroborate its valuation.

Other information that will be used with these methods, where relevant, to value an investment may include analysis of the company’s profitability and performance against projections, default or bankruptcy, transactions in such securities or similar securities, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company operates, comparisons of financial ratios of peer companies that are public, appraisals, material changes in interest rates impacting fixed rate debt, book value, replacement cost, or other factors deemed applicable.

The Company has a multi-tiered valuation process. Each month, pursuant to the valuation responsibilities delegated to it by the Board of Directors, the Investment Manager will perform a valuation review which will include review of internal models and review of any material events impacting the portfolio. In addition to these monthly valuations, if, in our reasonable judgment, the then current valuation for any security held by us does not accurately reflect the fair value of that security, then that security will be valued at a price that reflects such security’s fair value.

In all other circumstances the monthly valuation review will be reported to the Board at the next following quarterly meeting of the Board. In addition to this monthly valuation, on a quarterly basis, certain investments will be evaluated by an independent valuation firm, namely each investment in any issuer whose securities owned by the Company aggregate to an amount greater than $10 million. Moreover, on a rotational basis, each investment in any issuer whose securities owned by us aggregate to an amount greater than $1 million but less than or equal to $10 million will be reviewed at least once over a twelve-month period by the independent valuation firm. Last, investments in issuers whose securities owned by the Company aggregate to $1 million or less will not be evaluated by the independent valuation firm; provided, however, that if, during any fiscal quarter, more than 3% of our net asset value consists of investments in issuers whose securities owned by us aggregate to an amount equal to or less than $1 million, then each investment in issuers whose securities then owned by the Company aggregate to an amount greater than $500,000 will be evaluated by the independent valuation firm at least once over the twelve-month period following the most recent quarter in which the 3% criterion was so met.

Quarterly valuation process for investments for which a market price is not readily available:

•

Our investment professionals, along with the senior officer responsible for the portfolio company relationship, meet with the Vice President, Portfolio Valuation, who assigns a value for each portfolio company or investment based on the process described above.

•

The models and documentation generated by the Vice President, Portfolio Valuation based on the information from the investment professionals, are reviewed with the Chief Investment Officer and then, if appropriate based on the criteria described above, delivered to the independent valuation firm for independent review and evaluation.

•

The Vice President, Portfolio Valuation and, if appropriate, the relevant investment professionals and the senior financial executives of the Investment Manager meet with the independent valuation firm to discuss the preliminary valuation.

Quarterly valuation process for all investments (including investments for which market price is readily available):

•

Our Chief Investment Officer and Chief Operating Officer meet with the Vice President, Portfolio Valuation and senior financial executives of the Investment Manager, including its head trader, to discuss the preliminary valuation results for all investments, including the results of the valuation review received from the independent valuation firm.

•	Valuation documentation is distributed to the Board of Directors.

•	The audit committee of the Board of Directors meets with the independent valuation firm to discuss the assistance provided and results.

•	The Board of Directors and the senior financial executives of the Investment Manager meet to review the valuation of the entire portfolio.

•	The Board of Directors determines the fair value of the portfolio in good faith.

We report the valuation of our portfolio quarterly to reflect the change in the value of each investment in our portfolio and disclose information relevant to the valuation in a manner consistent with our obligations as a reporting company under the Exchange Act. Any changes in value are recorded in our statement of operations as “net realized and unrealized gains in investments.”

Operations of the Company

Revenues

The Company generates revenue in the form of interest payments received on the debt it holds, dividends received on preferred and common equity interests it holds, and capital gains on warrants and other debt or equity interests that it acquires in portfolio companies. Its portfolio of debt instruments has maturities of one to ten years and typically bears interest at a fixed or floating rate. Other securities may have shorter or longer terms. Interest on debt securities are payable generally monthly, quarterly or semi-annually, with the amortization of principal often being deferred for several years from the date of the initial investment. In some cases, the instrument defers payments of cash interest for the first several years. The principal amount of the debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we generate revenue in the form of commitment, origination, structuring, due diligence and monitoring fees and prepayment penalties. Any such fees are generated in connection with our investments and recognized as earned, typically over the life of the related investment.

Expenses

The Company’s primary operating expenses currently include interest expense and fees payable on any debt incurred by the Company to finance its investments, the payment of advisory fees, including fees paid to the Investment Manager pursuant to the Investment Management Agreement, fees paid to its outside legal, accounting and valuation providers, the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs. The Company also bears all other costs and expenses of its operations and transactions, including those relating to:

•

General expenses of the Company: organization and offering expenses; fees and expenses of the independent directors, including, without limitation, the fees and expenses of any counsel, employees, experts or advisors thereof; fees and expenses of the Board of Directors’ audit committee, nominating and corporate governance committee, compensation committee and other committees (if any), including, without limitation, the fees and expenses of any counsel, employees, experts or advisors thereof; the Company’s fidelity bond, directors and officers and errors and omissions liability insurance, and any other insurance premiums; expenses in connection with calculating the Company’s net asset value (including, without limitation, the cost and expenses of any independent valuation firm); transfer agent and custodial fees; federal, state and local taxes; independent auditors and outside legal costs.

•

Expenses related to the Company’s investments: in addition to investment advisory and management fees payable to the Investment Manager pursuant to the Investment Management Agreement, the Company pays: expenses incurred by the Investment Manager payable to third parties, including, without limitation, agents or consultants or other advisors, in connection with the Investment Manager’s monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies; transaction costs and other expenses of Company investments, including, without limitation, broker-dealer commissions, costs of any trading firms as described in the Investment Management Agreement and costs of any hedging activities on behalf of the Company; and any other fees and expenses, including, without limitation, indemnification payments permissible under applicable law, payable to third parties, including, without limitation, agents, consultants, finders, investment bankers or other advisors, relating to, or associated with, evaluating and making investments.

•

Expenses related to the administration of the Company’s affairs: such costs and expenses include, but are not limited to, costs of preparing and filing reports or other documents required by the SEC or any other applicable regulatory agency; costs of any reports, proxy statements or other notices to stockholders, including, without limitation, printing costs; direct costs and expenses of administrative services, including, without limitation, secretarial and other staff, printing, mailing, long distance telephone, copying; the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including, without limitation, federal and state registration fees; offerings of the Company’s common stock and other securities and all costs of registration and listing the Company’s shares on any securities exchange.

The expenses charged or allocable to the Company pursuant to its Administrative Services Agreement received initial approval, and are subject to ongoing approval, by our Board of Directors, and those charged or allocable by the Investment Manager received initial stockholder and board approval and are subject to ongoing board approval.

Financial Condition, Liquidity and Capital Resources

The Company generates cash primarily from its operations, including interest earned from the temporary investment of cash in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, the Company expects to fund a portion of its investments through borrowings from banks or issuances of debt or equity securities, including commercial paper, senior notes, subordinated notes, or preferred or common shares. We have not determined the extent to which we will incur indebtedness or issue equity; however, we have entered into the line of credit described below. Any decision to incur leverage will depend on our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of incurring any such indebtedness or issuing any such equity. Any decision to issue securities will depend on our assessment of the attractiveness of the financing available from the private or public securities markets in relation to the costs and perceived risks of such offerings, as well as the costs and benefits of any regulatory or contractual requirements associated with such offerings. In the future, the Company may also securitize a portion of its loans or other assets. Our primary use of funds will be investments in portfolio companies, interest expense and fees payable on any debt we have incurred, payment of investment advisory and management fees to our Investment Manager, and cash distributions to holders of our equity interests. As of December 31, 2006, the Company had investments at fair value of approximately $643 million.

At December 31, 2006, the Company’s sole method of raising debt financing had been through the use of total return swaps. A total return swap is a customized derivative instrument that entitles the Company to certain payments on the gain or loss on the value of an underlying security or securities, referred to as the reference asset or assets. The economic intent of the swap arrangements is to pass on the investment returns experienced in the reference asset portfolios to the Company. Under a total return swap, the Company enters into an agreement in which the counterparty agrees to pay the Company the total return (e.g., cash flow stream and capital gains) of the notional amount of the reference asset. In exchange, the counterparty receives from the Company a stream of interest payments (typically LIBOR based) and any capital depreciation on the notional amount of the reference asset. The Company also posts cash collateral with the counterparty to protect the counterparty from market risk relating to the reference asset. Concurrently with this agreement, the counterparty agrees to acquire the reference asset directly from the Company or from the third party at the direction of the Company. The counterparty funds the purchase of the asset and is the record holder of the asset. The counterparty is freely able to transfer, sell or hypothecate the asset and effectively controls such asset. The Company has typically been required to post cash collateral equal to approximately 25% of the fair value of the reference asset in order to obtain the total return on the asset. The net effect is the remaining 75% of notional value of the reference asset is effectively embedded debt financing. The Company has entered into swap agreements with large commercial and investment banks that have investment grade ratings. As of             , we had approximately $             of indebtedness outstanding through the use of total return swaps.

On March 22, 2007, we established a three-year $225 million committed senior secured revolving Credit Facility, which was increased to $250 million on April 11, 2007, with a group of lending institutions, under which we had no indebtedness outstanding as of the date of this Registration Statement. For additional information regarding the Credit Facility, see the disclosure elsewhere in this registration statement under the caption “Use of Proceeds” and “Obligations and Indebtedness.”

Employees

We do not currently have any employees and do not expect in the future to have any employees. Services necessary for our business will be provided by individuals who are employees of the Investment Manager, pursuant to the terms of the Investment Management Agreement and the Administrative Services Agreement. Each of our executive officers described under “Management—Board of Directors and Executive Officers” is an employee of the Investment Manager. Our day-to-day investment operations will be managed by the Investment Manager. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by the Investment Manager. In addition, we will reimburse the Investment Manager for the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs. For additional information on this matter, see the disclosure elsewhere in this prospectus under the caption “Management—Administrative Services Agreement.”

Competition

Our primary competitors in providing financing to middle market companies include other business development companies, public and private funds, commercial and investment banks, commercial finance companies, insurance companies, high-yield investors, hedge funds and private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing opportunities than we have. Several other business development companies have recently raised, or are trying to raise, significant amounts of capital and may have investment objectives that overlap with ours, which may create competition for investment opportunities. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. For additional information concerning the competitive risks we face, see the disclosure elsewhere in this prospectus under the caption “Risk Factors—Risks Related to our Business—We operate in a highly competitive market for investment opportunities.”

Listed below are our top ten investments (including those held in subsidiaries and off-balance sheet) and industries based on the percentage each represents of our total assets for the year ended December 31, 2006:

Name	Industry
Schuff International, Inc.	Steel
TransLoad America Inc.	Environmental
Elk Horn Coal LLC	Oil, Gas and Coal Fuel
American Racing and Entertainment LLC	Hotel & Leisure
Covanta Energy Corporation	Utilities
1001 Howard Properties LLC	Real Estate
MacAndrews Deluxe Holdings LLC	Consumer Durables and Apparel
Solidus Networks, Inc.	Computer Software Services, Hardware & Equipment
Movida Communications, Inc.	Wireless Telecom
Recycled Paper Greetings Inc.	Commercial Services & Supplies

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which the Company or any of its wholly owned subsidiaries (excluding off-balance sheet investments) had an investment at December 31, 2006. Percentages shown for a class of investment securities held by us represent the percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for common equity securities represent the actual percentage of the class of security held but do not give effect to the conversion of any warrant, option or other convertible instrument. At December 31, 2006, we determined the fair value of our investment portfolio to be $643 million under GAAP. A listing of off balance sheet reference assets related to our total return swaps can be found in the Notes to the Financial Statements located elsewhere in this Registration Statement. We have included in Annex A attached to this prospectus a discussion of changes to our portfolio company holdings from December 31, 2006 as well as an analysis of the risk exposure of our portfolio as of             , 2007, each of which has previously been made available to the investors in PSSMF and PDMF.

The portfolio companies are presented in three categories: “companies more than 25% owned” which comprises portfolio companies in which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” which comprises portfolio companies in which we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company where we hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned” which comprises portfolio companies in which we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and in which we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies that are part of our 70% qualifying asset category.

			As of December 31, 2006
Company	Industry	Title of Securities Held by Us	% of Class Held	Fair Value ($)
Companies More Than 25% Owned

Wyoming Entertainment LLC	Hotels and Leisure	1st Lien Debt		6,786,811
2441 Impala Drive Carlsbad, CA 92010		Common Equity	80.0%	6,534,528

Havana Club Enterprises, LLC	Hotels and Leisure	1st Lien Debt		3,084,792
200 South Biscayne Boulevard Miami, FL 33131		Common Equity	49.0%	800,000

Patriot Rail LLC 2255 Glades Road	Railroads	1st Lien Debt 2nd Lien Debt		4,481,342 1,886,031
Boca Raton, FL 33431		Common Equity	49.0%	5,385,174

TransLoad America Inc.	Environmental	1st Lien Debt		21,350,042
76 South Orange Avenue South Orange, NJ 07079		Common Equity	49.0%	18,416,960

Westside Transload, LLC	Environmental	1st Lien Debt		5,329,857
5600 Westside Avenue North Bergen, NJ 07047		Common Equity	49.0%	—

Palmetto Holdings LLC 435 Old Mt. Holly Road Mt. Holly, SC 29445	Metals and Mining	Common Equity	37.5%	3,000,000

American Racing and	Hotels and Leisure	2nd Lien Debt		21,607,489
Entertainment LLC 125 Park Avenue New York, NY 10017		Common Equity	31.4%	9,879,328

			As of December 31, 2006
Company	Industry	Title of Securities Held by Us	% of Class Held		Fair Value ($)

Companies 5% to 25% Owned

Solsil, Inc. County Road 32 Beverly, OH 45715	Metals and Mining	Common Equity	21.8%		19,379,296

Elk Horn Coal LLC	Oil, Gas and Coal Fuels	Unsecured/Subordinated			7,044,495
(formerly known as Pen		Common Equity	21.6%		16,068,355
Holdings Inc.) 544 South Lake Drive Prestonburg, KY 41653		1st Lien Debt			10,927,896

Schuff International, Inc. 420 South 19th Avenue Phoenix, AZ 85009	Steel	1st Lien Debt Unsecured/Subordinated Common Equity	21.0%		359,900 17,272,883 23,859,762

American Gaming Group LLC 135 East 57th Street New York, NY 10022	Hotels and Leisure	1st Lien Debt 1st Lien Debt Unsecured/Subordinated Common Equity	20.3%		5,750,000 2,500,000 3,000,000 4,027,922

Colt Defense Holdings LLC 547 New Park Ave West Hartford, CT 06110	Capital Goods	Common Equity	15.7%		6,685,568

Ormet Corp. 380 Southpointe Boulevard Cantonsburg, PA 15317	Metals and Mining	Common Equity	9.8%		18,224,275

Atkins Nutritionals Inc.	Food and Personal	1st Lien Debt			10,899,435
105 Maxess Road Melville, NY 11747	Products	Common Equity	8.8%		44,242

Globe Specialty Metals County Road 32 Beverly, OH 45715	Metals and Mining	Common Equity	3.4	%(1)	7,717,725

Companies Less Than 5% Owned

Milagro Development LP	Oil and Gas Exploration	1st Lien Debt			6,181,271
1401 McKinney Street Houston, TX 77010	and Production	Common Equity	28.5	%(2)	6,280,267

Friedman’s Inc. 4550 Excel Parkway	Retailing	Unsecured/Subordinated Common Equity	4.9%		1,171,250 7,362,064
Addison, TX 75001

			As of December 31, 2006
Company	Industry	Title of Securities Held by Us	% of Class Held	Fair Value ($)

Ze-Gen, Inc. 70 Franklin Street Boston, MA 02110	Utilities	Preferred Equity		100,000

Public Insight LP 1901 Avenue of the Stars Los Angeles, CA 90067	Commercial Services and Supplies	Common Equity	3.0%	180,000

Solidus Networks, Inc.(3) 101 Second Street San Francisco, CA 94105	Computer Software, Services, Hardware and Equipment	1st Lien Debt Unsecured/Subordinated Preferred Equity Warrants		3,815,007 616,727 12,340,768 6,655,763

Spacehab Inc. 12130 Highway 3	Capital Goods	1st Lien Debt Common Equity	1.2%	5,900,440 97,650
Webster, TX 77598

Puradyn Filter Technologies Inc. 2017 High Ridge Road	Automobiles and Components	Warrants Common Equity	0.4%	78,080 58,000
Boynton Beach, FL 33426

Covanta Holding Corp. 40 Lane Road Fairfield, NJ 07004	Utilities	Common Equity	0.0%	220,400

1001 Howard Properties LLC 3 Barker Avenue White Plains, NY 10601	Real Estate	1st Lien Debt		27,887,673

Air Evac EMS, Inc. P.O. Box 768 West Plains, MO 65775	Health Care	1st Lien Debt		1,498,055

Airborne Tactical Advantage 1 Lear Drive Newport News, VA 23602	Capital Goods	Unsecured/Subordinated		750,000

Baker Tanks, Inc. 3020 Old Ranch Parkway Seal Beach, CA 90740	Energy Equipment and Services	1st Lien Debt		4,484,238

Butler Animal Health Supply, LLC 5600 Blazer Parkway Dublin, OH 43017	Health Care	1st Lien Debt		3,954,775

CapRock Holdings Inc. 4400 South Sam Houston Parkway East Houston, Texas 77048	Diversified Telecom	2nd Lien Debt		19,510,591

Cavtel Holdings LLC 2134 West Laburnum Avenue Richmond, VA 23227	Diversified Telecom	1st Lien Debt		7,003,672

			As of December 31, 2006
Company	Industry	Title of Securities Held by Us	% of Class Held	Fair Value ($)

CDX Gas Funding LLC 5485 Beltline Road Dallas, TX 75254	Oil and Gas Exploration and Production	2nd Lien Debt		6,045,000

CEI Holdings, Inc 2182 Highway 35 South Hamdel, NJ 07733	Food and Personal Products	1st Lien Debt		2,660,353

Central Illinois Energy P.O. Box 111 Canton, IL 61520	Utilities	1st Lien Debt		1,000,000

Cequel Communications 1400 Lake Hearn Drive NE Atlanta, GA 30319	Cable	2nd Lien Debt		5,198,726

Checkers Drive-In Restaurants Inc. 4300 West Cypress Street Tampa, FL 33607	Restaurants	1st Lien Debt 1st Lien Debt 2nd Lien Debt		5,083 5,459,002 2,003,333

Clear Lake Country Club, Inc. 5232 Aryshire Dr. Dublin, OH 43017	Real Estate	1st Lien Debt		3,860,263

Custom Building Products 13001 Seal Beach Boulevard Seal Beach, CA 90740	Construction Materials	1st Lien Debt 2nd Lien Debt		5,172,269 2,487,500

Dana Corporation World Headquarters P.O. Box 1000 Toledo, Ohio	Automobiles and Components	1st Lien Debt		5,006,250

Daniel Standen 875 Park Avenue New York, NY 10021	Capital Goods	1st Lien Debt		500,000

Deluxe Entertainment Services Inc. 2400 Empire Avenue Burbank, CA 91504	Consumer Durables and Apparel	2nd Lien Debt		1,035,000

DHS Drilling PO Box 277 Casper, WY 82602	Energy Equipment and Services	1st Lien Debt		4,977,525

Eaglepicher Holdings 2424 John Daly Road Inkster, MI 48141	Automobiles and Components	1st Lien Debt		4,981,219

East Cameron Gas Company(4) PO Box 908 George Town, Grand Cayman, Cayman Islands	Oil and Gas Exploration and Production	Unsecured/Subordinated		9,933,333

Global Health Exchange 11000 Westmoor Circle Westminster, CO 80021	Health Care	1st Lien Debt		4,974,906

			As of December 31, 2006
Company	Industry	Title of Securities Held by Us	% of Class Held	Fair Value ($)

Global TelLink 4022 88th St Lubbock, TX 79423	Diversified Telecom	2nd Lien Debt		5,114,712

IAP Worldwide Services Inc. 413 Western Lane Irmo, SC 29063	Capital Goods	1st Lien Debt		2,925,450

JG Wentworth 1 Penn Square West Philadelphia, PA 19102	Exotic Finance	1st Lien Debt		12,150,000

John Rigas 875 Park Avenue New York, NY 10021	Capital Goods	1st Lien Debt		1,500,000

JW Holdings 435 Old Mt. Holly Road Mt. Holly, SC 29445	Metals and Mining	1st Lien Debt		15,037,500

Kenan Advantage Group Inc. 4895 Dressler Road Canton, OH 44718	Retailing	1st Lien Debt		6,636,157

LSP Gen Finance Co. LLC Two Tower Center East Brunswick, NJ 08816	Utilities	2nd Lien Debt		4,050,000

LVI Services 80 Broad Street New York, NY 10004	Environmental	1st Lien Debt		3,692,700

Maritime Logistics US Holding 10875 Northwest 33rd Street Miami, FL 33172	Transportation	1st Lien Debt		8,307,692

Movida Communications, Inc. 550 Biltmore Way Coral Gables, FL 33134	Wireless Telecom	Unsecured/Subordinated		22,000,000

PA Meadows LLC 221 North Rampart Boulevard Las Vegas, NV 89145	Hotels and Leisure	2nd Lien Debt		16,180,000

PaeTec Communications 600 WillowBrooke Office Park Fairport, NY 14450	Diversified Telecom	1st Lien Debt 2nd Lien Debt		3,499,913 1,526,250

Panavision 6219 DeSoto Avenue Woodland Hills, CA 91367	Consumer Durables and Apparel	1st Lien Debt		1,305,456

Prairie Wave Communications Inc. 5100 South BroadBand Lane Sioux Falls, SD 57108	Diversified Telecom	1st Lien Debt		2,969,906

RDCC Holdings LLC 910 Skokie Boulevard Northbrook, IL 60062	Insurance	Common Equity	1.3%	—

Recycled Paper Greetings Inc. 3636 North Broadway Chicago, IL 60613	Commercial Services and Supplies	2nd Lien Debt		10,556,326

			As of December 31, 2006
Company	Industry	Title of Securities Held by Us	% of Class Held	Fair Value

Resolute Aneth LLC 1675 Broadway Denver, CO 80202	Oil and Gas Exploration and Production	2nd Lien Debt		10,050,000

Revere Industries LLC 1 East Ohio Street Indianapolis, IN 46204	Metals and Mining	1st Lien Debt		2,955,844

SP Colt Co-Investment LLC 547 New Park Avenue West Hartford, CT	Capital Goods	1st Lien Debt		4,000,000

Trackpower Inc. 12650 Jane St. King City, Ontario Canada	Hotels and Leisure	1st Lien Debt		200,000

Tuckahoe 535 Tuckahoe Rd. Yonkers, NY 10710	Real Estate	1st Lien Debt		14,229,031

United Central Industrial Supply Company 181 West Madison Street Chicago, IL 60602	Commercial Services and Supplies	1st Lien Debt		2,499,938

United Site Services Holdings Inc. 200 Friberg Parkway Westborough,	Commercial Services and Supplies	Unsecured/Subordinated Common Equity	0.5%	9,850,000 1,000,000
MA 01582

WideOpenWest Finance LLC 7807 East Peakview Avenue Englewood, CO 80111	Diversified Telecom	2nd Lien Debt		1,010,000

Wire Rope Corporation of America Inc. 100 Maynard Street Williamsport, PA 17701	Metals and Mining	2nd Lien Debt		4,100,000

XO Jets Inc 959 Skyway Road San Carlos, CA 94070	Airlines	1st Lien Debt		18,214,734

(1)	Globe Specialty Metals is considered an “affiliate” due to the fact that our majority stockholder, PSSMF, holds an additional 10.5% of its outstanding common stock.
(2)	Milagro is not considered “controlled” as we hold a 28.5% equity interest as a limited partner. The general partner controls the company.
(3)	Note that our majority stockholder, PSSMF, holds 2.5% of Solidus Networks, Inc.’s common equity.
(4)	East Cameron Gas Company’s assets are primarily in the United States.

Description of Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of December 31, 2006:

Schuff International, Inc., through its subsidiaries, operates as an integrated fabricator and erector of structural steel and heavy steel for commercial and industrial construction projects such as high- and low-rise buildings and office complexes, hotels and casinos, hospitals, bridges, power plants, water storage tanks, tunnel liners and various customized products.

TransLoad America Inc. engages in the business of loading, transportation, and disposal of waste materials by rail, providing long-haul transportation and disposal services of solid waste primarily from large urban centers in the northeast to disposal facilities in the Midwest and Southeast, where disposal capacity is more abundant and less expensive.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of five members, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors and Executive Officers

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors

Max Holmes	47	Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors	2007	2010

Karen Dykstra	48	Chief Operating Officer, Chief Financial Officer and Director	2007	2009

Independent Directors

Nathaniel Gregory	58	Director	2007	2010

Paul N. Schwartz	61	Director	2007	2009

Robert E. Shields	64	Director	2007	2008

The address for each director is c/o Plainfield Direct Inc., 55 Railroad Avenue, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Niv Harizman	42	President

Edward J. McNamara	48	General Counsel and Secretary

Celine Hannett	41	Chief Compliance Officer, Controller and Treasurer

The address for each director is c/o Plainfield Direct Inc., 55 Railroad Avenue, Greenwich, CT 06830.

Biographical Information

Directors

Our directors have been divided into two groups–interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Interested Directors

Max Holmes, 47, is the Founder and Chief Investment Officer of Plainfield Asset Management LLC and the Chief Investment Officer, Chief Executive Officer and Chairman of the Board of Directors of the Company. Prior to founding Plainfield in February 2005, Max Holmes was the Head of the Distressed Securities Group and a Managing Director of D. E. Shaw & Co., L.P. As Head of the Distressed Securities Group, Mr. Holmes was a Co-Portfolio Manager for D. E. Shaw Laminar Portfolios, L.L.C. from 2002 through 2004. He was formerly a member of the Board of Directors of FAO Schwarz Inc., eToys Direct, Inc. and Sure Fit, Inc. From 1999 through January 2002, Mr. Holmes was the founder and Co-Head of the High Yield Group at RBC Capital Markets, a subsidiary of The Royal Bank of Canada, where he was Head of High Yield Origination and Capital Markets. From 1996 to 1999, Mr. Holmes was Head of High Yield Capital Markets and Head of High Yield Research at Gleacher NatWest Inc., a subsidiary of National Westminster Bank Plc. From 1991 to 1996, Mr. Holmes worked at Salomon Brothers Inc., where at various times he was Head of Bankruptcy Research, acted as Salomon’s High Yield Strategist, served as its lead representative on various creditors committees, and managed a proprietary distressed bond portfolio. From 1986 to 1989, Mr. Holmes worked at Drexel Burnham Lambert in Beverly Hills, California, first in the Corporate Finance Department and then in the High Yield and Convertible Securities Department. Mr. Holmes became one of the youngest Senior Vice Presidents in Drexel’s history. From 1984 to 1986, Mr. Holmes was a practicing attorney at Vinson & Elkins in Houston, Texas, where he represented commercial banks in a variety of bankruptcies, restructurings, high yield bond and merger and acquisition transactions. Mr. Holmes remains a member of the bar in New York and Texas. Mr. Holmes received a J.D. from Columbia Law School, an M.B.A. from Columbia University Graduate School of Business and received a B.A. from Harvard College in Philosophy. Since 1993, he has taught “Bankruptcy and Reorganization” at New York University Stern Graduate School of Business, where he remains an Adjunct Professor of Finance.

Karen Dykstra, 48, is a partner of Plainfield Asset Management LLC and the Chief Operating Officer and Chief Financial Officer of the Company. Prior to joining the Company, Ms. Dykstra was the Chief Financial Officer of Automatic Data Processing, Inc. (NYSE: ADP), from 2003 through April 2006. ADP, at the time, was an $8.5 billion revenue provider of transaction processing and information-based business solutions with more than 590,000 clients worldwide. Ms. Dykstra joined ADP in 1981 and held a variety of roles with increasing responsibilities, including Vice President—Finance/Principal Financial Officer from 2001 to 2003, and Corporate Controller from 1999 to 2001. Since 2004, she has also served as a Director of Crane Co. (NYSE: CR). Ms. Dykstra received a B.S. in accounting from Rider College and an M.B.A. from Fairleigh Dickinson University.

Independent Directors

Nathaniel Gregory, 58, is Adjunct Professor of Finance at the University of Chicago Graduate School of Business. From 1993-2004 Mr. Gregory was Chairman and CEO of NATCO Group Inc (NYSE: NTG). He was also a member of Capricorn Holdings LLC from 1995-2004 and has served as director of several companies including Mrs. Fields Cookies and Marine Drilling Company. Mr. Gregory received a B.A. from the University of North Carolina, an M.A. in Government from Georgetown University, and a Ph.D. in Economics from the University of Chicago.

Paul Schwartz, 61, from 1980 until his retirement in April 2006 served in a variety of positions for Houston-based Maxxam Inc., including from 1998 to 2006 as its President and Chief Financial Officer. Mr. Schwartz was responsible for oversight of wholly owned forest products, real estate and racing activities. Mr. Schwartz has served on the board of Maxxam Inc., SLM Funding Corporation, United Financial Group, Inc.,

Intermark, and Triton, Inc., and he has served as a board member and as Chairman of the Finance Committee for the Houston Symphony Society. Mr. Schwartz received a B.A. in English from New York University and an M.B.A. from the Columbia University Graduate School of Business.

Robert E. Shields, 64, is President and Chief Executive Officer of Lakeview Capital, Inc. and Vice Chairman of Questor Partners Holdings, Inc., parent of a private equity fund manager. Mr. Shields was formerly Chief Operating Officer of Questor Management Company, LLC from 1995 to 2003, and Vice Chairman of AlixPartners Holdings, Inc., parent of an international turnaround management, performance improvement and financial advisory firm. Mr. Shields has authored articles and books on the topics of mergers and acquisitions as well as corporate and securities law. He received an A.B. from the College of the Holy Cross and an LL.B. from New York University School of Law.

Executive Officers Who Are Not Directors

Niv Harizman, 42, is the President of the Company and joined Plainfield Asset Management LLC as a Founding Partner and Head of Corporate Finance. Prior to joining the Company, Mr. Harizman was a Managing Director of Credit Suisse First Boston from 2000 to 2005, where he was Head of Financial Sponsor M&A and New Business Development as part of the firm’s Mergers and Acquisitions Group. During this period, Mr. Harizman’s group helped originate and execute multiple advisory and financing mandates for private equity firms, hedge funds and corporate clients of the firm. From 1995 to 2000, Mr. Harizman was a Managing Director in the Financial Sponsor Group of BT Alex Brown. Mr. Harizman received a B.B.A. from the University of Texas at Austin and an M.B.A. from the University of Chicago Graduate School of Business.

Edward J. McNamara, 48, is the General Counsel and Secretary of the Company. Prior to joining the Company, Mr. McNamara was in the corporate department of Cravath, Swaine & Moore LLP from 1992 to 2005. At Cravath, Mr. McNamara’s corporate transactional practice included high yield and other debt and common stock offerings; bridge loan acquisition financings; leveraged buyouts and leveraged recapitalizations; dispositions and acquisitions; private equity transactions; and secured and unsecured syndicated financings. Mr. McNamara received an A.B. from Harvard College and a J.D. from Boalt Hall School of Law, University of California at Berkeley.

Celine Hannett, 41, is the Chief Compliance Officer, Controller and Treasurer of the Company. Prior to joining the Company, Ms. Hannett was the Head of Treasury of Purdue Pharma L.P., a large privately held pharmaceutical manufacturer in Stamford, CT from 2003 to 2006. From 1998 to 2003, Ms. Hannett worked at Automatic Data Processing, Inc., where she held various finance positions, including Vice President—Corporate Treasury. In addition, Ms. Hannett also held financial and operating positions at PepsiCo Inc., United Technologies Corporation and San Miguel Corporation. Ms. Hannett received a B.S. from the Ateneo de Manila University and an M.B.A. from the University of Chicago Graduate School of Business.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Gregory, Schwartz and Shields, each of whom meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Schwartz serves as chairman of the audit committee. Our Board of Directors has determined that each of Nathaniel Gregory and Paul Schwartz is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Exchange Act. The audit committee is responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by our independent public accountants. The audit committee is also responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. When appropriate, the Board of Directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee members are Messrs. Gregory, Schwartz and Shields, none of whom is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Shields serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders.

Compensation Committee

The compensation committee members are Messrs. Gregory, Schwartz and Shields, none of whom is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Gregory serves as chairman of the compensation committee. The compensation committee reviews and recommends to the full Board for approval the compensation paid by us to our executive officers.

Compensation of Directors and Officers

The following table shows information regarding the compensation to be paid to the independent directors and officers for the fiscal year ended December 31, 2007. No compensation is paid to directors who are “interested persons.”

Compensation Table

Name of Person, Position	Aggregate Compensation from Plainfield Direct(2)	Pension or Retirement Benefits Accrued as Part of Our Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation from Plainfield Direct Paid to Directors and Officers(2)
Independent directors
Nathaniel Gregory	$	None	None
Paul N. Schwartz	$	None	None
Robert E. Shields	$	None	None

Interested directors
Max Holmes	None	None	None	None
Karen Dykstra	None	None	None	None

Officers
Niv Harizman, President	None	None	None	None

Edward J. McNamara, General Counsel and Secretary	$	None	None	$

Celine Hannett, Chief Compliance Officer, Controller and Treasurer	$	None	None	$

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	The amounts in this table represent the estimated annual compensation for the relevant officer to be paid by the Company. The Company has only paid compensation beginning on May 1, 2007, the date of its election to be regulated as a business development company. Accordingly the amounts contained in this table will be pro rated for the fiscal year ended December 31, 2007.

The independent directors receive an annual fee of $75,000. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, including each telephonic committee or Board meeting attended. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive up to half of the annual retainer in shares of our common stock; the other half is paid in shares of our common stock. At any time that the market price of our common stock is less than the net asset value per share, the amounts paid to directors will be in cash.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of May 1, 2007. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Plainfield Direct(1)
Independent Directors
Nathaniel Gregory
Paul N. Schwartz
Robert E. Shields

Interested Directors and Executive Officers
Max Holmes
Karen Dykstra
Niv Harizman
Edward J. McNamara
Celine Hannett

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Investment Management Agreement

Management Services

Pursuant to the terms of an Investment Management Agreement, the Investment Manager, subject to the overall supervision of our Board of Directors, serves as our Investment Manager and manages the day-to-day investment-related operations of, and provides investment management services to the Company. Under the terms of the Investment Management Agreement, the Investment Manager:

•

purchases, holds, sells, sells short, covers and otherwise deals in securities and financial instruments of any sort and rights therein, including, without limitation, restricted and privately issued securities, on margin or otherwise;

•	writes, purchases, holds, sells and otherwise deals in put and call options of any sort and in any combination thereof;

•	purchases, holds, sells and otherwise deals in commodities, commodity contracts, commodity futures, financial futures and options in respect thereof;

•	purchases, holds, sells and otherwise deals in currencies, options thereon and rights therein, including, without limitation, forward foreign currency exchange contracts;

•

purchases, holds, sells and otherwise deals in swap contracts, partnership interests, interests in other investment companies or any other financial instruments that exist now or are hereafter created;

•

opens, maintains, and closes cash and margin accounts with brokers; opens, maintains and closes bank accounts and draws checks or other orders for the payment of moneys; pledges securities for loans and borrows money, and enters into borrowing arrangements from brokers, banks and other financial institutions;

•

enters into, makes and performs any other contracts, agreements or other undertakings it may deem necessary or advisable in conducting the business of the Company, including, without limitation, contracts, agreements, or other undertakings with persons, firms or corporations affiliated with the Investment Manager, to the extent permitted by applicable law, as may be necessary or proper in connection with the performance of the Investment Manager’s duties under the agreement;

•	on behalf of the Company, votes, exercises consents and exercises all other rights pertaining to securities and other assets of the Company;

•

creates, invests in or organizes (alone or in conjunction with others, including, without limitation, to the extent permitted by applicable law, affiliates) or otherwise utilizes special purpose subsidiaries or other special purpose investment vehicles, to access investments, in instances where the Investment Manager, in its sole discretion, determines that there is a potential tax, regulatory, finance, confidentiality or other advantage to such entity; and

•	otherwise acts as the Investment Manager for, and supervises and manages, the investment and reinvestment of the Company’s assets.

The Investment Manager’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities or accounts. Such other entities or accounts may have investment objectives or may implement investment strategies similar or different to those of the Company. As such, to the extent a particular investment is suitable for both the Company and other clients of the Investment Manager or its directors, members, partners, stockholders, officers, employees, agents and affiliates, such investments will be allocated between the Company and the other clients in accordance with the policies and procedures of the Investment Manager or such other party and applicable law. Under such allocation procedures, the Company would generally not be given the opportunity to participate in certain investments made by other clients managed by the Investment Manager or such other parties, including affiliated parties of the Investment Manager.

Management Fee and Incentive Fee

We pay the Investment Manager a fee for investment management services. The Investment Manager also charges a fee for investment management services to investors in our current stockholder, PSSMF, and so has taken steps to ensure that it does not impose duplicative charges on those investors for their indirect ownership of our shares.

Pursuant to the Investment Management Agreement, the fee we pay to the Investment Manager consists of two components—a management fee and an incentive fee. The cost of both the management fee and any incentive fee is ultimately borne by our common stockholders. To the extent permitted by applicable law, the Investment Manager may, with the consent of the Board of Directors of the Company, adopt a deferred compensation plan pursuant to which the Investment Manager may elect to defer all or a portion of its fees under the Investment Management Agreement for a specified period of time.

The management fee is calculated at an annual rate of 2.00% of the Company’s net assets, which means the Company’s total assets less its total liabilities, as reflected on its balance sheet in accordance with generally accepted accounting principles. Until the Company has completed its initial calendar quarter (which may be a partial quarter) commencing from the date (the “Commencement Date”) of the filing of the Company’s notice to elect to be treated as a business development company, the management fee will be calculated based on the initial value of the Company’s net assets as disclosed in this registration statement. Subsequently, the management fee will be paid quarterly in arrears based on the average of the net asset valuations at the end of the two immediately preceding calendar quarters. The management fee for any partial quarter, including, without limitation, the initial partial quarter commencing from the Commencement Date, will be appropriately pro rated.

The incentive fee has the following two parts:

Income Fee.    One part, the income fee, will be calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including, without limitation, any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance or other fees that the Company receives from portfolio companies) accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including, without limitation, the management fee, expenses payable under the administrative services agreement between the Company and the Investment Manager, in its capacity as the Company’s administrator (the “Administrator”), and any interest expense and dividends accrued or paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of each calendar quarter (the “Income Return”), will be compared to a “hurdle” rate. For each calendar quarter, the quarterly hurdle, expressed as a percentage, will equal 1.75%. The Company will pay the Investment Manager an income fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter. The income fee will be calculated as follows: (1) zero with respect to any calendar quarter in which the Income Return does not exceed the quarterly hurdle; (2) 100% of the Company’s pre-incentive fee net investment income with respect to that portion of the Income Return, if any, that exceeds the quarterly hurdle but is less than or equal to 125% of the quarterly hurdle with respect to any calendar quarter; and (3) 20% of the amount of the Company’s pre-incentive fee net investment income with respect to that portion of the Income Return, if any, that exceeds 125% of the quarterly hurdle with respect to any calendar quarter. These calculations will be (x) appropriately prorated for any partial quarter, including, without limitation, the initial partial quarter commencing from the Commencement Date and (y) adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

Capital Gains Fee.    The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment management agreement as set out in that agreement), commencing on the Commencement Date. The capital gains fee will be calculated for any applicable fiscal year by subtracting:

•	the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, from

•	the Company’s cumulative aggregate realized capital gains,

in each case calculated from the Commencement Date. If such amount is positive at the end of the applicable year, then the capital gains fee for such year is equal to 20% of such amount; provided, however, that such capital gains fee will be reduced by the aggregate amount of capital gains fees paid in all prior years. If such amount is negative, then the capital gains fee for such year is equal to zero. In the event that the investment management agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains fee. For purposes of calculating the capital gains fee:

•

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (i) the net sales price of each investment in the Company’s portfolio when sold and (ii) the accreted or amortized cost basis of such investment;

•

The cumulative aggregate realized capital losses are calculated as the sum of the differences, if negative, between (i) the net sales price of each investment in the Company’s portfolio when sold and (ii) the accreted or amortized cost basis of such investment; and

•

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (i) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gains Fee calculation date and (ii) the accreted or amortized cost basis of such investment;

provided, however, that in each case the phrase “cost basis” is deemed to mean the acquisition cost of such investment as of the date of its acquisition by the Company (including, if applicable, acquisition by any of the subsidiaries of the Company); provided, however, that with respect to any investment held by the Company or any of the subsidiaries of the Company on the Commencement Date, “cost basis” shall be deemed to mean the fair value of such investment on the Commencement Date. To the extent that SFAS 140 triggers the recognition of capital gains on sales to subsidiaries, the Investment Manager may receive a capital gains incentive fee in connection with sales of certain appreciated assets to subsidiaries.

EXAMPLES OF INCENTIVE FEE CALCULATION

Examples of Determination of income fee:

The following notes apply to the examples of the determination of income fee below:

(1) The assumed hurdle rate is equal to one-fourth of 7%.

(2) Represents a 2.00% annualized management fee.

(3) Excludes organizational and offering expenses

(4) The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 125% of the hurdle rate in any calendar quarter. Accordingly, we pay the Investment Manager an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the hurdle rate in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the hurdle rate in any calendar quarter. These calculations are appropriately pro rated for any partial quarter and adjusted for any share issuances or repurchases during the relevant quarter.

Example 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate = 1.75%(1)

Management fee = 0.50%(2)

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%(3)

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.55%

The income portion of the incentive fee, if any, would be:

None. Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income portion of the incentive fee.

Example 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.85%

Hurdle rate = 1.75%

Management fee = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%(3)

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.15%

The income portion of the incentive fee, if any, would be:

0.40% (100% × pre-incentive fee net investment income, subject to the “catch-up”(4)= 100% × (2.15% – 1.75%))

Example 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate = 1.75%(1)

Management fee = 0.50%(2)

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.30%

Catch-up = 2.1875% – 1.75% = 0.4375%

The income portion of the incentive fee, if any, would be: .46%

((100% × 0.4375%) + (20% × (2.30% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

Examples of Determination of capital gains fee:

Example 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: capital gains fee of $6 million

Formula equals: $30 million realized capital gains on sale of Investment A multiplied by 20%

•	Year 3: None

Formula equals: $5 million (20% multiplied by ($30 million cumulative realized capital gains less $5 million unrealized capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)(1)

•	Year 4: Capital gains fee of $200,000

Formula equals: $6.2 million ($31 million cumulative aggregate realized capital gains multiplied by 20%) less $6 million (capital gains fee paid in Year 2)

Example 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: capital gains fee of $5 million

Formula equals: 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million aggregate unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains fee

Formula equals: $6.4 million (20% multiplied by $32 million (cumulative aggregate realized capital gains of $35 million less unrealized capital depreciation of $3 million)) less $5 million capital gains fee paid in Year 2

•	Year 4: capital gains fee of $0.6 million

Formula equals: $7 million (20% multiplied by cumulative aggregate realized capital gains of $35 million) less $6.4 million capital gains fee paid in Years 2 and 3.

•	Year 5: None (1)

Formula equals $5 million (20% multiplied by $25 million (cumulative aggregate realized capital gains of $35 million less cumulative realized capital losses of $10 million)) less $7 million aggregate capital gains fees paid in Year 2, Year 3, and Year 4.

(1) Note that, under these facts, at the end of Year 5, the cumulative aggregate capital gains fee received by the Investment Manager ($7 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)). However, by operation of the cumulative method of calculating the capital gains fee, on a going-forward basis no further capital gains fee could be taken by the Investment Manager until enough additional capital gains have been realized, net of any net realized capital losses or net unrealized depreciation, to exceed the cumulative aggregate total of $35 million.

Example 3

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $35 million, FMV of Investment B determined to be $20 million

Year 3: FMV of Investment B determined to be $31 million

Year 4: Investment B sold for $35 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None

Year 2: $1 million capital gains fee

Formula equals: 20% multiplied by $5 million (cumulative realized capital gains on Investment A of $15 million minus unrealized capital depreciation on Investment B of $10 million)

Year 3: $2 million capital gains fee

Formula equals: $3 million (20% multiplied by $15 million cumulative realized capital gains) less $1 million capital gains fee paid in Year 2

Year 4: $1 million capital gains fee

Formula equals: $4 million (20% multiplied by $20 million cumulative aggregate realized capital gains) less $3 million aggregate capital gains fees paid in Years 2 and 3 above

Expenses

The compensation of all investment professionals and other employees of the Investment Manager, when and to the extent engaged in providing investment advisory and management services under the Investment Management Agreement, as well as the routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Manager and not by the Company. The Company will bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to:

(a) general expenses of the Company: organization and offering expenses; fees and expenses of the independent directors, including, without limitation, the fees and expenses of any counsel, employees, experts or advisors thereof; fees and expenses of the Board of Directors’ audit committee, nominating and corporate governance committee, compensation committee and other committees (if any), including, without limitation, the fees and expenses of any counsel, employees, experts or advisors thereof; the Company’s fidelity bond, directors and officers and errors and omissions liability insurance, and any other insurance premiums; expenses in connection with calculating the Company’s net asset value (including, without limitation, the cost and expenses of any independent valuation firm); transfer agent and custodial fees; federal, state and local taxes; independent auditors and outside legal costs;

(b) expenses related to the Company’s investments: in addition to investment advisory fees payable to the Investment Manager pursuant to the Investment Management Agreement, the Company pays: expenses incurred by the Investment Manager payable to third parties, including, without limitation, agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies; investment advisory and management fees payable to the Investment Manager; transaction costs and other expenses of Company investments; including, without limitation, broker-dealer commissions, costs of any trading firms as described in the Investment Management Agreement and costs of any hedging activities on behalf of the Company; and any other fees and expenses, including, without limitation, indemnification payments permissible under applicable law, payable to third parties, including, without limitation, agents, consultants, finders, investment bankers or other advisors, relating to, or associated with, evaluating and making investments; and

(c) expenses related to the administrative services provided to the Company: amounts payable under the Administrative Services Agreement.

Duration and Termination

The Investment Management Agreement will remain in effect for two years initially, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Company’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to the agreement or interested persons of any such party, in accordance with the requirements of the 1940 Act. The agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of a majority of the Company’s directors, or by the Investment Manager. The agreement will automatically terminate in the event of its assignment.

Indemnification

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager’s duties or by reason of the reckless disregard of the Investment Manager’s duties and obligations, the Investment Manager (and each of its officers, directors, managers, members, partners, agents, employees, controlling persons, stockholders and any other person or entity affiliated with the Investment Manager, including, without limitation, its general partner and the Administrator), are entitled to indemnification from the Company for any damages, losses, liabilities, costs and expenses (including, without limitation, judgments, fines, reasonable attorneys’ fees and expenses, and amounts paid or to be paid in settlement) incurred by such persons in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including, without limitation, an action or suit by or in the right of the Company or its security holders or any class action or suit) arising out of or otherwise based upon the performance of any of the Investment Manager’s duties or obligations under the Investment Management Agreement or otherwise as an Investment Manager of the Company, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to receipt of compensation for services. The Company shall, upon the request of a party entitled to indemnification under the Investment Management Agreement and to the extent legally permissible, advance amounts in connection with its indemnification obligation; provided, however, that if it is later determined that such party was not entitled to be indemnified, then such party shall promptly reimburse the Company for all advanced amounts.

Organization of the Investment Manager

Plainfield Asset Management LLC is a Delaware limited liability company that is registered as an Investment Manager under the Investment Advisers Act of 1940. The principal executive offices of Plainfield Asset Management LLC are 55 Railroad Avenue, Greenwich CT 06830.

Board and Stockholder Approval of the Investment Management Agreement

At a meeting held on May 1, 2007 our Board of Directors approved the Investment Management Agreement. In its consideration of the Investment Management Agreement, the Board of Directors focused on information it had received relating to, among other things:

(i)	the nature, extent and quality of the advisory services to be provided to the Company by the Investment Manager;

(ii)	the investment performance of the Company and the Investment Manager;

(iii)	the projected costs to the Company of the services to be provided by the Investment Manager (including management fees, incentive fees and expenses) and a comparison of such costs compared to other business development companies;

(iv)	information about the services to be performed and the personnel performing such services under the Investment Management Agreement and the organizational capability of the Investment Manager to provide such services;

(v)	the possibility of obtaining similar services through an internally managed structure; and

(vi)	various other matters.

In approving the investment management agreement, a majority of the board of directors, including a majority of the directors who are not “interested persons” made the following determinations:

Nature, Extent and Quality of Services.  The Board of Directors considered the nature, extent and quality of the investment selection process employed by the Investment Manager, including the expected flow of transaction opportunities resulting from the expertise of our Investment Manager’s investment personnel, the Investment Manager’s investment philosophy, diligence procedures, investment structuring and monitoring of portfolio companies, each in light of the investment objectives of the Company. The Board also considered the Investment Manager’s personnel and their prior experience in connection with the types of investments made by us. In addition, the Board considered the other terms and conditions of the Investment Management Agreement. The Board concluded that the substantive terms of the Investment Management Agreement, including the services to be provided, are generally not inconsistent with those of comparable business development companies. The Board considered that we have the ability to terminate the Investment Management Agreement without penalty upon 60 days’ written notice to the Investment Manager. The Board further determined that the Investment Manager is served by a team of investment professionals, and that these professionals have developed an investment process and an extensive network of relationships with intermediaries that focus on companies that meet our investment objectives.

Investment Performance.  The Board of Directors reviewed the investment performance of the Company since inception and the Investment Manager, as well as comparative data with respect to the investment performance of other business development companies and their externally managed investment advisors. The Board of Directors concluded that the Investment Manager was delivering results consistent with the investment objectives of the Company.

Costs of the Services Provided to the Company.  The Board of Directors considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the management fees, incentive fees and expenses) of other business development companies with similar investment objectives, our projected operating expenses and expense ratio compared to other business development companies with similar investment objectives. Based upon its review, the Board of Directors determined that the advisory fees to be paid under the Investment Management Agreement were consistent with those payable under agreements of comparable business development companies described in the available market data.

Services, Personnel and Organizational Capability.  The Board of Directors considered information regarding the nature of the services being provided by the Investment Manager under the Investment Management Agreement in connection with the personnel of the Investment Manager responsible for providing such services. The Board also considered the organizational capability of the Investment Manager with respect to its responsibilities to the Company pursuant to the Investment Management Agreement. In light of its review of information about the services to be performed, the Board determined that the personnel and organizational capability of the Investment Manager were adequate for the Investment Manager to perform its services under the Investment Management Agreement.

Other Matters Considered.  In addition, our Board of Directors considered that our executive officers and the investment professionals of the Investment Manager will have substantial responsibilities in connection with their respective roles at the Investment Manager and with the other investment vehicles advised by the Investment Manager, as well as responsibilities to us under the Investment Management Agreement. They may also be called upon to provide managerial assistance to our portfolio companies on our behalf. These demands on their time, which will increase as the number of investments or other clients increase, may distract them or slow the rate of investment. The Board of Directors concluded that the judgment and performance of our senior management will not be impaired by those responsibilities.

In light of the wide variety of factors that our Board of Directors considered in connection with its evaluation of the Investment Management Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board of Directors. Rather, the Board based its approval on the totality of information presented to and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the abovementioned factors and discussion of the Investment Management Agreement, the Board of Directors (including a majority of the directors who are not “interested persons”) concluded that the investment management fee rates are fair and reasonable in relation to the services to be provided and approved the Investment Management Agreement as being in the best interests of the Company and the Company’s stockholders. The Board of Directors then directed that the Investment Management Agreement be submitted to stockholders for approval with the Board of Directors’ recommendation that stockholders of the Company vote to approve the Investment Management Agreement. Our stockholders approved the Investment Management Agreement on May 1, 2007.

Administrative Services Agreement

Pursuant to the terms of an Administrative Services Agreement, the Administrator will, subject to the overall supervision of our Board of Directors, act as administrator of the Company, and will furnish, or arrange for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company as set out in the agreement. Under the agreement, the Administrator will provide the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by the Board of Directors, will from time to time determine to be necessary or useful to perform its obligations under the agreement. The Administrator will also, on behalf of the

Company, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator will make reports to the directors of its performance of obligations under the agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it determines to be desirable; provided that nothing in the agreement will be construed to require the Administrator to, and the Administrator will not in its capacity as administrator, provide any advice or recommendation relating to the securities and other assets that the Company should purchase, retain or sell or any other investment advisory services to the Company.

The Administrator will be responsible for the financial and other records that the Company is required to maintain and will prepare reports to stockholders, and reports and other materials filed with the SEC or state securities commissions or other regulatory bodies, to the extent required. The Administrator will, on the Company’s behalf, offer to provide and, upon receipt by the Administrator or the Company of an acceptance of such offer, will provide, significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. In addition, the Administrator will assist the Company in determining and publishing the Company’s net asset value (and, in connection therewith, overseeing the performance where applicable of third-party valuation experts), overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

In full consideration of the provision of the services of the Administrator, the Company will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities under the Administrative Services Agreement. Such costs and expenses include, but are not limited to: costs of preparing and filing reports or other documents required by the SEC or any other applicable regulatory agency; costs of any reports, proxy statements or other notices to stockholders, including, without limitation, printing costs; direct costs and expenses of administrative services, including, without limitation, secretarial and other staff, printing, mailing, long distance telephone and copying; the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including, without limitation, federal and state registration fees; offerings of the Company’s common stock and other securities and all costs of registration and listing of the Company’s shares on any securities exchange.

Indemnification

The Administrative Services Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the Administrator’s duties or by reason of the reckless disregard of the Administrator’s duties and obligations, the Administrator (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator, including, without limitation, its general partner and the Investment Manager), are entitled to indemnification from the Company for any damages, loss, liabilities, costs and expenses (including, without limitation, judgments, fines, reasonable attorneys’ fees and expenses, and amounts reasonably paid or to be paid in settlement) incurred by such persons in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including, without limitation, an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under the Investment Management Agreement or otherwise as an Investment Manager of the Company. The Company shall, upon the request of a party entitled to indemnification under the Administrative Services Agreement and to the extent legally permissible, advance amounts in connection with its indemnification obligation; provided, however, that if it is later determined that such party was not entitled to be indemnified, then such party shall promptly reimburse the Company for all advanced amounts.

Board Approval of the Administrative Services Agreement

At a meeting held on May 1, 2007, our Board of Directors approved the Administrative Services Agreement. In its consideration of the Administrative Services Agreement, the Board concluded that: (i) the Administrative Services Agreement is in the best interest of the Company and its stockholders; (ii) the services to be rendered by the Administrator are required for the operation of the Company; (iii) the Administrator can provide services the nature and quality of which are at least equal to that provided by others offering the same or similar services; (iv) no part of the fee payable under the Administrative Services Agreement is intended to pay primarily for distribution of the Company’s securities; and (v) the fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Trademark License Agreement

The Company has entered into a trademark license agreement with the Investment Manager, pursuant to which the Investment Manager has agreed to grant us a non-exclusive, royalty-free license to use the name “Plainfield.” The Company agrees to defend and hold harmless the Investment Manager from and against any liability, expenses and claims for damages arising from the Company’s breach of the representations, warranties and covenants in the trademark license agreement and from and against any claim or judgment that the licensed mark infringes or otherwise violates any proprietary right of any third party. Upon expiration or termination of the Investment Management Agreement, or in the event the Investment Manager otherwise ceases to serve as Investment Manager to the Company, the trademark license agreement will terminate. Upon the expiration or termination of the trademark license agreement, all rights granted to the Company under the agreement with respect to the name Plainfield will cease, and the Company will immediately have to discontinue its use of the name Plainfield. For six months following termination of the trademark license agreement, the Company will be required to specify on all public-facing materials in a prominent place and in prominent typeface that the Company is no longer operating under the name Plainfield and is no longer associated with the Investment Manager.

About Plainfield Asset Management LLC

Certain members and employees of the Investment Manager indirectly own interests in PSSMF and PDMF and, as a result, indirectly own shares of the Company. Max Holmes, the Chairman and Chief Executive Officer of the Company and the Chief Investment Officer of the Investment Manager, Karen Dykstra, the Chief Financial Officer and Chief Operating Officer of the Company and Niv Harizman, the President of the Company also have ownership interests in the Investment Manager.

Portfolio Manager

Mr. Holmes is the person primarily responsible for the day-to-day management of our portfolio. Mr. Holmes founded the Investment Manager in February 2005 and has been continuously employed by it since then. Biographical information with respect to Mr. Holmes is set out above. Mr. Holmes is the managing member of and owns a majority of the Investment Manager. Mr. Holmes does not receive any direct compensation from us.

The following table sets out the dollar range of our common stock beneficially owned by the portfolio manager as of May 1, 2007.

Portfolio Manager	Aggregate Dollar Range of Common Stock Owned by Portfolio Manager(1)
Max Holmes	Over $1,000,000(2)

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Max Holmes will purchase $ of shares in this offering, and the Holmes Education Trust, a grantor trust for his children for which he acts as the asset manager, will purchase $ of shares in this offering. In addition, Max Holmes owns shares in PSSMF and PDMF collectively representing a beneficial interest of $ in the Company as of March 31, 2007.

In addition, employees of the Investment Manager and directors of the Company will purchase at least $                 of shares in this offering.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company was capitalized by PSSMF and PDMF, which are privately offered investment pools managed by the Investment Manager. A substantial number of loans and investments previously owned by PSSMF together with cash, were transferred by PSSMF to the Company as equity capital contributions. We also purchased assets from PSSMF for cash. These transfers occurred at PSSMF’s then applicable valuation without brokerage fees or commissions. From July 1, 2006 through October 2, 2006, the Company also grew through subscriptions of new investors in PDMF, our other current stockholder. Our net assets as of December 31, 2006, were approximately $705.2 million. As of the date of the filing of this Registration Statement, PSSMF owned approximately 66% of the outstanding shares of common stock of the Company and PDMF owned approximately 34% of the outstanding shares of common stock of the Company.

As a business development company, the Company is limited in its ability to participate in investment opportunities with other clients managed by the Investment Manager, or to make investments in companies in which other clients of the Investment Manager already hold an interest. The Company does not generally hold interests in portfolio companies in which PSSMF also holds an interest, aside from existing investments in two portfolio companies. These investments were made prior to the time the Company elected to be treated as a business development company and, therefore, were not subject to the 1940 Act’s limitations on transactions with affiliated parties. Going forward, however, the Company may be limited in its ability to engage in additional transactions with these particular portfolio companies in light of applicable 1940 Act limitations.

In late December 2006 and early January 2007, the Company engaged in a restructuring of a number of wholly owned subsidiaries. Pursuant to the restructuring, the Company consented to its subsidiaries’ issuance of a new class of stock to the Company. The Company used the stock received from the subsidiaries to capitalize a new wholly-owned subsidiary of the Company. The purpose of the restructuring was to optimize the conditions for our satisfaction of the requirements for qualifying as a regulated investment company in anticipation of electing to become such a regulated investment company.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 1, 2007 certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Shares owned	Percentage of common stock outstanding
Plainfield Special Situation Master Fund Limited(1)	33,270,000	66.54%
Plainfield Direct Master Fund Limited(1)	16,730,000	33.46%
Independent Directors:
Nathaniel Gregory(2)	—	—
Paul N. Schwartz(2)	—	—
Robert E. Shields(2)	—	—
Interested Directors and Executive Officers:
Max Holmes(2)(3)
Karen Dykstra(2)	—	—
Niv Harizman(2)	—	—
Edward J. McNamara(2)	—	—
Celine Hannett(2)	—	—

(1)	The address for both Plainfield Special Situations Master Fund Limited and Plainfield Direct Master Fund Limited is 55 Railroad Avenue, Greenwich, CT 06830. Pursuant to the terms and provisions of the investment management agreements between the Investment Manager and each of PSSMF and PDMF, the Investment Manager has sole voting and investment power with respect to shares listed in the table above. As such, the Investment Manager may be deemed to have beneficial ownership, as defined in the Exchange Act, of the shares. The Investment Manager disclaims beneficial ownership of the shares.
(2)	The address for all officers and directors is c/o Plainfield Direct Inc., 55 Railroad Avenue, Greenwich, CT 06830.
(3)	Max Holmes may be deemed to have beneficial ownership of the shares owned by PSSMF and PDMF as the managing member of and the majority owner of the Investment Manager, which has sole voting and investment power with respect to the shares owned by PSSMF and PDMF. Mr. Holmes disclaims beneficial ownership of the shares, except to the extent of their indirect pecuniary interest in the Company.

DIVIDEND REINVESTMENT PLAN

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations relating to the Company and an investment in the Company. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Company or to all categories of investors, some of which may be subject to special tax rules. This summary assumes that investors hold their interests in the Company as capital assets within the meaning of the Code. The discussion is based upon the Code, U.S. Department of Treasury regulations, and administrative and judicial interpretations, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect.

Current and prospective investors are urged to consult their own tax adviser with respect to the specific consequences of an investment in the Company, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is an investor in the Company, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner of a partnership should consult its tax advisors with respect to the purchase, ownership and disposition of an investment in the Company.

For purposes of the following discussion, a “U.S. Holder” is an investor that is for U.S. federal income tax purposes: (i) a citizen or individual resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if either (1) a United States court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to continue to be treated as a U.S. person. A “Non-U.S. Holder” is an investor that is not a U.S. Holder.

The Company and Its Investments

The Company intends to elect to be and to qualify to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things: (a) derive at least 90% of its gross income in each taxable year from interest, dividends, payments with respect to securities, loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Company’s taxable year, (i) at least 50% of the market value of the Company’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Company’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Company controls, as determined under the Code, and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Any fee income received by the Company and not derived with respect to the Company’s business of investing in securities will not count toward satisfying the 90% gross income requirement.

The Company may invest in partnerships, including in qualified publicly traded partnerships, which may result in the Company’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Company will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its stockholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Company must distribute to its stockholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Company will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its stockholders.

The Code imposes a 4% nondeductible excise tax on the Company to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that calendar year; (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that calendar year; and (iii) any income realized but not distributed in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year-end. The Company currently anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Company fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its stockholders will not be deductible by the Company in computing its taxable income. In addition, in the event of a failure to qualify, the Company’s distributions, to the extent derived from the Company’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to stockholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of stockholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate stockholders. Moreover, if the Company fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Company fails to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year the Company may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Company had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The Company may make certain investments that would subject it to special provisions of the Code that, among other things, may defer the use of certain deductions or losses and affect the holding period of securities held by the Company and the character of the gains or losses realized by it. These provisions may also require that the Company recognize income or gain without receiving cash with which to make distributions. In particular, it may recognize original issue discount if it acquires zero coupon securities, deferred interest securities, payment-in-kind securities or certain other securities, or if it receives warrants in connection with the making of a loan or possibly in other circumstances. Certain loans made by the Company may include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was received, which is often in advance of receiving cash payment, and are separately identified on the Company’s statements of cash flows. Any warrants that the Company receives in connection with its debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that the Company receives. Such original issue discount may be significant and generally will be included in income in the taxable year of accrual and before the Company receives any corresponding cash payments. The Company may also be required to include in income certain other amounts that it will not receive in cash.

Since in certain circumstances the Company may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, it may have to sell some investments at times it would not otherwise consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If it is not able to obtain cash from other sources to make such distributions, the Company may fail to qualify for the federal income tax benefits allowable to RICs and thereby may be subject to corporate-level income tax.

Gain or loss realized by the Company from investments in warrants as well as any loss attributable to the expiration of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Company held a particular warrant.

The Company’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Company at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Company’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Company from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Company.

In general, gain or loss on a short sale is recognized when the Company closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Company’s hands. Except with respect to certain situations where the property used by the Company to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Company. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Company for more than one year. In general, the Company will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Interest, dividends or other income (including, in some cases, capital gains) received by the Company from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Company will not be eligible to elect to treat any foreign taxes it pays as paid by its stockholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Company will reduce the return from the Company’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Company were to elect otherwise.

Passive Foreign Investment Companies.    If the Company purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Company to its stockholders. Additional charges in the nature of interest may be imposed on the Company in respect of deferred taxes arising from such distributions or gains.

If the Company were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Company might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Company, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Company would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Company may make a mark-to-market election that will result in the Company being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Company would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Company and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Company could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Company may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Company will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Stockholders

Dividends and Distributions.    Dividends and other distributions by the Company are generally treated under the Code as received by the stockholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Company in October, November or December of any calendar year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Company not later than such December 31, provided such dividend is actually paid by the Company during January of the following calendar year.

The Company currently intends to distribute annually to its stockholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Company for some reason were to change this intention and retain for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), the Company would be subject to a corporate tax (currently at a maximum federal rate of 35%) on the amount retained. In that event, the Company would designate such retained amounts as undistributed capital gains in a notice to its stockholders who (a) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) would be entitled to credit their proportionate shares of the 35% tax paid by the Company on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) would be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains would be entitled to a refund of their pro rata share of such taxes paid by the Company upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Company designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a stockholder has held shares of the Company. All other dividends of the Company (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Company to an individual in a particular taxable year if 95% or more of the Company’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Company; or (ii) the portion of the regular dividends paid by the Company to an individual in a particular taxable year that is attributable to qualified dividend income received by the Company in that taxable year if such qualified dividend income accounts for less than 95% of the Company’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Company from U.S. corporations and qualified foreign corporations, provided that the Company satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Company from a real estate investment trust or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a stockholder elects to treat Company dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Company’s current and accumulated earnings and profits will, as to each stockholder, be treated as a tax-free return of capital to the extent of a stockholder’s basis in his shares of the Company, and as a capital gain thereafter. Stockholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Company that are attributable to dividends received by the Company from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Company is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Company’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends), or (b) the date the Company acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Company may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Company from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Company to designate some or all of its distributions as “excess inclusion income.” To Company stockholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those stockholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. Holders even from tax treaty countries; and (4) cause the Company to be subject to tax if certain “disqualified organizations” as defined by the Code are Company stockholders. The Company does not currently intend to invest in such real estate investment trusts.

Sales of Shares.    Upon the sale or exchange of his or her shares, a stockholder will realize a taxable gain or loss equal to the difference between the amount realized and such stockholder’s basis in the shares. A redemption of shares by the Company will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Company, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Company shares held by the stockholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the stockholder with respect to such shares.

Backup Withholding.    The Company may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to stockholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain stockholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a stockholder’s U.S. federal income tax liability.

Notices and Other Taxes

Notices.    Stockholders will receive, if appropriate, various written notices after the close of the Company’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Company to its stockholders during the preceding taxable year.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation. The Company does not currently intend to withhold such taxes for any stockholder, or provide stockholders with statements regarding any such taxes which might be due.

If a stockholder recognizes a loss with respect to the Company’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Holders

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by the Company to a Non-U.S. Holder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Holder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.

However, for taxable years beginning before January 1, 2008, properly designated dividends received by a non-U.S. Holder are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Company’s “qualified net interest income” (generally, the Company’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Company is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gain over the Company’s long-term capital loss for such taxable year). However, depending on its circumstances, the Company may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Holder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Company designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Holders should contact their intermediaries with respect to the application of these rules to their accounts. It is unknown whether this exemption will be extended for tax years beyond December 31, 2007.

Actual or deemed distributions of the Company’s net capital gain to a Non-U.S. Holder, and gains realized by a Non-U.S. Holder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Holder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If the Company distributes its net capital gain in the form of deemed rather than actual distributions, a Non-U.S. Holder will be entitled to a federal income tax credit or tax refund equal to the Non-U.S. Holder’s allocable share of the tax the Company pays on the capital gains deemed to have been distributed. To obtain the refund, the Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. Holder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Provided the Company is not a U.S. real property holding corporation (disregarding certain exceptions from the definition of U.S. real property interests for publicly traded stock and domestically controlled entities), distributions from the Company to Non-U.S. Holders and sales of the Company’s stock by Non-U.S. Holders should not be subject to U.S. federal income tax as U.S. real property gains. In general, the Company would be considered a U.S. real property holding corporation if the Company were to hold (or have held during the previous five-year period) U.S. real property interests with a fair market value equal to 50% or more of the fair market value of the Company’s U.S. and foreign real property assets and other assets used or held for use in a trade or business. The Company does not expect to be a U.S. real property holding corporation.

A Non-U.S. Holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Holder provides the Company or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Holder or otherwise establishes an exemption from backup withholding.

Non-U.S. Holders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, state, local and foreign tax consequences of an investment in the Company.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our Certificate of Incorporation and Bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws for a more detailed description of the provisions summarized below.

As a Delaware corporation, we are governed by the provisions of our Certificate of Incorporation, dated as of May 1, 2007, our Bylaws and the Delaware General Corporation Law. The Company is authorized to issue 550,000,000 shares of stock, par value $0.001 per share, consisting of 500,000,000 shares of common stock and 50,000,000 shares of preferred stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. The shares of common stock are expected to be listed on the New York Stock Exchange under the symbol “                    .” There are no outstanding options or warrants to purchase our common stock. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders will not be personally liable for our debts or obligations solely based on their ownership of our common stock.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power.

Preferred Stock

Our Certificate of Incorporation authorizes our Board of Directors to, subject to any limitations prescribed by law, provide for the issuance of shares of preferred stock in series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof; provided, that any of the foregoing provisions must be consistent with the requirements of the 1940 Act to the extent applicable thereto. Thus, the Board of Directors could authorize, without stockholder approval, the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. Although it may do so in the future, the Company has no current intention to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Section 145 of the Delaware General Corporation Law allows for the indemnification of officers, directors, employees, corporate agents and persons serving at the request of officers, directors, employees or corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities, including reimbursement for expenses, incurred or arising under the 1933 Act. The Bylaws of the Company provide that the Company will indemnify its directors, officers or trustees to the fullest extent permitted by law and such right to indemnification will continue as to a person who has ceased to be a director, officer or trustee of the Company and will inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Company will not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors. In addition to the right to indemnification, these directors and officers also have the right to the advancement of expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition.

The Company may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Company similar to those conferred to directors and officers of the Company. The rights to indemnification and to the advancement of expenses are subject to the requirements of the 1940 Act to the extent applicable.

Furthermore, the Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another company against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Anti-Takeover Measures

Delaware law and our Certificate of Incorporation and Bylaws provide that:

•	our Board of Directors is divided into three classes, with staggered three-year terms;

•

directors may be removed only for cause by the affirmative vote of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Company then-entitled to vote at an election of directors, voting together as a single class; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may be filled by a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our Certificate of Incorporation and Bylaws also provide that:

•

subject to any rights granted in the future to holders of any series of preferred stock, any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•

special meetings of the stockholders may only be called by the Chairman of our Board of Directors or by a majority of the whole Board of Directors (which includes the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships).

Our Bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a substantial amount, or even a majority, of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our Certificate of Incorporation also authorizes the issuance of 50,000,000 shares of preferred stock, which our Board of Directors may issue without stockholder approval. See “—Preferred Stock.” Thus, subject to the limitations under the 1940 Act, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote thereon is required to amend a corporation’s Certificate of Incorporation, unless a corporation’s Certificate of Incorporation requires a greater percentage, and the affirmative vote of a majority of shares present in person or represented by proxy at a meeting at which a quorum is present is required to amend a corporation’s Bylaws, unless a corporation’s Certificate of Incorporation or Bylaws requires a greater percentage. Under our Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our Bylaws. Moreover, under Delaware law, generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our Certificate of Incorporation. However, our Certificate of Incorporation requires the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, to amend or repeal the provisions of our certificate of incorporation relating to the denial of the right of stockholders to act by written consent, the manner in which special meetings of stockholders are called, the board of directors (including their election, removal and filling of vacancies), the vote required to amend our bylaws, the limitation of the liability of our directors, and the vote required to amend our certificate of incorporation. The stockholder vote with respect to our Certificate of Incorporation or Bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our Certificate of Incorporation permits our Board of Directors to amend or repeal our Bylaws by a majority vote of the Whole Board (which includes the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships).

Upon the completion of this offering and the listing of our shares on the New York Stock Exchange, we will be subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Pursuant to Section 203, our current stockholders, PSSMF and PDMF, will not be deemed “interested stockholders” as their ownership interest in the Company precedes this offering and the listing of our common stock on the New York Stock Exchange.

To convert us to an open-end investment company, to liquidate and dissolve us, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, our Certificate of Incorporation requires the approval of (i) the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, or (ii) at least (A) a majority of the “continuing directors” and (B) the holders of at least sixty-six and two-thirds percent

(66 2/3%) of the voting power of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. As part of any such conversion, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, our common stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end investment company.

For the purposes of calculating “a majority of the outstanding voting securities” under our Certificate of Incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our Certificate of Incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, will also be required.

REGULATION

We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s stock present at a meeting if more than 50% of the outstanding stock of such company are present and represented by proxy or (ii) more than 50% of the outstanding stock of such company.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined in the 1933 Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in general. These limitations do not apply where we acquire interests in a money market fund as long as we do not pay a sales charge or service fee in connection with the purchase. With respect to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies described above are fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets (not including those assets described in Section 55(a)(7)) represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act to include any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	does not have any class of securities listed on a national securities exchange;

•	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “—Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors — Risks related to our operation as a BDC—Regulations governing our operation as a BDC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We and Plainfield Asset Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes, among other things, procedures for personal investments and restricts certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the Registration Statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Other

As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director, officer, investment manager or underwriter against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Investment Manager are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the Federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act and the New York Stock Exchange Corporate Governance Regulations

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Following the completion of this offering, many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the New York Stock Exchange adopted corporate governance changes to its listing standards in 2003. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York. The address of our custodian is: One Wall Street, New York, New York 10286.                                          will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is                                         , telephone number:                                        .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, the Investment Manager is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Manager generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Manager may select a broker based partly on brokerage or research services provided to the Investment Manager, any other clients, and us. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Manager determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions described in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse Securities (USA) LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.

Total

The underwriters have agreed to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw or cancel offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the shares to the public at the initial public offering price on the cover of this prospectus and to dealers at that price less a concession not in excess of $             per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $             per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the Company. The information assumes either no exercise or full exercise by the underwriters of their overallotment options.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Sales load (underwriting discount and commissions)	$	$	$
Proceeds, before expenses, to the Company	$	$	$

The expenses of the offering, not including the underwriting discount, are estimated at $             million and are payable by the Company.

Overallotment Option

We have granted options to the underwriters to purchase up to an aggregate of              additional shares at the public offering price less the underwriting discount. The underwriters may exercise these options for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise these options, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Reserved Shares

At our request, the underwriters have reserved for sale, at the initial public offering price, up to 5% of the shares offered by this prospectus for sale to some of our directors, officers, employees, distributors, dealers, business associates and related persons. If these persons purchase reserved shares, this will reduce the number of shares available for sale to the general public. Any reserved shares that are not orally confirmed for purchase within one day of the pricing of this offering will be offered by the underwriters to the general public on the same terms as the other shares offered by this prospectus.

No Sales of Similar Securities

We, our executive officers and directors, our Investment Manager and our Investment Manager’s senior investment professionals have agreed, with exceptions, not to sell or transfer any common stock for      days after the date of this prospectus without first obtaining the written consent of Merrill Lynch & Co. We and these other individuals and entities have agreed, as applicable, not to directly or indirectly:

offer, pledge, sell or contract to sell any common stock;

sell any option or contract to purchase any common stock;

purchase any option or contract to sell any common stock;

grant any option, right or warrant for the sale of any common stock;

lend or otherwise dispose of or transfer any common stock;

request or demand that we file a registration statement related to the common stock; or

enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

The     -day restriction will automatically be extended if (1) during the last 17 days of the     -day restricted period the Company issues an earnings release to material news or a material event relating to the Company occurs or (2) prior to the expiration of the     -day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the     -day restricted period, in which case the restrictions described above will continue to apply until the expiration of the     -day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

These lock-up provisions apply to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. These provisions also apply to common stock owned now or acquired later by such persons or for which such persons later acquire the power of disposition.

New York Stock Exchange Listing

We expect the shares to be approved for listing on the New York Stock Exchange under the symbol “            .” In order to meet the requirements for listing on the New York Stock Exchange, the underwriters have undertaken to sell a minimum number of shares to a minimum number of beneficial owners as required by the New York Stock Exchange.

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations among us and the representatives. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

the valuation multiples of publicly traded companies that the representatives believe to be comparable to us;

our financial information;

the history of, and the prospects for, our company and the industry in which we compete;

an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues;

the present state of our development; and

the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the common stock in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment options described above. Purchases of the common stock to stabilize its price or to reduce a short position may cause the price of the common stock to be higher than it might be in the absence of such purchases.

The representatives may also impose a penalty bid on underwriters and selling group members. This means that if the representatives purchase shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid may also affect the price of the shares in that it discourages resales of those shares.

Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the underwriters makes any representation that the representatives or the lead managers will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

Merrill Lynch & Co. and Credit Suisse Securities (USA) LLC will be facilitating Internet distribution for this offering to certain of their respective Internet subscription customers. Merrill Lynch & Co. and

Credit Suisse Securities (USA) LLC intend to allocate a limited number of shares for sale to their respective online brokerage customers. An electronic prospectus is available on the respective Internet websites maintained by each of Merrill Lynch & Co. and Credit Suisse Securities (USA) LLC. Other than the prospectus in electronic format, the information on the respective websites of each of Merrill Lynch & Co. and Credit Suisse Securities (USA) LLC is not intended to be part of this prospectus.

International Distribution

Each of the underwriters has severally represented and agreed that: (a) it has not offered or sold, and prior to the expiry of the period of six months from the closing date of this offering, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (b) it is (i) an investment professional, as such term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 (the “Order”); or (ii) a person falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Order; (c) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issues or sale of any notes in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and (d) it has complied and will comply with all applicable provisions of the FSMA, with respect to anything done by it in relation to any notes in, from or otherwise involving the United Kingdom.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to our Investment manager, us or our portfolio companies, for which they will be entitled to receive separate fees.

The underwriters or their respective affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us or any of our portfolio companies.

We may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of our common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our stockholders.

Certain affiliates of the underwriters in this offering are lenders under our Credit Facility, of which $25 million was outstanding as of April 30, 2007. We have paid customary fees and expenses in the ordinary course of business with respect to this facility and intend to use the proceeds from this offering to repay amounts outstanding under the Credit Facility. See “Use of Proceeds.”

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Willkie Farr & Gallagher LLP, New York, New York, and Morris, Nichols, Arsht & Tunnell LLP, Wilmington, Delaware. Willkie Farr & Gallagher LLP has from time to time represented certain of the underwriters and our Investment Manager on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Cravath, Swaine & Moore LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, is the independent registered public accountants of the Company.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a Registration Statement with the SEC on Form N-2, including amendments, relating to the shares offered by this prospectus. This prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the Registration Statement. Each statement is qualified in all respects by this reference.

We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the Registration Statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington DC 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov. Information contained on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on the SEC’s website to be part of this prospectus.

*	Commencement of operations.

Report of Independent Registered Public Accounting Firm

To the stockholders of Plainfield Direct LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Plainfield Direct LLC (the “Company”) at December 31, 2006, and the results of its operations, the changes in its net assets and its cash flows for the period from April 1, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 25, 2007

PLAINFIELD DIRECT LLC

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS

Investments at fair value
Non-affiliate (a) investments (Cost $322,163,769)	$327,442,527
Affiliate (b) investments (Cost $97,801,922)	109,707,026
Control (c) investments (Cost $194,347,307)	205,767,176

Total investments (Cost $614,312,998)	642,916,729
Cash and cash equivalents	110,237,684
Collateral held at brokers	39,281,329
Receivable for investment securities sold	14,704,982
Interest and other receivables	9,189,020
Receivable from affiliates	343,662
Unrealized appreciation on swaps	254,839

Total Assets	$816,928,245

LIABILITIES

Unrealized depreciation on swaps	$5,511,371
Payable for investment securities purchased	83,285,808
Payable to broker	19,180,025
Deferred fee income	1,900,463
Accounts payable and accrued expenses	823,322
Payable to affiliates	212,674
Other payables	794,730

Total Liabilities	$111,708,393

NET ASSETS

Net capital paid in	$656,039,291
Accumulated undistributed net investment income	17,628,030
Accumulated net realized gain on sale of investments	8,205,332
Net unrealized appreciation on investments	23,347,199

Total Net Assets	$705,219,852

Total Liabilities and Net Assets	$816,928,245

(a)	Investments other than those described in (b) and (c) below.
(b)	Portfolio Investments are considered “Affiliate Investments” if we own between 5% and 25% of the company’s total common stock outstanding consistent with the Investment Company Act of 1940.
(c)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s total common stock outstanding consistent with the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

STATEMENT OF OPERATIONS

Period from April 1, 2006 (Commencement of Operations) to December 31, 2006

INVESTMENT INCOME
From non-affiliate (a) investments:
Interest from non-affiliate investments	$11,441,124
Interest from cash and cash equivalents	3,754,733
Fee Income	233,253
Dividends	97,340

Total investment income from non-affiliate investments	15,526,450

From affiliate (b) investments:
Interest from affiliate investments	2,517,047
Fee income	7,682

Total investment income from affiliate investments	2,524,729

From control (c) investments:
Interest from control investments	2,245,139
Fee income	42,076

Total investment income from control investments	2,287,215

Total investment income	20,338,394

EXPENSES
Professional fees	1,355,717
Organizational costs	505,000
Administration costs	302,053
Research fees	178,885
Trade management fees	121,159
Other	247,550

Total expenses	$2,710,364

NET INVESTMENT INCOME	$17,628,030

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gains (losses):
Net realized (losses) from non-affiliate investment transactions and option contracts written	$(395,349)
Net realized gains from affiliate investment transactions	1,124,631
Net realized gains from control investment transactions	853,843
Net realized gains from swap transactions	6,622,207

Net realized gains from investments	8,205,332

Net unrealized gains (losses):
Investment transactions from non-affiliate investments	5,278,758
Investment transactions from affiliate investments	11,905,104
Investment transactions from control investments	11,419,869
Investments in swap transactions	(5,256,532)

Net unrealized gains from investments	23,347,199

Net realized and unrealized gains on investments	31,552,531

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,180,561

(a)	Investments other than those described in (b) and (c) below.
(b)	Portfolio Investments are considered “Affiliate Investments” if we own between 5% and 25% of the company’s total common stock outstanding consistent with the Investment Company Act of 1940.
(c)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s total common stock outstanding consistent with the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

STATEMENT OF CHANGES IN NET ASSETS

Period from April 1, 2006 (Commencement of Operations) to December 31, 2006

Increase in net assets

From operations
Net investment income	$17,628,030
Net realized gain on investments	8,205,332
Net unrealized gain on investments	23,347,199

Net increase in net assets resulting from operations	49,180,561

From capital transactions
Stockholder subscriptions	658,281,167
Stockholder redemptions	(2,241,876)

Increase in net assets resulting from capital transactions	656,039,291

Total increase in net assets	$705,219,852

Net assets, April 1, 2006	—

Net assets, December 31, 2006	$705,219,852

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

STATEMENT OF CASH FLOWS

Period from April 1, 2006 (Commencement of Operations) to December 31, 2006

OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$49,180,561

Adjustments to reconcile net increase in net assets resulting from operations
Net realized gain on investments	(1,583,125)
Net unrealized gain on investments	(23,347,199)
Accretion of discount on debt investments	(748,516)
Payment in kind income	(3,332,073)
Proceeds from sale of investments	115,877,372
Purchases of investments	(507,265,132)
Principal repayments	33,547,529
Increase in receivable for investment securities sold	(14,704,982)
Increase in receivable from affiliates	(343,662)
Increase in payable to affiliates	212,674
Increase in payable to broker	19,180,025
Increase in payable for investment securities purchased	83,285,808
Changes in operating assets and liabilities
Interest and other receivables	(9,189,020)
Collateral held at broker	(39,281,329)
Deferred fee income	1,900,463
Other payables	794,730
Accounts payable and accrued expenses	823,322

Net cash used in operating activities	$(294,992,554)

FINANCING ACTIVITIES
Stockholder subscriptions	$407,472,114
Stockholder redemptions	(2,241,876)

Net cash provided by financing activities	$405,230,238

CHANGE IN CASH AND CASH EQUIVALENTS	$110,237,684
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$110,237,684

Non-cash financing activities consist of contributions in kind of $250,809,053.

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2006

Name	Industry Sector	Maturity	LIBOR Spread	Fixed Rate	Face Value/ Shares	Fair Value
Non-Affiliate Investments—46.4%

First Lien Debt—23.4%
1001 Howard Properties LLC	Real Estate	11/1/2010	N/A	19.00%	$27,630,028	$27,887,673
Air Evac EMS, Inc.	Heath Care	3/31/2012	3.00%	N/A	1,488,750	1,498,055
Baker Tanks, Inc.	Energy Equipment and Services	11/22/2012	2.50%	N/A	4,455,000	4,484,238
Butler Animal Health Supply, LLC	Heath Care	6/13/2012	2.75%	N/A	3,940,000	3,954,775
Cavtel Holdings LLC	Diversified Telecom	3/24/2012	4.50%	N/A	6,977,506	7,003,672
CEI Holdings, Inc.	Food and Personal Products	12/1/2009	3.50%	N/A	2,660,353	2,660,353
Central Illinois Energy	Utilities	4/3/2014	10.00%	N/A	1,000,000	1,000,000
Checkers Drive-In	Restaurants	4/28/2013	2.75%	N/A	3,050,081	5,083
Checkers Drive-In	Restaurants	6/20/2011	4.25%	N/A	5,449,919	5,459,002
Custom Builders	Construction Materials	9/2/2011	2.25%	N/A	5,172,269	5,172,269
Dana Corporation	Automobiles and Components	3/3/2008	2.25%	N/A	5,000,000	5,006,250
DHS Drilling	Energy Equipment and Services	5/4/2012	3.00%	N/A	1,250,000	1,246,875
DHS Drilling	Energy Equipment and Services	5/4/2012	3.00%	N/A	3,740,000	3,730,650
Eaglepicher Holdings	Automobiles and Components	12/30/2010	4.50%	N/A	4,975,000	4,981,219
Global Health Exchange	Heath Care	3/3/2009	2.50%	N/A	4,962,500	4,974,906
IAP Worldwide Services Inc.	Capital Goods	12/30/2010	3.00%	N/A	2,970,000	2,925,450
JG Wentworth	Exotic Finance	4/12/2011	3.50%	N/A	12,000,000	12,150,000
JW Holdings	Metals and Mining	4/12/2011	3.50%	N/A	15,000,000	15,037,500
Kenan AdvantageGroup Inc.	Retailing	12/16/2012	3.00%	N/A	6,586,756	6,636,157
LVI Services	Environmental	11/30/2012	3.25%	N/A	3,960,000	3,692,700
Maritime Logistics US Holding	Transportation	11/8/2011	4.50%	N/A	8,307,692	8,307,692
PaeTec Communications Inc.	Diversified Telecom	6/7/2012	3.50%	N/A	3,482,500	3,499,913
Panavision Inc.	Consumer Durables and Apparel	3/30/2013	2.75%	N/A	1,295,738	1,305,456
Prairiewave Communications Inc.	Diversified Telecom	6/30/2012	4.00%	N/A	1,481,250	1,484,953
Prairiewave Communications Inc.	Diversified Telecom	6/30/2012	4.00%	N/A	1,481,250	1,484,953
Revere Industries LLC	Metals and Mining	12/14/2010	3.00%	N/A	2,970,698	2,955,844
Solidus Networks, Inc.	Computer Software, Services, Hardware and Equipment	9/18/2008	N/A	10.00%	4,122,900	3,815,007
Spacehab Inc.	Capital Goods	10/15/2007	N/A	8.00%	6,484,000	5,900,440
Tuckahoe	Real Estate	10/20/2025	N/A	9.31%	14,276,620	14,229,031
United Central Industrial Supply Company	Commercial Services and Supplies	4/27/2013	3.00%	N/A	2,487,500	2,499,938

First Lien Debt Total						$164,990,054

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2006

Name	Industry Sector	Maturity	LIBOR Spread	Fixed Rate	Face Value/ Shares	Fair Value
Second Lien Debt—12.6%
CapRock Holdings Inc.	Diversified Telecom	2/1/2013	7.25%	N/A	$15,000,000	$14,737,500
CapRock Holdings Inc.	Diversified Telecom	2/1/2013	7.25%	N/A	4,858,108	4,773,091
CDX Gas Funding LLC	Oil and Gas Exploration and Production	3/31/2013	5.25%	N/A	6,000,000	6,045,000
Cequel Communications	Cable	5/5/2014	6.00%	N/A	5,198,726	5,198,726
Checkers Drive-In Restaurants Inc.	Restaurants	6/20/2011	8.75%	N/A	2,000,000	2,003,333
Custom Building Products	Construction Materials	4/2/2012	5.00%	N/A	2,500,000	2,487,500
Deluxe Entertainment Services Inc.	Consumer Durables and Apparel	7/28/2011	8.25%	N/A	1,000,000	1,035,000
Global TelLink Corporation	Diversified Telecom	6/2/2012	12.00%	N/A	5,114,712	5,114,712
LSP Gen Finance Co. LLC	Utilities	3/27/2014	3.50%	N/A	4,000,000	4,050,000
PA Meadows LLC	Hotels and Leisure	12/31/2011	6.00%	N/A	16,000,000	16,180,000
PaeTec Communications Inc.	Diversified Telecom	6/7/2013	7.50%	N/A	1,500,000	1,526,250
Recycled Paper Greetings Inc.	Commercial Services and Supplies	2/5/2012	8.00%	N/A	10,641,947	10,556,326
Resolute Aneth LLC	Oil and Gas Exploration and Production	4/13/2012	5.00%	N/A	10,000,000	10,050,000
WideOpenWest Finance LLC	Diversified Telecom	5/1/2014	5.50%	N/A	1,000,000	1,010,000
Wire Rope Corporation of America Inc.	Metals and Mining	6/17/2011	7.75%	N/A	4,000,000	4,100,000

Second Lien Debt Total						$88,867,438

Common Equity—1.2%
Covanta Holding Corp.	Utilities				10,000	$220,400
Friedman’s, Inc.	Retailing				416,500	7,362,064
Puradyn Filter Technologies Inc.	Automobiles and Components				100,000	58,000
Spacehab Inc	Capital Goods				150,000	97,650
United Site Services Holdings, Inc.	Commercial Services and Supplies				10,000	1,000,000

Common Equity Total(c)						$8,738,114

Preferred Equity—1.8%
Solidus Networks, Inc.	Computer Software, Services, Hardware and Equipment				2,691,457	$12,340,768
Ze-Gen, Inc.	Utilities				100,000	100,000

Preferred Equity Total(c)						$12,440,768

Unsecured/Subordinated Debt—6.2%

East Cameron Gas Company	Oil and Gas Exploration and Production	7/9/2019	N/A	11.25%	$10,000,000	$9,933,333

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2006

Name	Industry Sector	Maturity	LIBOR Spread	Fixed Rate	Face Value/ Shares	Fair Value
Friedman’s, Inc.	Retailing	12/9/2010	N/A	8.00%	$1,178,009	$1,171,250
Movida Communications, Inc.	Wireless Telecom	11/30/2011	N/A	7.00%	22,000,000	22,000,000
Solidus Networks, Inc.	Computer Software, Services, Hardware and Equipment	9/18/2012	N/A	11.09%	555,000	616,727
USS Merger Co, Inc.	Commercial Services and Supplies	6/29/2014	N/A	12.00%	10,000,000	9,850,000

Unsecured/Subordinated Debt Total						$43,571,310

Warrants—0.9%
Puradyn Filter Technologies Inc.	Automobiles and Components				400,000	$78,080
Solidus Networks, Inc.	Computer Software, Services, Hardware and Equipment				1,296,187	4,596,055
Solidus Networks, Inc.—Attached to convertible debt	Computer Software, Services, Hardware and Equipment				558,000	1,198,264
Solidus Networks, Inc.—Attached to preferred stock	Computer Software, Services, Hardware and Equipment				227,069	861,444

Warrants Total						$6,733,843

Index Options—0.3%
S&P 500 Put, 1275, June 2007					50	$55,000
S&P 500 Put, 1225, December 2007					700	1,120,000
CBOE SPX Volatility Index Call, 12.5, February 2007					2,000	330,000
CBOE SPX Volatility Index Call, 10.0, May 2007					500	275,000
CBOE SPX Volatility Index Call, 13.0, May 2007					1,000	321,000

Index Options Total						$2,101,000

Total Non-Affiliate Investments (Cost $322,163,769)						$327,442,527

Affiliate Investments—15.6%(a)

First Lien Debt—4.3%
American Gaming Group LLC	Hotels and Leisure	12/22/2011	4.00%	N/A	$5,750,000	$5,750,000
American Gaming Group LLC	Hotels and Leisure	12/22/2011	9.50%	N/A	2,500,000	2,500,000
Atkins Nutritionals Inc.	Food and Personal Products	12/31/2010	5.00%	N/A	11,847,212	10,899,435
Pen Holdings Inc.	Oil, Gas and Coal Fuels	11/17/2013	N/A	6.50%	10,844,913	10,927,896
Schuff International, Inc.	Steel	6/1/2008	N/A	10.50%	354,000	359,900

First Lien Debt Total						$30,437,231

Common Equity—9.8%
Atkins Nutritionals Inc.	Food and Personal Products				884,836	$44,242
Globe Specialty Metals	Metals and Mining				1,390,581	7,717,725
Ormet Corp.	Metals and Mining				155,348	18,163,288

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2006

Name	Industry Sector	Maturity	LIBOR Spread	Fixed Rate	Face Value/ Shares		Fair Value
Ormet Corp.	Metals and Mining				403,000		$1,612
Ormet Corp.	Metals and Mining				11,875,000		59,375
Schuff International, Inc.	Steel				328,300		5,298,762
Schuff International, Inc.—Restricted	Steel				1,250,000		18,561,000
Solsil	Metals and Mining				330		19,379,296

Common Equity Total(c)							$69,225,300

Unsecured/Subordinated Debt—1.4%
American Gaming Group LLC	Hotels and Leisure	12/22/2011	N/A	15.00%	$3,000,000		$3,000,000
Elk Horn Coal LLC	Oil, Gas and Coal Fuels	1/1/2014	N/A	6.50%	4,638,780		4,588,527
Elk Horn Cool LLC	Oil, Gas and Coal Fuels	1/1/2014	N/A	6.50%	2,482,866		2,455,968

Unsecured/Subordinated Debt Total							$10,044,495

Total Affiliate Investments (Cost $97,801,922)							$109,707,026

Control Investments—29.2%(b)

First Lien Debt—5.2%
TransLoad America Inc..	Environmental	3/23/2011	N/A	12.00%	$21,062,931		$21,350,042
Havana Club Enterprises, LLC	Hotels and Leisure	9/1/2009	N/A	12.00%	3,163,514		3,084,792
Westside Transload, LLC	Environmental	1/9/2011	N/A	13.00%	5,457,263		5,329,857
Wyoming Entertainment LLC	Hotels and Leisure	9/15/2011	N/A	11.00%	6,637,500		6,786,811

First Lien Debt Total							$36,551,502

Common Equity—22.8%
Oneida Entertainment Inc.(d)	Hotels and Leisure				(d	)	$27,995,172
Plainfield Finance Corporation(d)	Diversified Finance				(d	)	6,836,975
Plainfield Gaming Inc.(d)	Hotels and Leisure				(d	)	710,060
Plainfield Gaming III Inc.(d)	Hotels and Leisure				(d	)	4,016,529
Plainfield Milagro Holdings Inc.(d)	Oil and Gas Exploration and Production				(d	)	6,214,805
Plainfield Offshore Holdings II Inc.(d)	Diversified Finance				(d	)	20,569,813
Plainfield Offshore Holdings IV Inc.(d)	Diversified Finance				(d	)	180,045
Plainfield Offshore Holdings IX Inc.(d)	Metals and Mining				(d	)	13,254,953
Plainfield Offshore Holdings XI Inc.(d)	Diversified Finance				(d	)	53,075,185
Plainfield Racing Inc.(d)	Hotels and Leisure				(d	)	6,374,983
Palmetto Holdings LLC	Metals and Mining				30,000		3,000,000
TransLoad America Inc.	Environmental				912,202		18,416,960

Common Equity Total (c)							$160,645,480

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2006

Name	Industry Sector	Maturity	LIBOR Spread	Fixed Rate	Face Value/ Shares	Fair Value
Unsecured/Subordinated Debt—1.2%
Oneida Entertainment Inc.(d)	Hotels and Leisure	N/A	N/A	13.00%	$3,800,000	$3,758,007
Plainfield Offshore Holdings XI Inc.(d)	Diversified Finance	N/A	N/A	10.00%	4,800,000	4,812,187

Unsecured/Subordinated Debt Total						$8,570,194

Total Control Investments (Cost $194,347,307)						$205,767,176

Total Investments (Cost $614,312,998)						$642,916,729

(a)	Portfolio Investments are considered “Affiliate Investments” if we own more between 5% and 25% of the company’s total common stock outstanding consistent with the Investment Company Act of 1940.
(b)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s total common stock outstanding consistent with the Investment Company Act of 1940.
(c)	All Common Equity and Preferred Equity securities are non-income producing and are generally restricted.
(d)	Plainfield Direct LLC holds a 100% equity interest in this company. See footnote 5 for a detailed breakout of securities held by this company.

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Plainfield Direct LLC (which is referred throughout this report as “the Company,” “we,” and “us”) is an externally managed non-diversified closed-end management investment company. The Company was organized under the laws of Delaware and was formed as a limited liability company in December 2005. The Company commenced operations on April 1, 2006.

The Company engaged Plainfield Asset Management LLC (“the Investment Manager”) to manage and invest the Company’s assets under the terms of the Investment Management Agreement dated April 1, 2006.

Under an accounting administration agreement dated June 19, 2006, the Company appointed Spectrum Global Fund Administration LLC and Spectrum Global Fund Administration (Cayman) (together, the “Fund Accountant”) as the external accounting administrator of the Company. Prior to June 19, 2006 through commencement of operations, the Fund Accountant acted as the accounting administrator of the Company under an agreement with the Plainfield Special Situations Master Fund which was the Company’s sole equityholder at the time. The Fund Accountant performs various administrative services for the Company.

The Company expects to make the election to be regulated as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (“The 1940 Act”) which will place certain limitations on the investments the Company can hold in our portfolio. The Company invests primarily in direct loans to and investments in private (and to a lesser extent, public) middle-market companies located in the United States. The Company’s investment objective is to provide a combination of current income and capital appreciation.

The Company invests throughout the capital structure of these companies, including first lien bank debt, second lien loans, mezzanine debt with warrants, and direct equity investments or co-investments with third parties. Occasionally this approach can include options, warrants, credit derivatives, high-yield bonds, trade claims, distressed debt and structured securities. The Company’s focus is to generate current income through these investments, and also seek capital appreciation. The Company anticipates that its investments will be in newly-negotiated transactions as well as in assets acquired in the secondary market. The Company may also invest opportunistically in other types of investments, including securities and derivatives of public companies.

The Company has two equityholders, Plainfield Special Situations Master Fund Limited (“PSSMF”) and Plainfield Direct Master Fund Limited (“PDMF”). The value of each equityholder’s interest in the Company as of December 31, 2006 is as follows:

	Net Assets	% of Net Assets
Plainfield Special Situations Master Fund Limited	$465,282,369	66%
Plainfield Direct Master Fund Limited	239,937,483	34%

Total Net Assets	$705,219,852	100%

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, the Company is precluded from consolidating

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

any entity other than another investment company. Accordingly, the Company does not consolidate ten wholly-owned portfolio companies. Investments in wholly-owned portfolio companies are carried at fair value.

The books and records of the Company are maintained in U.S. dollars.

Accounting for Transactions

Security, derivative, contractual and financing transactions are recorded on a trade date/contract date basis.

Bank loans and structured loans, such as revolving credit agreements, are recorded on the statement of assets and liabilities as a component of investments owned, net of the amount received relating to the unfunded portion of the related revolving credit agreement. For revolving credit agreements where an initial commitment fee is received, such amount is recorded as a component of deferred fee income and amortized to income over the life of the related credit agreement. Total amortization of deferred fee income for the period ended December 31, 2006 was $157,921.

Valuation of Investments

The Company’s Investment Manager values its investments on a monthly basis. In addition, on a quarterly basis, certain investments are evaluated by an independent valuation firm. The Investment Manager determines in good faith the fair value of portfolio investments pursuant to its valuation procedures described below. Many of the Company’s investments are illiquid. As a result, there is typically no readily available market value for the majority of the investments in the Company’s portfolio.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a consistently applied valuation process. In making fair value determinations, the Investment Manager will generally use the following guidelines. Each individual investment will be valued and unrealized depreciation will be recorded for an investment that we believe has decreased in value, including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of the Company’s debt or equity investment. The Company will likewise record unrealized appreciation if the results of the analyses described below indicate that such investment has increased in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of investments determined in good faith may differ materially from the values that would have been used had a ready market existed for the investments.

For investments where a market price is readily available:

Investments that are listed on an exchange (whether domestic or foreign), including the NASDAQ National Market, and are freely transferable, are valued at their last sale price on such exchange during the regular or primary trading session on the date of determination or “official closing price” (if applicable), or, if no sales occurred on such date, at the midpoint of the “bid” and the “asked” price at the close of business on such day. Loans or investments traded over the counter and not listed on an exchange, and that are freely transferable, are valued at the last sale price on the date of determination, or, if no sales occurred on such day, at the midpoint of the “bid” and the “asked” price at the close of business on such day. Options that are listed on a national options exchange are valued at their last sale price on the principal market on which such options will have traded on such date; provided, however, that if the last sale price of such options does not fall within the last “bid” and “asked” price for such options on such date, the options will be valued at the midpoint of the last “bid”

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

and “asked” price for such options on such date as determined by the Investment Manager. The market value of a commodity future, forward or similar contract or any option on any such instrument traded on an exchange will be the most recent available closing quotation on such exchange. As of December 31, 2006, investments totaling approximately $273.1 million were valued using a readily available market price.

Credit default swaps and interest rate swaps are valued at estimated fair value based on a pricing model that utilizes quoted inputs, including among other things, yield curves.

Unrealized appreciation and depreciation on total return swaps represents the change in fair value of the underlying reference assets. Fair value of reference assets related to swaps is measured using the methodology described above.

In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (SFAS) 157, “Fair Value Measurements”, the Company does not adjust quoted prices for blockage factors when valuing financial instruments.

Notwithstanding the foregoing, if in the reasonable judgment of the Investment Manager, the price for any securities held by the Company and determined in the manner described above does not accurately reflect the fair value of such security, the Investment Manager will value such security at a price that reflects such security’s fair value.

For investments where a market price is not readily available:

Investments that are not publicly traded and whose market prices are not readily available are valued at fair value as determined in good faith by the Investment Manager and, where appropriate, an independent valuation firm, under a valuation policy and a valuation process that is consistently followed. The Investment Manager performs a valuation review on a monthly basis which includes the update of internal models and review of any material events impacting the portfolio company. Additionally, on a quarterly basis, an independent valuation firm reviews the Investment Manager’s fair valuation for investments equal to or in excess of the lesser of (i) $4 million and (ii) 1% (one percent) of the Company’s net assets. For investments reviewed by an independent valuation firm, the Investment Manager works with the independent valuation firm to come to a consensus on fair value.

Investments where a market price is not readily available are reviewed and valued by the Investment Manager using one or more of the following types of financial and credit analyses, including the income approach, the market comparable approach, and the transaction approach. The choice of analyses, and the weight assigned to factors within the approaches, may vary across investments and may change within an investment if events occur that warrant such a change. The following is an explanation of some of these review and valuation methods:

•

The income approach utilizes the discounted cash flow, or DCF, method of valuation and includes a terminal value/exit multiple. The present value resulting from this analysis will then be discounted to reflect the illiquid nature of the investment. Where applicable, other factors such as a minority, or non-control position are considered.

•

The market comparable approach examines publicly traded companies within the same industry as the portfolio company’s business. Market derived multiples based upon such measures as earnings, book value, cash flow and revenues are typically applied to the appropriate indicators of the portfolio company’s business to determine a value.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

•

The transaction approach examines valuations determined in connection with acquisitions of either publicly traded or privately held companies within the same industry as the portfolio company. In addition, when an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company uses the pricing indicated by the external event to test or corroborate its valuation.

Other information that is used with these methods, where relevant, to value an investment may include analysis of the company’s profitability and performance against projections, default or bankruptcy, transactions in such securities or similar securities, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company operates, comparisons of financial ratios of peer companies that are public, appraisals, material changes in interest rates impacting fixed rate debt, book value, replacement cost, or other factors deemed applicable. As of December 31, 2006, investments totaling approximately $369.8 million were fair valued by the Investment Manager.

Income and Expense Recognition

•

The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

•	Realized gains and losses on security transactions are determined using the “First In, First Out” method.

•

Interest income, including the amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are earned and expected to be collected. Dividends are recorded on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are earned and expected to be collected. The Company stops accruing for interest or dividend on its investments when there is sufficient reason to believe that interest or dividends are no longer collectible. Loan origination fees, original issue discount, and market discount or premiums are capitalized and then amortized or accreted as interest income over the life of the respective security. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on bonds. Upon any prepayment of a loan or debt security, any unamortized loan origination fees are recorded as income.

•

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. As of December 31, 2006, no loans were in non-accrual status.

•

Deferred income relates primarily to commitment fees received in exchange for the extension of credit facilities. The Company amortizes deferred fee income over the life of the related credit facility using the straight line method which approximates the effective interest method.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes

As a limited liability company, the Company itself is not subject to U.S. federal income taxes; each equityholder is individually liable for income taxes, if any, on its interest in the Company’s net taxable income. The Company’s proportionate share of interest, dividends and other income realized by the Company from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced. As of December 31, 2006, the Company had no investments in non-U.S. issuers.

Cash and Cash Equivalents

Highly liquid investments with a maturity of 90 days or less at the date of purchase are classified as cash equivalents.

Collateral Held at Brokers

Collateral held at brokers represents cash collateral held by the Company’s brokers and various counterparties, which earns interest at a negotiated rate and is pledged for total return swap transactions. As of December 31, 2006, the Company had $39,281,329 in collateral held with brokers.

Payment–in–Kind Interest

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK represents contractual interest that is accrued at the contractual rate specified in each loan agreement. PIK interest is added to the principal loan balance and recorded as interest income. It generally becomes due at maturity. PIK interest is not accrued if the portfolio company valuation indicates that the PIK interest is not collectible.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 affirms the requirement of other FASB Statements that the fair value of a position in a financial instrument that trades in an active market should be measured as the product of the quoted price for the individual instrument times the quantity held. The quoted price should not be adjusted because of the size of the position relative to trading volume (a blockage factor). This provision of SFAS 157 will have no effect on the Company as it has not adjusted quoted prices for blockage factors when valuing financial instruments. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect that the adoption of SFAS 157 will have a material impact on its financial position or results of operations.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Capital

As of December 31, 2006, the Company had two equityholders, PSSMF, the larger equityholder, and PDMF. Both equityholders are also externally managed by the Investment Manager.

During the period from April 1, 2006 to October 2, 2006, $250,809,053 in direct loans and investments previously owned by PSSMF were transferred, together with $175,542,164 in cash, by PSSMF to the Company, as equity capital contributions into the Company. These transfers occurred at fair value (excluding brokerage fees and commissions) determined in accordance with the Company’s and PSSMF’s investment valuation policies, which are substantially the same. All security transfers that occurred when the Company was 100% owned by PSSMF were treated as transfers between entities under common control in accordance with GAAP. Upon transfer, the Company recognized the fair value of these securities in two pieces. First, for all transferred securities, the Company retained PSSMF’s historical cost basis as the initial basis of the assets. Second, all unrealized gains and losses on transferred securities recognized to the date of contribution by PSSMF were assumed by the Company and were recognized on the statement of operations. From July 1, 2006 through October 2, 2006, the Company also received cash subscriptions of $231,929,950 from new investors in PDMF, the Company’s other current equityholder. The Company has been closed to investors since October 2, 2006.

As of December 31, 2006, PSSMF owned approximately 66% of the Company’s equity interests while PDMF owned approximately 34% of our equity interests.

During the period April 1, 2006 to December 31, 2006, the equityholders redeemed $2,241,876 to cover fees and expenses they incurred.

Note 4. Derivative Instruments

At December 31, 2006, unrealized appreciation on swaps was $254,839 and unrealized depreciation on swaps was $5,511,371, all of which was related to total return swaps, credit default swaps and interest rate swaps held by the Company. Interest and other income receivable and fees payable on swaps are included as components of unrealized appreciation on swaps and unrealized depreciation on swaps in the statement of assets and liabilities.

Total Return Swaps

As part of its investment strategy, the Company utilizes debt financing to create leveraged investments. As of December 31, 2006, the Company’s sole method of raising debt financing was through the use of total return swaps. A total return swap is a customized derivative instrument that entitles the Company to certain payments on the gain or loss on the value of an underlying security or securities, referred to as the reference asset or assets. The economic intent of the swap arrangements is to pass on the investment returns experienced in the reference asset portfolios to the Company.

Under a total return swap, the counterparty agrees to acquire the reference asset either directly from the Company, or from a third party at the direction of the Company. The Company in turn enters into an agreement in which the counterparty agrees to pay the Company the total return (e.g., cash flow stream and capital gains) of the notional amount of the reference asset. In exchange, the counterparty receives from the Company a stream of interest payments (typically LIBOR based) and any capital depreciation on the notional amount of the reference asset. The Company also posts cash collateral with the counterparty. The Company has typically been required to post cash collateral equal to approximately 25% of the fair value of the reference asset in order to obtain the total

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

return on the asset. The net effect is the remaining 75% of notional value of the reference asset is effectively embedded debt financing. The Company has entered into swap agreements with large commercial and investment banks that have investment grade ratings.

The swaps are marked to market and an unrealized gain (loss) is recorded at each valuation date. The Company records a realized gain (loss) when a reference asset is sold. Each swap is net settled monthly with any excess of cash interest received, including other miscellaneous executing and transaction costs, over swap financing fees paid to the Company.

As of December 31, 2006, the Company received the economic return on reference assets with an aggregate notional amount of $117,468,989 from three counterparties as follows:

Name	Reference Asset Value	Industry Sector	Maturity	Asset Class	LIBOR Spread
Deutsche Bank Total Return Swaps:
Collins & Aikman Corporation	$1,180,520	Automobiles and Components	8/19/10	1st Lien Debt	3.00%
Commonwealth Brands, Inc.	1,004,584	Tobacco	12/22/12	1st Lien Debt	2.25%
Rexair LLC	707,930	Food and Personal Products	6/20/10	1st Lien Debt	4.25%
Yonkers Racing Corporation	3,183,778	Hotels and Leisure	8/12/11	1st Lien Debt	3.50%
Yonkers Racing Corporation	1,938,755	Hotels and Leisure	8/12/11	1st Lien Debt	3.50%
Covanta Energy Corporation	15,313,461	Utilities	6/24/13	2nd Lien Debt	5.50%
Panavision Inc.	2,203,953	Consumer Durables and Apparel	3/30/14	2nd Lien Debt	7.00%
QCE LLC (Quiznos)	5,085,882	Restaurants	11/5/13	2nd Lien Debt	5.75%

Total Deutsche Bank	$30,618,863

Barclays Bank Total Return Swaps:
Air Evac Ems, Inc.	$15,025	Health Care	3/31/12	1st Lien Debt	3.00%
Baker Tanks, Inc.	973	Energy Equipment and Services	11/22/12	1st Lien Debt	2.50%
Butler Animal Health Supply, LLC	2,754	Heath Care	6/13/12	1st Lien Debt	2.75%
Cavtel Holdings LLC	21,576	Diversified Telecom	3/24/12	1st Lien Debt	4.50%
CCS Medical, Inc.	3,574	Health Care	10/19/12	1st Lien Debt	3.25%
CEI Holdings, Inc.	12,857	Food and Personal Products	12/1/09	1st Lien Debt	3.50%
Checksmart Financial Company	2,979,515	Diversified Financials	4/28/13	1st Lien Debt	2.75%
Clarke American Corp	4,011,033	Commercial Services and Supplies	12/8/12	1st Lien Debt	3.25%
Collins & Aikman Corporation	340,814	Automobiles and Components	8/19/10	1st Lien Debt	3.00%
Covanta Energy Corporation	2,082,706	Utilities	6/30/12	1st Lien Debt	2.25%
Covanta Energy Corporation	1,485,417	Utilities	6/30/12	1st Lien Debt	2.25%
Deluxe Entertainment Services Group Inc.	888,264	Consumer Durables and Apparel	1/27/13	1st Lien Debt	3.75%
Deluxe Entertainment Services Group Inc.	1,000,450	Consumer Durables and Apparel	1/27/13	1st Lien Debt	3.75%

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Name	Reference Asset Value	Industry Sector	Maturity	Asset Class	LIBOR Spread
DHS Drilling Corp.	3,021	Energy Equipment and Services	5/4/10	1st Lien Debt	3.00%
Global Healthcare Exchange LLC	3,270	Health Care	3/3/10	1st Lien Debt	2.50%
Kenan Advantage Group Inc.	190,937	Retailing	12/16/12	1st Lien Debt	3.00%
Prairiewave Communications Inc.	34,154	Diversified Telecom	6/18/12	1st Lien Debt	4.00%
Prairiewave Communications Inc.	35,086	Diversified Telecom	6/18/12	1st Lien Debt	4.00%
Revere Industries LLC	2,114	Metals and Mining	12/14/12	1st Lien Debt	3.00%
Solutia Inc	5,179,311	Chemicals	7/15/09	1st Lien Debt	4.25%
Stallion Oilfield Services	184,877	Energy Equipment and Service	3/6/12	1st Lien Debt	3.25%
United Central Industrial Supply Company	7,170	Commercial Services and Supplies	4/27/13	1st Lien Debt	3.00%
CDX Funding LLC	5,308	Oil and Gas Exploration and Production	3/31/13	2nd Lien Debt	5.25%
Covanta Energy Corporation	$9,653,255	Utilities	6/24/13	2nd Lien Debt	5.50%
Global TelLink Corporation	46,581	Diversified Telecom	6/2/12	2nd Lien Debt	12.00%
Quintiles Transnational Corp.	2,343	Pharmaceuticals and Biotechnology	3/30/13	2nd Lien Debt	4.00%
Resolute Aneth, LLC	168,714	Oil and Gas Exploration and Production	4/13/12	2nd Lien Debt	5.00%
WideOpenWest Finance, LLC	6,444	Diversified Telecom	5/1/14	2nd Lien Debt	5.50%
United Site Services Holdings, Inc.	213,334	Commercial Services and Supplies	6/29/14	Unsecured/ Subordinated	12.0%*

Total Barclays Bank	$28,580,877

Credit Suisse Capital Total Return Swaps
Macandrews Deluxe Holdings LLC	$25,081,944	Consumer Durables and Apparel	7/28/11	1st Lien Debt	13.0%*
Cequel Communications	5,038,549	Cable	5/5/14	2nd Lien Debt	4.75%
RPG Acquisition, Inc.	10,025,871	Commercial Services and Supplies	2/16/12	2nd Lien Debt	8.00%
Venoco Inc.	10,104,407	Oil and Gas Exploration and Production	4/27/11	2nd Lien Debt	4.50%
Weststate Land Partners LLC	8,018,478	Real Estate	4/27/07	2nd Lien Debt	8.50%

Total Credit Suisse	$58,269,249

*	Fixed interest rate

Total return swaps are marked to market and an unrealized gain (loss) is recorded in the Company’s statement of assets and liabilities at each valuation date. In addition, the Company records a realized gain (loss) when a reference asset is sold. All periodic payments received under the swap agreements are recorded as a component of realized gain on swaps in the statement of operations.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Credit Default Swaps

The Company entered into credit default swap contracts during the period ended December 31, 2006. The buyer of a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event, with respect to an underlying reference obligation. Generally, a credit event means bankruptcy or failure to pay. If a credit event occurs, the seller typically must make a payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The buyer in exchange must deliver, in the case of a cash settlement, a payment, or alternatively, in the case of physical delivery, the reference obligation. If the Company is a buyer on the credit default swap and no credit event occurs, the Company may lose its payments and recover nothing. As a seller, the Company receives a fixed rate of income throughout the term of the contract, provided that no credit event occurs. If a credit event occurs, the Company may pay the buyer the full notional value of the reference obligation.

As of December 31, 2006, the Company had five open credit default swaps. The Company was the buyer on all of these swaps (receiving protection on a total notional amount of $90 million).

Interest Rate Swaps

The Company enters into interest rate swaps to hedge interest rate exposures. An interest rate swap is a contractual agreement entered into between two counterparties under which each agrees to make periodic payment to the other for an agreed period of time based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap. While hedging activities may mitigate the Company’s exposure to adverse fluctuations in interest rates, these hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to portfolio investments.

As of December 31, 2006, the Company had two open fixed-for-floating interest rate swap contracts. Under each of these swaps, the Company pays a fixed rate of approximately 5.6% on a total notional amount of $35 million and receives a floating rate based on the three-month LIBOR rates. The effect of such contracts is to allow the Company to earn higher interest income in case interest rates increase.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Wholly Owned Portfolio Investments

As of December 31, 2006, the Company held 100% equity interests in ten portfolio companies. The Company makes investments in securities in accordance with its investment policies through these wholly owned subsidiaries primarily for tax purposes. As of December 31, 2006, investments held by these companies were as follows:

Name	Industry Sector	Asset Class	Face Value/ Shares	Fair Value
Non-Affiliate Investments
Trackpower Inc.	Hotels and Leisure	First Lien Debt -15.0%, 1/11/11	$200,000	$200,000
Clear Lake Country Club, Inc.	Real Estate	First Lien Debt - 12.5%, 3/1/09	3,850,000	3,860,263
Daniel Standen	Capital Goods	First Lien Debt -10.0%, 11/10/09	500,000	500,000
John Rigas	Capital Goods	First Lien Debt -10.0%, 11/10/09	1,500,000	1,500,000
Milagro Development LP	Oil and Gas Exploration and Production	First Lien Debt - 10.0%, 4/18/09	6,000,000	6,181,271
SP Colt Co-Investment LLC	Capital Goods	First Lien Debt - 10.0%, 11/10/09	4,000,000	4,000,000
XO Jets Inc.	Airlines	First Lien Debt - 15.0%, 10/31/09	18,088,381	18,214,734
Airborne Tactical Advantage	Capital Goods	Unsecured/Subordinated - 10.0%, 4/1/07	$750,000	750,000
Milagro Development LP	Oil and Gas Exploration and Production	Common Equity	621	$6,280,267
Public Insight LP	Commercial Services and Supplies	Common Equity	180,000	180,000
RDCC Holdings LLC	Insurance	Common Equity	156	—

Total Non-Affiliate Investments				$41,666,535

Affiliate Investments
Schuff International, Inc.	Steel	Unsecured/Subordinated – 7.0%, 8/31/13	$15,000,000	$17,272,883
American Gaming Group LLC	Hotels and Leisure	Common Equity	285,714	4,027,922
Colt Defense Holdings LLC	Capital Goods	Common Equity	10,505	6,685,568
Elk Horn Coal LLC	Oil and Gas Refining, Marketing, Storage and Transportation	Common Equity	27,785,500	16,068,355

Total Affiliate Investments				$44,054,728

Control Investments
Patriot Rail LLC	Transportation	First Lien Debt - LIBOR+4.0%, 11/8/11	$4,440,000	$4,481,342
American Racing and Entertainment LLC	Hotels and Leisure	Second Lien Debt - 13.0%, 5/25/12	3,000,000	3,126,929
American Racing and Entertainment LLC	Hotels and Leisure	Second Lien Debt - 13.0%, 5/25/12	18,500,000	18,480,560
Patriot Rail LLC	Transportation	Second Lien Debt - LIBOR+7.0%, 11/8/11	1,900,000	1,886,031
American Racing and Entertainment LLC	Hotels and Leisure	Common Equity	95,250	9,879,328
Patriot Rail LLC	Transportation	Common Equity	490	5,385,174
Westside Transload LLC	Environmental	Common Equity	720,500	—
Wyoming Entertainment LLC	Hotels and Leisure	Common Equity	800,000	6,534,528
Havana Club Enterprises, LLC	Hotels and Leisure	Common Equity	49,000	800,000

Total Control Investments				$50,573,892

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Loans to wholly owned portfolio companies are recognized at fair value and included in the schedule of investments. These loans are payable to the Company on demand. Interest income on these loans is accrued as earned.

Note 6. Receivable from/Payable to Affiliates

As described in Note 5, the Company invests in certain securities through wholly owned companies. The Investment Manager provides discretionary services to these companies which follow an investment program similar to that of the company. These wholly owned companies are recorded at fair value in the statement of assets and liabilities. From time to time, the Company pays various expenses on behalf of wholly owned companies that are fully reimbursable. As of December 31, 2006, receivables from affiliates was $343,662.

Payable to affiliates is comprised primarily of an amount owed to, PSSMF in connection with its contribution of Plainfield Offshore Holdings XI to the Company. Interest income earned by PSSMF was received by the Company, and accordingly, this amount was payable to PSSMF at December 31, 2006. As of December 31, 2006, payable to affiliates was $212,674.

Note 7. Payable to Brokers

The payable to brokers of $19,180,025 represents an amount that was erroneously deposited into the Company’s bank account by its prime broker. Subsequent to December 31, 2006, the payable was settled.

Note 8. Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience and knowledge of the Investment Manager, the Company expects the risk of loss to be remote.

The Company makes certain investments, including bank loans, structured loans, equity investments and trade claims in which the Company is issued participation rights. These rights, and any corresponding unfunded obligations, underlying collateral agreements and financing arrangements, are based upon the Company’s pro-rata participation in, and/or funding of, such investments. At December 31, 2006, the Company had unfunded commitments of $123,370,731 pursuant to the terms of the participation in various revolving credit facilities and equity investments.

Note 9. Concentrations of Risk

Nature of Investments

The Company’s investment activities expose it to various types of market risk, which are associated with the financial instruments and markets in which it invests.

The Company expects to make the election to be regulated as a BDC under the 1940 Act which will place certain limitations on the investments it can hold in its portfolio. Accordingly, the Company invests in securities of many privately held and middle market companies that have no readily available market value. As a result, the Company’s Investment Manager determines in good faith the fair market value of a large portion of the Company’s portfolio. This gives rise to significant valuation risk.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Loans have exposure to certain types of risk, including interest rate risk, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a participation. Loans are subject to prepayment risk, which affects the maturity of such investments. The market for loans is relatively illiquid, and accordingly, secondary market purchases and sales thereof may be conducted in private transactions. Consequently, the liquidity of any loan investments will depend on the liquidity of these trading markets.

The value of collateral securing a loan investment may be equal to or less than the value of the loan that it secures. Accordingly, in the event of a default, the Company may incur a loss. In addition, up to 100% of the loan investments may not be secured by collateral. If a default occurs with respect to an unsecured loan, the Company’s remedies will be limited to those of general unsecured creditors and the market price of the loan will reflect such limited rights.

High yield securities are generally rated below investment grade. Mezzanine investments are typically unrated but generally are of comparable credit quality to high yield securities. High yield securities and mezzanine investments may be unsecured and are typically accompanied by a greater degree of credit risk and sensitivity to market movements than investments in higher rated securities. Many issuers of high yield and mezzanine debt are highly leveraged, and their relatively high level of debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations, thereby subjecting the Company to default risk.

The Company enters into swap agreements which involve market risk that may be in excess of the amount recognized in the accompanying financial statements due to future changes in the market values of the underlying financial instruments. Credit risks result from the potential inability of the counterparty to meet the terms of the contract.

Interest Rate Risk

The Company’s investments may be subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk is greater for long-term securities than for short-term securities.

As of December 31, 2006, interest rates for approximately 42.3% of debt investments in the Company’s portfolio were fixed while approximately 57.7% were variable.

Derivatives

The Company uses derivatives as part of its investment strategy. Derivative holdings include listed futures and options contracts, as well as over-the-counter swap and option agreements based on equity, bonds and indices. The values take into effect the offsetting permitted under Financial Accounting Standards Board (FASB) Interpretation No. 39 and do not include the effects of collateral held or pledged.

Credit default swaps involve greater risks than if the Company had invested in the reference obligations directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Company may purchase or write put and call options through exchanges and over-the-counter markets. The purchaser of an option has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or currency at a specified price prior to or on a specified expiration date. The potential loss to the buyer of an option can be no greater than the initial premium paid for the contract, regardless of the performance of the underlying security or currency. In contrast, the writer of an option is exposed to the risk of loss if the market price of the underlying security declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer, but can lose a greater amount than the premium paid.

At December 31, 2006, the Company held put options on the Standard & Poor’s (“S&P”) index with a market value of approximately $1.2 million.

At December 31, 2006, the Company held call options on the CBOE Volatility Index (“VIX”) with a market value of approximately $0.9 million.

Note 10. Agreements and Related Party Transactions

The Company entered into an Investment Management Agreement with the Investment Manager, under which the Investment Manager manages the day-to-day operations of, and provides investment advisory services to, the Company. The Company does not compensate the Investment Manager for these services. The Company’s equityholders have also engaged the Investment Manager to manage their day-to-day operations. For providing these services, the Investment Manager generally receives from the equityholders’ investors a two-part fee—a base management fee (“the Management Fee”) and an incentive fee (“the Incentive Fee”) at the equityholders’ fund level. Although fees to the investors may vary by series, the Management Fee is generally calculated at an annual rate of 2% of the equityholders’ capital. The Incentive Fee is calculated at an annual rate of 20% of the amount set forth in the line item Net Increase in Net Assets Resulting from Operations on the Statement of Operations. For the period from April 1, 2006 (commencement of operations) to December 31, 2006, the Company did not pay any management or incentive fees directly to the Investment Manager. Fees pertaining to investment management services are expenses of the respective investors of the Company’s equityholders. Accordingly, neither management fees nor incentive fees are included in the financial statements of the Company.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the nine-month period ended December 31, 2006:

Ratio of Net Investment Income to Average Net Assets (Annualized)	5.4%
Ratio of Operating Expense to Average Net Assets (Annualized)	0.8%
Total Return on Average Net Assets	11.4%
Portfolio Turnover	34.2%*

*	As part of the Company’s investment strategy, we raise debt financing through total return swaps. During the period ended December 31, 2006, we purchased certain portfolio investments that were later sold to a swap counterparty for approximately $32.9 million. These securities became the reference assets as part of total return swap arrangements. Following the sale, the Company retained the economic benefits of the reference assets but gave up all control and ownership. The Company analyzed these total return swap transactions under the guidance of Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities,” and determined that they should be recorded as sales under GAAP, and accordingly, were recognized in the portfolio turnover calculation. If these sales were excluded from this calculation, portfolio turnover would have been 24.2%.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 12. Subsequent Events

On March 22, 2007, the Company entered into a Senior Secured Revolving Credit Agreement, which we refer to as the “Credit Agreement,” with Bear Stearns & Co. and Bear Stearns Corporate Lending, Inc., which we refer to collectively as “BSC,” and certain other lenders, whereby BSC and certain other lenders will extend credit to the Company in an aggregate principal amount not to exceed $225 million outstanding at any one time. Subsequent to the initial agreement, on April 11, 2007, the Company negotiated an increase to the maximum allowable amount outstanding from $225 million to $250 million. The Credit Agreement is a three-year revolving loan and letter of credit facility collateralized by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents, subject to certain agreed-upon exceptions. Pricing was set at 137.5 basis points over LIBOR. The Credit Agreement contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum net assets of the greater of (i) 40% of the total assets of the Company as at the last day of any fiscal quarter and (ii) the sum of (A) $360 million plus (B) 25% of the net proceeds from the sale of equity interests in the Company after the closing date of the Credit Agreement, (c) maintaining a ratio of total assets less total liabilities (other than indebtedness) to total indebtedness of not less than 2.0:1.0 at any time, (d) maintaining a minimum liquidity level, (e) limitations on the incurrence of additional indebtedness, (f) limitations on liens, (g) limitations on investments (other than in the ordinary course of the Company’s business), (h) limitations on mergers and disposition of assets (other than in the normal course of the Company’s business activities), (i) limitations on the creation or existence of agreements that permit liens on properties of the Company’s subsidiaries, (j) limitations on dividends and distributions, and (k) limitations on transactions with affiliates. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Credit Agreement (and the incurrence of certain other permitted indebtedness) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

Funds borrowed under the Credit Agreement will be used to supplement the Company’s equity capital to make additional portfolio investments and for other general corporate purposes. As of March 31, 2007, borrowings in an aggregate principal amount of $25 million were outstanding under the Credit Agreement.

In connection with the Credit Agreement, on March 22, 2007, the Company entered into the Guarantee and Security Agreement, which we refer to as the “Security Agreement.” Under the terms of the Security Agreement, the Company and certain of its subsidiaries pledged and granted a security interest on all of their respective assets to the lenders under the Credit Agreement. In connection with the Security Agreement, the Company entered into one or more agreements relating to the custody of its assets, which agreements provide that the lenders under the Credit Agreement can foreclose upon the pledged and secured assets of the Company upon the occurrence of an event of default under the Credit Agreement.

The Company expects to make the election to be regulated as a BDC under the 1940 Act. Contemporaneously with the election to be regulated as a BDC, the Company will convert from a limited liability company to a corporation. Accordingly, the Company’s name will change to Plainfield Direct Inc.

The Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (“FIN 48”), as required, on January 1, 2007. FIN 48 requires the Company to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement which could result in the Company recording a tax liability that would reduce partners’ capital. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to partners’ capital as of January 1, 2007.

PLAINFIELD DIRECT LLC

NOTES TO FINANCIAL STATEMENTS—(Continued)

Based on its analysis, the Investment Manager has determined that the adoption of FIN 48 did not have a material impact to the Company’s financial statements upon adoption. However, the Investment Manager’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of tax laws, regulations and interpretations thereof.

Annex A

Annex A

Investments as of                     , 2007

Company	Industry	Face Value / # of Shares	Fair Market Value	Maturity	Asset Class	Spread over LIBOR	Fixed

Exposure Report, as of             , 2007

Investment Capital ($MM)        $

Value ($MM)

Leverage/Market Exposures

Long less Short Positions / Equity (net)	x

Long Positions / Equity (net)	x

Instrument Classification ($MM)

	Long Exposure			Short Exposure
	Positions	Value		Positions	Value
1st Lien Debt			%			%
2nd Lien Debt			%			%
Unsecured or Subordinated Debt			%			%
Preferred Equity			%			%
Common Equity			%			%
Warrants			%			%
Overlay Hedges			%			%

Totals			%			%

Sector Allocation ($MM)

	Long Exposure			Short Exposure
	Positions	Value		Positions	Value
Basic Material			%			%
Communications			%			%
Consumer Cyclical			%			%
Consumer Non-Cyclical			%			%
Diversified			%			%
Energy			%			%
Financial			%			%
Industrial			%			%
Technology			%			%
Utilities			%			%
Other			%			%

Totals		%			%

Regional Breakdown ($MM)

	Long Exposure			Short Exposure
	Positions	Value		Positions	Value
US			%			%
Non-US			%			%

Totals			%			%

NOTES TO EXPOSURE REPORT

Through and including             , 2007 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

Plainfield Direct Inc.

Common Stock

PROSPECTUS

Merrill Lynch & Co.

Credit Suisse

Bear, Stearns & Co. Inc.

Deutsche Bank Securities

                    , 2007

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements

The following statements of Plainfield Direct Inc. (the “Registrant”) are included in this Registration Statement:

* Commencement of operations.

2.		Exhibits

(a	)(1)	Certificate of Incorporation.(3)

(b	)	By-Laws.(2)

(c	)	Inapplicable.

(d	)	Form of Specimen Stock Certificate.(2)

(e	)	Form of Dividend Reinvestment Plan.(2)

(f	)	Inapplicable.

(g	)	Investment Management Agreement.(2)

(h	)	Form of Underwriting Agreement.(2)

(i	)	Inapplicable.

(j	)(1)	Custody Agreement.(2)

(j	)(2)	Form of Foreign Custody Manager Agreement.(2)

(k	)(1)	Form of Stock Transfer Agency Agreement.(2)

(k	)(2)	Form of Administrative Services Agreement.(2)

(k	)(3)	Form of Trademark License Agreement.(2)

(k	)(4)	Credit Facility Agreement.(2)

(l	)	Opinion and Consent of Counsel to the Company.(2)

(m	)	Inapplicable.

(n	)(1)	Independent Registered Public Accounting Firm Consent.(1)

(n	)(2)	Opinion of Independent Registered Public Accounting Firm Regarding “Senior securities” Table.(2)

(o	)	Inapplicable.

(p	)	Inapplicable.

(q	)	Inapplicable.

(r	)(1)	Code of Ethics.(2)

(1)	Filed herewith.
(2)	To be filed by amendment.
(3)	Incorporated by reference to our Form 10-12G as filed with the Securities and Exchange Commission on May 1, 2007.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference. Reference is also made to the Form of Underwriting Agreement for the Registrant’s shares of common stock to be filed by amendment to this Registration Statement.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fee	$6,140
NYSE listing fee	$ *
Printing other than certificates	$ *
Engraving and printing certificates	$ *
Accounting fees and expenses	$ *
Legal fees and expenses	$ *
NASD fee	$ *
Miscellaneous fees and expenses	$ *

Total	$ *

*	To be filed by amendment.

All of the expenses set forth above shall be borne by the Company.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The following list sets forth in each of the companies considered to be “controlled” by us as defined by the Investment Company Act of 1940:

Direct Subsidiaries

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Oneida Entertainment Inc. (Delaware)	100%
Plainfield Finance Corporation (Delaware)	100%
Plainfield Gaming Inc. (Delaware)	100%
Plainfield Gaming III Inc. (Delaware)	100%
Plainfield Milagro Holdings Inc. (Delaware)	100%
Plainfield Offshore Holdings II Inc. (Delaware)	100%
Plainfield Offshore Holdings IV Inc. (Delaware)	100%
Plainfield Offshore Holdings IX Inc. (Delaware)	100%
Plainfield Offshore Holdings XI Inc. (Delaware)	100%
Plainfield Racing Inc. (Delaware)	100%

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Company’s common stock on May 1, 2007:

Title of Class	Number of Record Holders
Common Stock	2

ITEM 30. INDEMNIFICATION

The information contained under the heading “Description of Our Capital Stock—Limitations on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Investment Manager, and each managing director, director or executive officer of the Investment Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding the Investment Manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-64111), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, 55 Railroad Avenue, Greenwich, CT 06830 and at the offices of the Registrant’s Custodian, The Bank of New York, One Wall Street, New York, NY 10286 and the Transfer Agent                                         , respectively.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its common stock until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Registrant undertakes that (a) for the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 8th day of May, 2007.

PLAINFIELD DIRECT INC.

By:	/s/ MAX HOLMES
Max Holmes
Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Max Holmes, Karen Dykstra and Edward J. McNamara his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, and hereby grants to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	Date

/s/ MAX HOLMES Max Holmes	Chairman of the Board of Directors and Chief Executive Officer (principal executive officer)	May 8, 2007

/s/ KAREN DYKSTRA Karen Dykstra	Chief Financial Officer (principal financial officer)	May 8, 2007

/s/ NATHANIEL GREGORY Nathaniel Gregory	Director	May 8, 2007

/s/ PAUL N. SCHWARTZ Paul N. Schwartz	Director	May 8, 2007

/s/ ROBERT E. SHIELDS Robert E. Shields	Director	May 8, 2007

EXHIBIT INDEX

Exhibit		Document

(a	)(1)	Certificate of Incorporation.(3)

(b	)	By-Laws.(2)

(c	)	Inapplicable.

(d	)	Form of Specimen Stock Certificate.(2)

(e	)	Form of Dividend Reinvestment Plan.(2)

(f	)	Inapplicable.

(g	)	Investment Management Agreement.(2)

(h	)	Form of Underwriting Agreement.(2)

(i	)	Inapplicable.

(j	)(1)	Custody Agreement.(2)

(j	)(2)	Form of Foreign Custody Manager Agreement.(2)

(k	)(1)	Form of Stock Transfer Agency Agreement.(2)

(k	)(2)	Form of Administrative Services Agreement.(2)

(k	)(3)	Form of Trademark License Agreement.(2)

(k	)(4)	Credit Facility Agreement.(2)

(l	)	Opinion and Consent of Counsel to the Company.(2)

(m	)	Inapplicable.

(n	)(1)	Independent Registered Public Accounting Firm Consent.(1)

(n	)(2)	Opinion of Independent Registered Public Accounting Firm Regarding “Senior securities” Table.(2)

(o	)	Inapplicable.

(p	)	Inapplicable.

(q	)	Inapplicable.

(r	)(1)	Code of Ethics.(2)

(1)	Filed herewith.
(2)	To be filed by amendment.
(3)	Incorporated by reference to our Form 10-12G as filed with the Securities and Exchange Commission on May 1, 2007.